UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2011

Municipal Fixed Income Funds
High Yield Municipal
Municipal Income
Short Duration Tax-Free

Goldman Sachs Municipal Fixed Income Funds

■	HIGH YIELD MUNICIPAL

■	MUNICIPAL INCOME

■	SHORT DURATION TAX-FREE

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	5

Schedules of Investments	20

Financial Statements	68

Financial Highlights	72

Notes to Financial Statements	78

Other Information	91

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The following is not a complete list of the risks that may affect the Funds. For additional information concerning the risks that may affect the Funds, please see the Funds’ prospectuses.

The Goldman Sachs High Yield Municipal Fund invests primarily in high yield municipal fixed income securities that, at the time of purchase, are medium quality or non-investment grade, the interest on which is exempt from regular federal income tax. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk, interest rate risk, call risk, and extension risk. High yield, lower rated securities involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. Non-investment grade fixed income securities are considered speculative. Such securities and unrated securities of comparable credit quality are subject to a higher risk of an issuer’s inability to meet principal and interest payment obligations. The Fund is subject to the risk that the liquidity of particular issuers or industries, or of all securities within a particular investment category, will shrink or disappear as a result of adverse economic, market or political events or adverse investor perception. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. An inability to sell an illiquid portfolio position can adversely affect the Fund’s NAV and/or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments. Additionally, because the Fund may concentrate its investments in particular sectors (for example, specific states, types of municipal securities, or economic sectors), the Fund is subject to greater risk of loss as a result of adverse events affecting those sectors than if its investments were not so concentrated.

The Fund may invest in securities whose income is subject to the federal alternative minimum tax and state income tax. Certain shareholders, including clients or affiliates of the investment adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may impact the Fund’s liquidity and NAV. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax exempt or deferred accounts.

The Goldman Sachs Municipal Income Fund invests primarily in municipal fixed income securities, the interest on which is exempt from regular federal income tax. The Fund may invest up to 100% of its net assets in private activity bonds, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk, interest rate risk, call risk, and extension risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

The Goldman Sachs Short Duration Tax-Free Fund invests primarily in municipal fixed income securities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund may invest up to 20% of its portfolio in securities, including private activity bonds and taxable investments, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk, interest rate risk, call risk, and extension risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■ Include domestic investment options, tax-free income opportunities, and access to areas of specialization
■ Capitalize on GSAM’s industry-renowned credit research capabilities
■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Municipal Fixed Income Funds

Market Review

The municipal bond market rallied during the six months ended September 30, 2011 (the “Reporting Period”) on favorable supply and demand dynamics and the improving credit picture for states and municipalities.

When the Reporting Period began, municipal bond prices were recovering from the decline they had suffered in late 2010. At that time, after speculation by some observers about the near-term potential for a wave of municipal bond defaults, the tax-exempt bond market sold off. However, as many municipal market participants and strategists had expected, state and local governments acted on their fiscal challenges by adopting numerous austerity measures, including budget cuts and pension reform, and reducing their funding needs. On the state level, revenues steadily increased.

An imbalance in supply and demand also pushed municipal bond prices higher during the Reporting Period. There was strong demand for the asset class as interest rates fell and investors sought to lock in higher yields. At the same time, new issuance was well below historical averages. During the Reporting Period, municipal supply was approximately 36% lower than it had been during the same period in 2010. Many state and local governments had cut their capital spending and therefore did not need to issue debt. They had also pre-funded some of their 2011 borrowing needs in the fourth calendar quarter of 2010 via the Build America Bond (“BAB”) program. The BAB program, which was introduced through the federal government’s fiscal stimulus package, provided states and municipalities with increased incentive to issue debt through the taxable municipal bond market. BAB issuers received a 35% federal rebate on the interest they paid bond holders, which helped states and municipalities reduce their financing costs.

In July and August 2011, a contentious debate about the raising of the U.S. debt ceiling sparked worries about the potential both for a U.S. default and the downgrade of the U.S.’s AAA credit rating. The debt ceiling talks also left tax-exempt bond investors questioning the impact of a downgrade on municipal credit ratings. Although policymakers eventually reached accord, the budget cuts to which they agreed were not enough to prevent Standard & Poor’s Ratings from downgrading U.S. government debt to AA+. The downgrade appeared to dampen investors’ risk appetite and sparked a powerful safe-haven rally in the U.S. Treasury market. Municipal bonds also rallied, though less strongly than Treasuries. As a result, the spread, or difference in yields, between municipal bonds (both investment grade and high yield) and U.S. Treasuries widened, making municipals even more attractive relative to Treasuries than historic norms. As a result, near the end of August, non-traditional buyers (that is, those who typically invest in taxable fixed income) stepped into the tax-exempt market to take advantage of the higher yields offered by municipal bonds.

For most of September, the municipal bond rally continued, driving yields lower. However, in the last week of the month, yields surged as the market struggled to digest a heavy new issue calendar. The supply overhang continued to pressure the market as the Reporting Period ended.

Overall, during the Reporting Period, higher quality municipal bonds outperformed lower quality municipal bonds. The strongest performing investment grade municipal bond sectors, as represented by the Barclays Capital Aggregate Municipal Bond Index, were hospitals, transportation, education and special tax bonds. The weakest performers during the Reporting Period were pre-refunded municipal bonds and state and local general obligation bonds overall.

MARKET REVIEW

High Yield Municipal Market

During the first half of the Reporting Period, high yield municipal bonds generally traded in line with investment grade municipal bonds. Investors seemed to believe that worries about widespread defaults were overstated.

In July 2011, high yield municipal bonds continued to move in the same direction as investment grade municipals. Even in August as U.S. Treasuries rallied and riskier fixed income assets sold off, high yield municipal bonds held up relatively well. However, they did not perform as well as investment grade municipal bonds. They continued to lag the performance of investment grade municipal bonds during September.

During the Reporting Period, the spread, or difference in yields, between high yield municipal bonds, as represented by the Barclays Capital High Yield Municipal Bond Index, and investment grade municipal bonds, as represented by the Barclays Capital Aggregate Municipal Bond Index, remained wide relative to historic norms. As a result, high yield municipal bonds remained cheap compared to investment grade municipal bonds, offering a potential source of value and higher return opportunities for tax-conscious investors.

Looking Ahead

Through the Reporting Period, the credit story for states had begun to turn the corner, though 2011-2012 fiscal year budgets continue to be a struggle for some municipalities. In addition, the steady revenue growth that states experienced in mid-2010 has shown signs of slowing. Meanwhile, the proposed American Jobs Bill of 2011 calls into question the tax-exempt status of municipal bonds. The bill proposes reducing the tax benefits of existing municipal bonds to 28% for taxpayers whose marginal tax rate is above 28%. Should the bill be passed, we expect the municipal bond market to experience short-term volatility.

Going forward, we believe the performance of the tax-exempt bond market is likely to be influenced by a number of key issues, including expectations for inflation and economic growth, perceptions about municipal credit risk, and supply and demand conditions.

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 11.26%, 10.85%, 10.85%, 11.43% and 11.40%, respectively. These returns compare to the 8.37% cumulative total return of the Fund’s benchmark, the High Yield Municipal Fund Composite Index (“High Yield Municipal Composite”), during the same time period.

The High Yield Municipal Fund Composite is comprised 40% of the Barclays Capital Aggregate Municipal Bond Index (with dividends reinvested) and 60% of the Barclays Capital High Yield Municipal Bond Index (with dividends reinvested), which generated cumulative total returns of 7.85% and 8.72%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration and yield curve strategy contributed to relative results during the Reporting Period. Sector and issue selection also enhanced returns.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund benefited from its overweighted positions relative to the High Yield Municipal Composite in the general obligation (GO) bonds of Puerto Rico, Illinois and Florida. Its overweighted position in the hospital sector and its underweighted exposure to the tobacco sector also added to Fund performance. Issue selection among tobacco-backed bonds, industrial development control bonds and pollution development control bonds further boosted returns.

In addition, the Fund’s underweighted allocation relative to the High Yield Municipal Composite to pre-refunded municipal bonds contributed to results. Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.

Detracting from relative results was the Fund’s underweighted position compared to the High Yield Municipal Composite in investment grade municipal bonds. The Fund’s slightly underweighted allocation to California GO bonds also hampered performance during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s longer duration position relative to the Barclays Capital High Yield Municipal Bond Index enhanced performance as yields declined during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Our yield curve positioning strategy also contributed to the Fund’s relative results. The Fund’s overweighted exposure to longer-term maturities benefited performance, as longer maturities outperformed shorter maturities during the Reporting Period. Yield curve indicates the spectrum of maturities within a particular sector.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value.

Also, in seeking to achieve its investment objective, and as market conditions warranted during the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of changes in interest rates. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	No significant changes were made to the Fund’s weightings or investments during the Reporting Period. However, to take advantage of steepness in the municipal bond yield curve, wherein yields on longer-term maturity bonds were higher than the yields on shorter-term maturity bonds, we opportunistically sold shorter-term maturity bonds and bought longer-term maturity bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight Puerto Rico, Illinois and Florida GO bonds and underweight California GO bonds relative to the High Yield Municipal Composite. It was overweight in the hospital sector and underweight the tobacco sector compared to the High Yield Municipal Composite. The Fund was underweight investment grade municipal bonds and pre-refunded municipal bonds at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to maintain our unconstrained approach in which we focus on seeking attractive risk/return opportunities across all maturities along the municipal bond yield curve and inclusive of all credit qualities. Based on shifts in interest rates, we intend to maintain an appropriate duration target relative to the Barclays Capital High Yield Municipal Bond Index.

FUND BASICS

High Yield Municipal Fund
as of September 30, 2011

PERFORMANCE REVIEW

			Barclays	Barclays
			Capital	Capital
	Fund Total	High Yield	High Yield	Aggregate	30-Day	30-Day	30-Day
	Return	Municipal	Municipal	Municipal	Standardized	Standardized	Taxable
April 1, 2011–	(based	Fund	Bond	Bond	Subsidized	Unsubsidized	Equivalent
Sept. 30, 2011	on NAV)[1]	Composite[2]	Index[3]	Index[4]	Yield[5]	Yield[5]	Yield[6]

Class A	11.26%	8.37%	8.72%	7.85%	4.84%	4.77%	7.45%
Class B	10.85	8.37	8.72	7.85	4.33	4.25	6.66
Class C	10.85	8.37	8.72	7.85	4.33	4.25	6.66
Institutional	11.43	8.37	8.72	7.85	5.36	5.34	8.25
Class IR	11.40	8.37	8.72	7.85	5.32	5.25	8.18

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The High Yield Municipal Fund Composite Index is comprised of the Barclays Capital Aggregate Municipal Bond Index (40%) and the Barclays Capital High Yield Municipal Bond Index (100%).

[3]	The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays Capital Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

[6]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2010 federal income tax rate of 35%.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[7]

For the period ended 9/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-1.02%	-1.21%	2.86%	3.71%	4/3/00
Class B	-2.22	-1.44	2.71	3.57	4/3/00
Class C	1.90	-1.04	2.57	3.35	4/3/00
Institutional	4.04	0.04	3.72	4.51	4/3/00
Class IR	3.99	N/A	N/A	6.77	7/30/10

[7]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.86%	0.93%
Class B	1.61	1.68
Class C	1.61	1.68
Institutional	0.57	0.59
Class IR	0.61	0.68

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[9]

Percentage of Net Assets

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Municipal Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 8.65%, 8.25%, 8.25%, 8.84%, 8.53% and 8.57% respectively. These returns compare to the 7.85% cumulative total return of the Fund’s benchmark, the Barclays Capital Aggregate Municipal Bond Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration and yield curve strategy contributed to relative performance during the Reporting Period. Sector and issue selection also boosted results.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund benefited from its focus on lower credit quality investment grade municipal securities. An underweighted allocation overall to state general obligation (GO) bonds relative to the Index enhanced results as did overweighted positions specifically to the GO bonds of California, Illinois and Puerto Rico. Overweighted allocations relative to the Index to the hospital and airport sectors also added value. Issue selection within the hospital sector and among tobacco- backed bonds also proved advantageous.

In addition, the Fund’s underweighted position relative to the Index in pre-refunded municipal bonds contributed to results. Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.

Detracting from relative results was the Fund’s position in bonds with maturities of 13 months and less. Its underweighted position relative to the Index in local GO bonds also dampened results during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s slightly long duration position relative to the Index enhanced performance as yields moved lower during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Our yield curve positioning strategy also contributed to relative results. The Fund’s overweighted exposure to longer- term maturities benefited performance as longer maturities outperformed short maturities during the Reporting Period. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	In seeking to achieve its investment objective, and as market conditions warranted during the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of changes in interest rates. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income.

PORTFOLIO RESULTS

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	No significant changes were made to the Fund’s weightings or investments during the Reporting Period. However, to take advantage of steepness in the municipal bond yield curve, wherein yields on longer-term maturity bonds were higher than the yields on shorter-term maturity bonds, we opportunistically sold shorter-term maturity bonds and bought longer-term maturity bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight lower credit quality investment grade municipal bonds and bonds with maturities of 13 months and less relative to the Index. It held overweighted allocations relative to the Index in the GO bonds of California, Illinois and Puerto Rico. The Fund was overweight bonds in the hospital and airport sectors. Compared to the Index, the Fund was underweight state and local GO bonds and pre-refunded municipal bonds at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue managing the Fund to seek opportunities along the entire municipal bond yield curve and across the spectrum of investment grade credits. We will continue to monitor the changing dynamic between agencies and municipals, seeking to keep the Fund invested in the most tax-efficient manner. Based on shifts in interest rates, we intend to maintain an appropriate duration target relative to the Index.

FUND BASICS

Municipal Income Fund
as of September 30, 2011

PERFORMANCE REVIEW

		Barclays Capital	30-Day	30-Day
		Aggregate	Standardized	Standardized	30-Day Taxable
April 1, 2011–	Fund Total Return	Municipal	Subsidized	Unsubsidized	Equivalent
September 30, 2011	(based on NAV)[1]	Bond Index[2]	Yield[3]	Yield[3]	Yield[4]

Class A	8.65%	7.85%	3.46%	3.20%	5.32%
Class B	8.25	7.85	2.85	2.58	4.38
Class C	8.25	7.85	2.84	2.58	4.37
Institutional	8.84	7.85	3.93	3.67	6.05
Service	8.53	7.85	3.41	3.15	5.25
Class IR	8.57	7.85	3.84	3.58	5.91

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2010 federal income tax rate of 35%.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 9/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.89%	2.78%	3.90%	4.68%	7/20/93
Class B	-2.90	2.37	3.65	4.56	5/1/96
Class C	1.19	2.77	3.51	3.80	8/15/97
Institutional	3.34	3.92	4.68	4.96	8/15/97
Service	2.81	3.36	4.14	4.47	8/15/97
Class IR	3.08	N/A	N/A	5.06	7/30/10

[5]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.78%	0.98%
Class B	1.53	1.73
Class C	1.53	1.73
Institutional	0.44	0.64
Service	0.94	1.14
Class IR	0.53	0.73

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[7]

Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 2.16%, 1.85%, 1.95%, 2.33%, 2.08% and 2.29%, respectively. These returns compare to the 1.78% cumulative total return of the Fund’s benchmark, the Barclays Capital Municipal 1-3 Year Blend Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Sector and issue selection added to the Fund’s relative returns during the Reporting Period. The Fund’s duration and yield curve strategy also contributed positively.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund benefited from its focus on lower credit quality investment grade municipal securities as well as its overweighted exposure to the general obligation (GO) bonds of Puerto Rico, Illinois and Florida. Issue selection among hospitals and tobacco-backed bonds also added value.

In addition, the Fund’s underweighted position relative to the Index in pre-refunded municipal bonds contributed to results. Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond.

The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.

Detracting from relative results was the Fund’s position in bonds with maturities of 13 months and less. Its underweighted position in California GO bonds relative to the Index also hampered performance during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s slightly long duration position relative to the Index enhanced performance as yields moved lower during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Our yield curve positioning strategy also contributed to relative results. The Fund’s overweighted exposure to longer- term maturities benefited performance as longer maturities outperformed short maturities during the Reporting Period. Yield curve indicates the spectrum of maturities within a particular sector.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	In seeking to achieve its investment objective, and as market conditions warranted during the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of changes in interest rates. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	No significant changes were made to the Fund’s weightings or investments during the Reporting Period. However, to take advantage of steepness in the municipal yield curve, wherein yields on longer-term maturity bonds were higher than the yields on shorter-term maturity bonds, we opportunistically sold shorter-term maturity bonds and bought longer-term maturity bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight lower credit quality investment grade municipal bonds and bonds with maturities of 13 months and less relative to the Index. It held overweighted allocations relative to the Index in the GO bonds of Puerto Rico, Illinois and Florida. Compared to the Index, the Fund was underweight California GO bonds and pre-refunded municipal bonds at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue managing the Fund to seek opportunities in the short-term end of the municipal bond yield curve, including investment grade credits. We will continue to monitor the changing dynamic between agencies and municipals, seeking to keep the Fund invested in the most tax-efficient manner. Based on shifts in interest rates, we intend to maintain an appropriate duration target relative to the Index. We may adjust the Fund’s duration position if we see a broad change in interest rates.

FUND BASICS

Short Duration Tax-Free Fund
as of September 30, 2011

PERFORMANCE REVIEW

		Barclays
		Capital	30-Day	30-Day
		Municipal	Standardized	Standardized	30-Day Taxable
April 1, 2011–	Fund Total Return	1-3 Year	Subsidized	Unsubsidized	Equivalent
September 30, 2011	(based on NAV)[1]	Blend Index[2]	Yield[3]	Yield[3]	Yield[4]

Class A	2.16%	1.78%	1.02%	0.97%	1.57%
Class B	1.85	1.78	0.44	0.24	0.68
Class C	1.95	1.78	0.64	0.25	0.98
Institutional	2.33	1.78	1.38	1.33	2.12
Service	2.08	1.78	0.88	0.83	1.35
Class IR	2.29	1.78	1.29	1.24	1.98

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital Municipal 1-3 Year Blend Index, an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2010 federal income tax rate of 35%.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 9/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.26%	2.93%	2.61%	3.19%	5/1/97
Class B	-0.87	2.64	2.27	2.95	5/1/97
Class C	0.71	2.56	2.04	2.47	8/15/97
Institutional	2.12	3.61	3.15	3.79	10/1/92
Service	1.61	3.10	2.64	3.30	9/20/94
Class IR	2.02	N/A	N/A	2.10	7/30/10

[5]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum sales charge applicable to Class A Shares was 2.0%, which is not reflected in the average annual total return figures shown. Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.73%	0.77%
Class B	1.33	1.52
Class C	1.13	1.52
Institutional	0.39	0.43
Service	0.89	0.93
Class IR	0.48	0.52

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[7]

Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – 94.3%
Alabama – 2.2%
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA+/NR)(a)(b)(c)
$6,875,000	14.310%	11/03/16	$9,358,731
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
3,405,000	5.375	12/01/16	3,516,786
4,425,000	5.500	12/01/21	4,337,075
5,775,000	5.625	12/01/26	5,478,338
16,515,000	5.750	12/01/36	14,913,706
Courtland Industrial Development Board PCRB Refunding for International Paper Co. Projects Series 2005 A (BBB/Baa3)
1,000,000	5.000	06/01/25	977,680
Infirmary Health System Special Care Facilities Financing Authority of Mobile RB for Infirmary Health System, Inc. Series 2010 A (A-/NR)
7,500,000	5.250	02/01/30	7,447,125
Sylacauga Health Care Authority RB for Coosa Valley Medical Center Series 2005 A (GO OF AUTH) (NR/NR)
7,600,000	6.000	08/01/25	6,989,644
8,000,000	6.000	08/01/35	6,937,360
Tuscaloosa Alabama Educational Building Authority RB for Stillman College Project Series 2007 A (BB+/NR)
13,465,000	5.250	06/01/37	9,784,208
University of Alabama at Birmingham Hospital RB Series 2006 A (A+/A1)
2,785,000	5.000	09/01/41	2,784,861

			72,525,514

Arizona – 2.3%
Arizona Health Facilities Authority Hospital RB for Phoenix Children’s Hospital Series 2007 A (NR/NR)(b)
39,070,000	1.160	02/02/15	36,186,634
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa2)
8,800,000	7.250	02/01/40	9,733,768
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BBB-/Baa3)
5,000,000	6.250	01/01/38	5,069,400
Pima County IDA RB for Tucson Electric Power Co. Project RMKT 01/12/10 Series 2008 B (BBB-/Baa3)
7,850,000	5.750	09/01/29	7,986,983
Pima County IDA RB for Tucson Electric Power Co. Project Series 2010 A (BBB-/Baa3)
5,000,000	5.250	10/01/40	4,743,650
Queen Creek Improvement District No. 1 Special Assessment Series 2006 (BBB/A3)
600,000	5.000	01/01/20	600,684
2,000,000	5.000	01/01/26	1,963,900
3,000,000	5.000	01/01/32	2,807,550
University Medical Center Corp. RB Series 2009 (BBB+/Baa1)
500,000	6.250	07/01/29	519,815
1,000,000	6.500	07/01/39	1,043,670
University Medical Center Corp. RB Series 2011 (GO OF CORP) (BBB+/Baa1)
3,500,000	6.000	07/01/39	3,553,760

			74,209,814

Arkansas – 0.2%
Little River Country RB Refunding for Georgia Pacific Corp. Project Series 1998 (AMT) (NR/Baa3)
5,515,000	5.600	10/01/26	5,389,313

California – 13.4%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE FGIC) (A+/Aa3)(d)
1,600,000	0.000	08/01/26	678,720
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA+/Aa3)(d)
1,210,000	0.000	08/01/36	255,770
Anaheim Public Financing Authority RB Capital Appreciation for Public Improvements Project Series 1997 C (AGM) (AA+/Aa3)(d)
855,000	0.000	09/01/29	261,356
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA+/Aa3)(d)
1,055,000	0.000	08/01/25	497,696
California County Tobacco Securitization Agency RB Asset-Backed Bonds Refunding for Sonoma County Corp. Series 2005 (BBB-/NR)
5,935,000	5.250	06/01/45	3,625,988
California Health Facilities Financing Authority RB for California Sutter Health Facilities Series 2007 A (AA-/Aa3)
5,000,000	5.250	11/15/46	5,057,750
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (BBB-/Baa2)
19,500,000	5.500	02/01/39	17,337,840
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A (NR/NR)
2,000,000	5.400	11/01/27	1,906,960
7,500,000	5.500	11/01/38	6,636,525
California Statewide Communities Development Authority RB for Methodist Hospital Project Series 2009 (FHA INS) (NR/Aa2)
6,000,000	6.625	08/01/29	7,198,860
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (B+/NR)(d)
35,000,000	0.000	06/01/46	1,066,800
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE FGIC) (BBB/WR)(d)
7,000,000	0.000	09/01/33	1,849,190
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)
750,000	6.500	12/01/26	808,305
2,830,000	7.000	12/01/36	3,103,548

20          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
$670,000	7.750%	12/01/31	$683,815
5,000,000	8.000	06/01/44	5,108,750
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (B/NR)(d)
289,785,000	0.000	06/01/47	9,531,029
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (B-/NR)(d)
307,000,000	0.000	06/01/47	2,557,310
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AGC-ICC) (AA+/Aa3)
24,920,000	5.000	06/01/45	24,480,162
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (FGIC) (BBB+/A2)
2,735,000	5.000	06/01/35	2,736,614
11,045,000	5.000	06/01/38	10,900,089
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (BB+/B3)
27,480,000	5.750	06/01/47	19,336,852
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2005 (AMBAC-TCRS-BNY) (BBB+/A2)
81,290,000	5.000	06/01/45	79,855,231
Hartnell Community College District GO Bonds Capital Appreciation for Election of 2002 Series 2009 D (AA-/Aa2)(d)
50,000,000	0.000	08/01/49	3,082,000
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-1 (B/NR)(d)
101,195,000	0.000	06/01/36	9,321,071
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-2 (B/NR)(d)
211,235,000	0.000	06/01/47	5,206,943
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 D (B/NR)(d)
260,660,000	0.000	06/01/57	1,832,440
Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3 (NR/NR)
1,435,000	5.050	09/01/30	1,298,560
690,000	5.050	09/01/35	608,891
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
665,000	6.625	08/01/24	703,736
1,000,000	7.250	08/01/31	1,080,160
9,315,000	7.375	08/01/40	10,069,515
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa3)(d)
47,875,000	0.000	08/01/50	4,423,171
Los Angeles County Sanitation Districts Financing Authority RB for Capital Projects District No. 20 Subseries 2007 A (AMBAC) (A/WR)
4,000,000	4.500	10/01/42	3,752,360
Los Angeles Regional Airports Improvement Corp. Lease RB Series 2002 C (AMT) (B-/Caa2)
32,425,000	7.500	12/01/24	32,073,837
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A-/NR)
1,625,000	6.750	09/01/26	1,696,403
1,500,000	7.000	09/01/31	1,577,505
875,000	7.250	09/01/38	930,851
Madera County Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2005 (NATL-RE FGIC) (A+/WR)(d)
2,740,000	0.000	08/01/26	1,127,702
2,590,000	0.000	08/01/27	987,204
1,395,000	0.000	08/01/28	492,979
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (A/NR)(d)
1,330,000	0.000	08/01/27	512,409
Monrovia Unified School District GO Bonds for Capital Appreciation Series 2001 B (NATL-RE FGIC) (A+/Aa3)(d)
1,000,000	0.000	08/01/24	509,420
M-S-R Energy Authority Gas RB Series 2009 A (A/NR)
8,250,000	6.500	11/01/39	9,045,217
M-S-R Energy Authority Gas RB Series 2009 B (A/NR)
2,000,000	6.500	11/01/39	2,192,780
M-S-R Energy Authority Gas RB Series 2009 C (A/NR)
10,000,000	6.125	11/01/29	10,533,000
13,500,000	6.500	11/01/39	14,801,265
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA+/Aa3)(e)
12,000,000	0.000	08/01/30	6,617,400
14,500,000	0.000	08/01/35	7,819,270
Murrieta Community Facilities District No. 3 Special Tax for Creekside Village Improvement Area 1 Series 2005 (NR/NR)
1,660,000	5.200	09/01/35	1,478,944
New Haven Unified School District GO Bonds Refunding for Capital Appreciation Series 2009 (ASSURED GTY) (AA+/Aa2)(d)
860,000	0.000	08/01/25	407,348
1,105,000	0.000	08/01/26	489,449
5,550,000	0.000	08/01/30	1,834,108
7,830,000	0.000	08/01/32	2,240,711
7,000,000	0.000	08/01/34	1,749,020
Palomar Pomerado Health COPS Series 2009 (BB+/Baa3)
16,450,000	6.750	11/01/39	16,985,283
Palomar Pomerado Health COPS Series 2010 (BB+/Baa3)
7,000,000	6.000	11/01/41	6,745,270
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA+/Aa3)(e)
10,750,000	0.000	08/01/38	7,858,680

The accompanying notes are an integral part of these financial statements.          21

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE FGIC) (AA-/Aa3)(d)
$1,805,000	0.000%	08/01/25	$897,428
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A-/NR)(d)
7,275,000	0.000	10/01/41	816,037
2,220,000	0.000	10/01/33	454,944
2,220,000	0.000	10/01/35	391,142
5,000,000	0.000	10/01/38	684,550
8,425,000	0.000	10/01/39	1,067,195
13,395,000	0.000	10/01/40	1,571,635
6,000,000	0.000	10/01/42	621,900
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A-/NR)
1,225,000	6.500	10/01/25	1,244,759
1,950,000	6.750	10/01/30	1,991,126
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE FGIC) (A/A1)(d)
1,420,000	0.000	08/01/25	622,855
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA/Aa1)(d)
30,265,000	0.000	07/01/44	4,232,258
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)
500,000	6.750	08/01/33	543,540
2,000,000	6.750	08/01/41	2,163,560
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 D (BBB/NR)
435,000	6.625	08/01/27	461,483
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB/NR)
750,000	6.250	08/01/28	778,545
555,000	6.375	08/01/29	578,676
305,000	6.500	08/01/31	316,688
1,000,000	6.625	08/01/39	1,037,820
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB/NR)
1,000,000	7.000	08/01/33	1,053,710
1,500,000	7.000	08/01/41	1,569,765
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE FGIC) (A+/Aa2)(d)
1,580,000	0.000	08/01/24	771,451
1,595,000	0.000	08/01/25	724,656
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000	5.000	07/01/42	2,071,620
Santee Community Development Commission Tax Allocation for Santee Community Redevelopment Project Series 2011 A (A/NR)
1,000,000	7.000	08/01/31	1,058,780
2,000,000	7.000	08/01/41	2,101,640
Silicon Valley Tobacco Securitization Authority Tobacco Settlement RB Capital Appreciation Turbo Asset-Backed Bonds for Santa Clara County Tobacco Securitization Corp. Series 2007 A (BBB/NR)(d)
29,000,000	0.000	06/01/36	2,826,340
Silicon Valley Tobacco Securitization Authority Tobacco Settlement RB Capital Appreciation Turbo Asset-Backed Bonds for Santa Clara County Tobacco Securitization Corp. Series 2007 A (BBB-/NR)(d)
73,990,000	0.000	06/01/47	2,131,652
Silicon Valley Tobacco Securitization Authority Tobacco Settlement RB Capital Appreciation Turbo Asset-Backed Bonds for Santa Clara County Tobacco Securitization Corp. Series 2007 B (BBB-/NR)(d)
13,505,000	0.000	06/01/47	333,979
Stockton Unified School District GO Bonds for Capital Appreciation Election Series 2011 D (AGM) (AA+/Aa3)(d)
13,025,000	0.000	08/01/39	2,191,326
Temecula Redevelopment Agency Tax Allocation for Housing Redevelopment Project No. 1 Series 2011 A (A/NR)
1,000,000	6.750	08/01/31	1,040,640
2,100,000	7.000	08/01/39	2,210,901
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds for Sacramento County Tobacco Securitization Corp. Series 2005 A-1 (BB/Caa1)
2,000,000	5.375	06/01/38	1,342,880
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (BBB/B2)
7,350,000	5.125	06/01/46	4,780,587
Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A/NR)
1,500,000	6.875	12/01/33	1,621,095
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (BBB/NR)
1,000,000	7.250	09/01/31	1,065,340
5,000,000	7.500	09/01/42	5,315,500

			432,248,065

Colorado – 1.0%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-/NR)
9,050,000	5.000	12/01/35	7,799,562
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB-/Baa3)
8,500,000	6.000	01/15/41	8,702,810

22          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)

Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006 (NR/NR)
$4,500,000	6.125%	12/01/37	$3,282,390
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2007 A (AMT) (B/B3)
9,000,000	5.750	10/01/32	8,071,740
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (BBB/Baa1)(d)
1,715,000	0.000	09/01/28	563,789
Park Meadows Business Improvement District RB Series 2007 (NR/NR)
475,000	5.300	12/01/27	438,097
720,000	5.350	12/01/31	645,487
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B (NR/NR)
1,750,000	6.625	12/01/40	1,284,605

			30,788,480

Delaware – 0.2%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
6,594,000	5.450	07/01/35	4,600,568
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 B (NR/NR)
100,000	5.125	07/01/35	74,101
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (BBB+/Baa2)
3,000,000	5.400	02/01/31	3,054,540

			7,729,209

District of Columbia – 1.4%
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 (ASSURED GTY) (AA+/Aa3)(e)
25,000,000	0.000	10/01/41	20,423,000
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (BBB+/Baa1)(e)
36,900,000	0.000	10/01/44	24,476,508

			44,899,508

Florida – 14.8%
Aberdeen Community Development District Special Assessment Series 2006-1 (NR/NR)(f)
1,810,000	5.250	11/01/15	973,183
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
4,460,000	6.300	05/01/35	3,434,378
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A (NR/NR)
1,690,000	5.375	05/01/37	1,053,140
Arborwood Community Development District RB Capital Improvement for Centex Homes Project Series 2006 A-3 (NR/NR)
9,100,000	5.500	05/01/36	7,918,183
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-1 (NR/NR)(f)
17,510,000	5.500	05/01/36	2,976,700
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-2 (NR/NR)
235,000	5.250	05/01/36	217,018
Arborwood Community Development District Special Assessment for Master Infrastructure Projects Series 2005 A (NR/NR)
26,700,000	5.350	05/01/36	18,390,693
Arborwood Community Development District Special Assessment for School Site Acquisition Projects Series 2005 (NR/NR)(f)
4,945,000	5.500	05/01/14	2,660,716
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
8,000,000	6.000	05/01/33	7,434,080
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 B (NR/NR)
12,415,000	5.800	05/01/34	11,229,988
Bluewaters Community Development District Special Assessment Series 2004 (NR/NR)
480,000	6.000	05/01/35	467,002
Brevard County Health Facilities Authority RB for Health First, Inc. Project Series 2009 (A-/A3)
4,750,000	7.000	04/01/39	5,287,178
Bridgewater Community Development District Special Assessment Series 2004 A (NR/NR)
3,195,000	6.000	05/01/35	3,040,362
Bridgewater Community Development District Special Assessment Series 2011 A (NR/NR)
9,290,000	7.210	05/01/35	7,807,037
Broward County Florida Airport Exempt Facility RB for Learjet, Inc. Project RMKT 07/19/04 Series 2000 (AMT) (NR/Ba2)
2,000,000	7.500	11/01/20	2,099,020
Capital Trust Agency Fixed Rate Air Cargo RB for Aero Miami FX, LLC Project Series 2010 A (NR/Baa3)
8,750,000	5.350	07/01/29	8,381,887
Concord Station Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
950,000	5.000	05/01/15	915,980
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(f)
3,305,000	5.850	05/01/35	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(f)
3,980,000	5.000	05/01/11	40

The accompanying notes are an integral part of these financial statements.          23

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
$4,145,000	5.850%	05/01/35	$3,902,808
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)(e)
2,545,000	0.000	05/01/35	1,443,982
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(d)
6,860,000	0.000	05/01/17	4,173,555
Connerton West Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(f)
6,410,000	5.125	05/01/16	2,499,900
Cory Lakes Community Development District Special Assessment Series 2001 A (NR/NR)
315,000	8.375	05/01/17	327,339
Cory Lakes Community Development District Special Assessment Series 2001 B (NR/NR)
350,000	8.375	05/01/17	362,103
Crossings at Fleming Island Community Development District Special Assessment Refunding Series 2000 C (NR/NR)
2,535,000	7.050	05/01/15	2,540,501
Cutler Cay Community Development District Special Assessment Series 2004 (NR/NR)
3,740,000	6.300	05/01/34	3,749,238
Durbin Crossing Community Development District Special Assessment Series 2005 A (NR/NR)
43,080,000	5.500	05/01/37	33,741,118
Durbin Crossing Community Development District Special Assessment Series 2005 B-2 (NR/NR)
3,550,000	6.830	11/01/15	3,516,346
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (BBB+/Baa1)
27,950,000	6.000	08/15/36	27,985,496
Florida Higher Educational Facilities Financing Authority RB for Flagler College, Inc. Project Series 2006 (XLCA) (NR/WR)
11,180,000	5.250	11/01/36	10,757,620
Forest Creek Community Development District RB for Capital Improvement Series 2010 B (NR/NR)
770,000	7.000	11/01/13	752,559
Hammocks Community Development District Special Assessment Series 2005 B (NR/NR)
515,000	6.960	11/01/15	506,101
Harbour Isles Community Development District Special Assessment Series 2004 (NR/NR)
3,015,000	6.125	05/01/35	2,790,684
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
8,165,000	5.600	05/01/36	6,799,485
Heritage Harbour South Community Development District RB for Capital Improvement Series 2003 A (NR/NR)
1,065,000	6.200	05/01/35	1,055,820
Heritage Isle At Viera Community Development District Special Assessment Series 2005 (NR/NR)
6,775,000	5.550	05/01/37	5,132,537
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
2,490,000	5.700	05/01/36	2,189,108
Hillsborough County IDA RB for Health Facilities RMKT 8/06/09 Series 2008 B (NR/WR)(g)
4,980,000	8.000	08/15/19	7,052,078
Killarney Community Development District Special Assessment Series 2004 A (NR/NR)(f)
2,395,000	6.000	05/01/35	1,077,750
Killarney Community Development District Special Assessment Series 2004 B (NR/NR)(f)
1,750,000	5.125	05/01/16	787,500
Lake Powell Residential Golf Community Development District Special Assessment Series 2000 A (NR/NR)
1,755,000	7.450	05/01/22	1,755,772
3,315,000	7.500	05/01/32	3,316,326
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005 (NR/NR)
3,940,000	7.210	08/01/17	3,835,826
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B (NR/NR)
9,335,000	5.000	05/01/13	8,630,114
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)
19,760,000	8.000	05/01/40	19,890,416
Lee County IDA Health Care Facilities RB for Shell Point/Alliance Obligation Group Series 2006 (BB/NR)
19,960,000	5.125	11/15/36	15,798,340
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB/NR)
60,000	5.000	11/15/11	60,195
1,000,000	5.000	11/15/13	1,043,510
2,245,000	5.000	11/15/15	2,350,044
4,000,000	5.000	11/15/22	3,740,320
10,000,000	5.000	11/15/29	8,350,700
Live Oak Community Development District No. 2 Special Assessment Series 2004 A (NR/NR)
8,420,000	5.850	05/01/35	7,353,102
Live Oak Community Development District No. 2 Special Assessment Series 2010 (NR/NR)
5,585,000	7.360	11/01/20	5,755,678
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
5,420,000	5.400	05/01/30	4,238,819
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
2,635,000	5.375	05/01/30	2,272,002
Marsh Harbour Community Development District Special Assessment Series 2005 A (NR/NR)
2,860,000	5.450	05/01/36	2,581,093

24          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(f)
$4,455,000	5.250%	05/01/15	$1,737,450
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2007 B (NR/NR)(f)
2,915,000	6.150	11/01/14	1,136,850
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 1998 (BB+/NR)
7,540,000	5.375	11/15/28	6,911,390
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 2001 A (BB+/Baa3)
960,000	6.125	11/15/11	962,045
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Florida Project Series 2004 (BB+/Baa3)
13,600,000	6.750	11/15/29	13,780,744
Miami-Dade County Special Obligation Refunding Subseries 1997 B (NATL-RE) (BBB/A2)(d)
20,000,000	0.000	10/01/29	6,451,000
38,545,000	0.000	10/01/30	11,504,140
12,085,000	0.000	10/01/31	3,338,844
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-1 (NR/NR)(e)
2,120,000	0.000	05/01/38	1,370,071
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-2 (NR/NR)(e)
5,340,000	0.000	05/01/38	2,076,993
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-1 (NR/NR)(e)
2,915,000	0.000	05/01/15	2,504,218
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-2 (NR/NR)(e)
4,185,000	0.000	05/01/18	1,627,505
New River Community Development District Special Assessment Series 2006 A (NR/NR)(f)
545,000	5.350	05/01/38	5
New River Community Development District Special Assessment Series 2006 B (NR/NR)(f)
3,260,000	5.000	05/01/13	33
Orange County Health Facilities Authority RB Refunding for Orlando Lutheran Healthcare Series 2005 (NR/NR)
1,100,000	5.375	07/01/20	1,047,200
Overoaks Community Development District RB for Capital Improvement Series 2010 A-1 (NR/NR)
1,095,000	6.125	05/01/35	1,099,632
Overoaks Community Development District RB for Capital Improvement Series 2010 A-2 (NR/NR)(e)
1,475,000	0.000	05/01/35	1,083,476
Overoaks Community Development District RB for Capital Improvement Series 2010 B (NR/NR)(e)
3,375,000	0.000	05/01/17	2,879,617
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(f)
1,200,000	5.125	05/01/16	12,000
210,000	6.125	05/01/35	2,100
Parker Road Community Development District Special Assessment Series 2007 A (NR/NR)
2,400,000	5.600	05/01/38	1,368,000
Parklands Lee Community Development District Special Assessment Series 2004 A (NR/NR)(f)
3,645,000	5.800	05/01/35	1,530,900
Parklands Lee Community Development District Special Assessment Series 2004 B (NR/NR)(f)
445,000	5.125	05/01/11	186,900
Paseo Community Development District RB for Capital Improvement Series 2005 A (NR/NR)(f)
11,755,000	5.400	05/01/36	4,202,413
Paseo Community Development District RB for Capital Improvement Series 2005 B (NR/NR)(f)
6,775,000	4.875	05/01/10	2,422,063
Paseo Community Development District RB for Capital Improvement Series 2006 (NR/NR)(f)
4,810,000	5.000	02/01/11	1,755,650
Pine Island Community Development District Utility System Bonds Series 2004 (NR/NR)(f)
1,355,000	5.300	11/01/15	758,800
Reunion East Community Development District Special Assessment Series 2002 A (NR/NR)
15,200,000	7.200	05/01/22	11,758,112
River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
6,180,000	0.000 (e)	05/01/36	3,174,913
5,575,000	5.450	05/01/36	4,160,957
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
2,815,000	5.500	05/01/15	2,620,427
Sarasota County Public Hospital District RB for Sarasota Memorial Hospital Project Series 2009 A (AA-/A1)
1,500,000	5.625	07/01/39	1,541,985
Seven Oaks Community Development District II Special Assessment Series 2004 B (NR/NR)
1,420,000	7.500	05/01/16	1,373,722
Shingle Creek Community Development District Special Assessment for Capital Improvement Series 2006 (NR/NR)(f)
8,150,000	5.750	05/01/15	3,239,625
7,995,000	6.100	05/01/25	3,178,012
20,980,000	6.125	05/01/37	8,339,550
South Kendall Community Development District Special Assessment Series 2010 A (NR/NR)
1,890,000	6.200	11/01/40	1,867,320
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
4,670,000	5.800	05/01/35	3,784,615
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)(e)
3,455,000	0.000	05/01/35	2,049,057

The accompanying notes are an integral part of these financial statements.          25

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Southern Hills Plantation II Community Development District Special Assessment for Capital Improvement Series 2004 (NR/NR)(f)
$3,265,000	5.850%	05/01/34	$1,420,765
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA/A1)
5,835,000	6.500	11/15/39	6,387,925
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)
475,000	5.500	11/01/15	346,750
Stonelake Ranch Community Development District Special Assessment Series 2004 A (NR/NR)
3,190,000	5.900	05/01/34	2,847,458
Verona Walk Community Development District RB for Capital Improvement Series 2004 (NR/NR)
1,220,000	5.850	05/01/35	1,150,131
Village Center Community Development District Recreational RB Subseries 1998 B (NR/NR)
1,255,000	8.250	01/01/17	1,257,874
Village Center Community Development District Recreational RB Subseries 1998 C (NR/NR)
1,720,000	7.375	01/01/19	1,726,949
Village Center Community Development District Recreational RB Subseries 2003 B (NR/NR)
4,005,000	6.350	01/01/18	4,105,966
Village Center Community Development District Recreational RB Subseries 2004 B (NR/NR)
3,940,000	5.875	01/01/15	4,079,673
Village Community Development District No. 8 Special Assessment RB Series 2008 (NR/NR)
9,310,000	6.375	05/01/38	9,567,887
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
9,985,000	6.125	05/01/39	10,014,156
Village Community Development District No. 9 Special Assessment RB Series 2011 (NR/NR)
6,000,000	7.000	05/01/41	6,302,520
Villasol Community Development District RB Series 2003 A (NR/NR)
3,755,000	6.600	05/01/34	2,996,340
Waters Edge Community Development District Special Assessment for Capital Improvement Series 2006 B (NR/NR)(f)
1,080,000	5.000	11/01/12	542,171
West Villages Improvement District Special Assessment Unit of Development No. 3 Series 2006 (NR/NR)
11,745,000	5.500	05/01/37	5,225,820

			475,213,222

Georgia – 2.3%
Atlanta Tax Allocation for Beltline Project RMKT 12/15/09 Series 2009 A (NR/NR)
8,420,000	7.500	01/01/31	8,829,633
Atlanta Tax Allocation for Eastside Project Series 2005 B (A-/NR)
1,085,000	5.400	01/01/20	1,112,548
1,750,000	5.600	01/01/30	1,730,138
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (BB+/Baa3)
5,675,000	5.500	01/01/34	4,399,657
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (CCC+/NR)
8,000,000	8.750	06/01/29	9,239,280
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 B (AMT) (CCC+/NR)
8,750,000	9.000	06/01/35	9,438,538
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
2,445,000	5.250	11/01/28	1,993,042
Fulton County Residential Care Facilities RB for Canterbury Court Project Series 2004 A (NR/NR)
1,750,000	6.125	02/15/34	1,578,027
Marietta Development Authority University Facilities RB Refunding for Life University, Inc. Project Series 2008 (NR/Ba3)
2,500,000	7.000	06/15/39	2,466,550
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Series 2007 (AMBAC) (A+/WR)(h)
46,820,000	0.815	10/01/33	29,431,988
Richmond County Development Authority Environmental Improvement RB for International Paper Co. Projects Series 2006 A (AMT) (BBB/Baa3)
5,000,000	5.000	08/01/30	4,440,150

			74,659,551

Guam – 1.8%
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B/NR)
2,500,000	6.625	12/01/30	2,522,750
2,700,000	6.875	12/01/40	2,766,852
Guam Government GO Bonds Series 2009 A (B+/NR)
6,000,000	6.750	11/15/29	6,250,020
18,075,000	7.000	11/15/39	18,890,544
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB-/NR)
2,400,000	5.375	12/01/24	2,462,736
3,000,000	5.625	12/01/29	3,075,630
2,750,000	5.750	12/01/34	2,810,775
Guam Power Authority RB Series 2010 A (BBB/Ba1)
11,705,000	5.500	10/01/40	11,571,095
Guam Waterworks Authority RB for Water & Wastewater System Series 2010 (BB/Ba2)
8,000,000	5.625	07/01/40	7,717,840

			58,068,242

Hawaii – 0.0%
Hawaii State Department of Budget and Finance Special Purpose RB for 15 Craigside Project Series 2009 A (NR/NR)
1,000,000	8.750	11/15/29	1,156,380

26          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Idaho – 0.6%
Madison County Hospital Revenue COPS Series 2006 (BB+/NR)
$1,000,000	5.250%	09/01/20	$978,400
4,645,000	5.250	09/01/26	4,291,748
1,500,000	5.250	09/01/30	1,307,835
14,285,000	5.250	09/01/37	11,859,550

			18,437,533

Illinois – 4.4%
Bellwood Village Cook County Illinois GO Bonds Series 2006 B (XLCA) (NR/WR)
4,915,000	4.500	12/01/29	4,449,156
Chicago Illinois O’Hare International Airport Special Facility RB Refunding for American Airlines, Inc. Project Series 2007 (NR/Caa2)
16,400,000	5.500	12/01/30	12,466,132
Cook County Illinois Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (BB-/B1)
7,000,000	6.500	10/15/40	7,265,790
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
178,000	5.400	03/01/16	175,052
1,450,000	5.625	03/01/36	1,148,850
Illinois Finance Authority RB for Friendship Village Schaumburg Series 2005 A (BB-/NR)
1,745,000	5.000	02/15/15	1,723,170
6,000,000	5.375	02/15/25	5,309,640
4,000,000	5.625	02/15/37	3,294,120
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)
28,740,000	6.750	10/01/46	19,664,770
Illinois Finance Authority RB Refunding for Christian Homes, Inc. Obligated Group Series 2007 A (BBB-/NR)
4,500,000	5.750	05/15/31	4,027,770
Illinois Finance Authority RB Refunding for Christian Homes, Inc. Obligated Group Series 2010 (BBB-/NR)
1,250,000	6.125	05/15/27	1,215,075
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A3)
18,395,000	6.000	05/15/39	19,017,855
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BB+/Ba1)
5,600,000	5.125	01/01/25	4,977,504
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (BB-/B1)
8,000,000	6.500	10/15/40	8,303,760
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Senior Series 2004 A (NR/Ca)(f)
6,905,000	5.000	06/01/24	3,797,750
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Series 2004 B (NR/C)(f)
2,075,000	5.000	06/01/24	311,250
4,000,000	5.375	06/01/35	600,000
Illinois Finance Authority Water Facilities RB Capital Appreciation for American Water Capital Corp. Project Series 2009 (BBB+/Baa2)
2,000,000	5.250	10/01/39	1,959,760
Illinois Finance Authority Water Facilities RB for American Water Capital Corp. Project Series 2010 (NR/Baa2)
10,500,000	5.250	05/01/40	10,286,535
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
1,805,000	6.250	03/01/34	1,619,175
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2010 A-3219 (AAA/NR)(a)(c)
20,000,000	11.510	12/15/40	18,497,200
Ottawa Illinois Health Care Facilities RB Refunding for Ottawa Community Hospital Series 2004 (Radian) (A-/NR)
1,900,000	5.125	08/15/19	1,970,680
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)
4,645,000	6.000	03/01/36	3,638,150
Volo Village Special Service Area No. 4 Special Tax for Symphony Meadows Project Series 2006-2 (NR/NR)
2,074,000	5.000	03/01/16	1,932,055
Volo Village Special Service Area No. 6 Special Tax for Lancaster Falls Project Series 2006 (NR/NR)
4,117,000	5.750	03/01/36	3,342,675

			140,993,874

Indiana – 0.7%
Anderson Indiana Economic Development RB Refunding & Improvement for Anderson University Project Series 2007 (BB+/NR)
1,355,000	5.000	10/01/24	1,116,141
1,500,000	5.000	10/01/32	1,102,815
Delaware County Hospital Authority RB for Cardinal Health System Obligated Group Series 2006 (NR/Baa3)
3,250,000	5.250	08/01/36	2,894,937
Indiana Finance Authority Environmental Improvement RB Refunding for United States Steel Corporation Project Series 2010 (BB/Ba2)
9,750,000	6.000	12/01/26	9,900,247
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA-/NR)(a)(c)
1,195,000	29.420	05/01/15	2,312,851
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/WR)(f)
7,795,314	6.500	11/15/31	175,395
Jasper County Industrial Economic Development RB Refunding for Georgia Pacific Corp. Project Series 2000 (AMT) (NR/Baa3)
3,240,000	6.700	04/01/29	3,241,264
Vigo County Hospital Authority RB for Vigo Union Hospital, Inc. Series 2007 (NR/NR)(c)
2,000,000	5.500	09/01/27	1,952,280

			22,695,930

Iowa – 0.1%
Coralville Iowa COPS Series 2006 D (NR/A1)
2,250,000	5.250	06/01/26	2,299,185

The accompanying notes are an integral part of these financial statements.          27

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Iowa – (continued)

Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E (BBB-/NR)
$1,355,000	5.750%	05/15/31	$1,212,806

			3,511,991

Kentucky – 0.9%
Kentucky Economic Development Finance Authority Health System RB for Norton Healthcare, Inc. Series 2000 B (NATL-RE) (BBB/Baa1)(d)
1,720,000	0.000	10/01/22	950,575
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BBB+/Baa2)
8,000,000	6.375	06/01/40	8,375,280
9,000,000	6.500	03/01/45	9,466,830
Kentucky Economic Development Finance Authority RB Residuals Series 2009-3125 (AA/NR)(a)(c)
2,340,000	17.960	11/11/14	3,339,438
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2006 (A-/NR)
7,815,000	5.000	10/01/30	7,683,317

			29,815,440

Louisiana – 1.0%
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlake Chemical Corp. Projects Series 2010 A-2 (BBB-/Baa3)
5,000,000	6.500	11/01/35	5,226,000
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Women’s Hospital Foundation Project Series 2010 A (BBB+/A3)
20,015,000	6.000	10/01/44	20,306,218
New Orleans Aviation Board Gulf Opportunity Zone RB for Consolidated Rental Car Project Series 2009 A (A-/Baa2)
7,470,000	6.500	01/01/40	7,725,698

			33,257,916

Maryland – 1.1%
Baltimore Maryland Convention Center Hotel RB Subseries 2006 B (BB-/Ba2)
600,000	5.000	09/01/16	599,970
Baltimore Maryland Special Obligation Tax Allocation for Clipper Mill Project Series 2004 (NR/NR)
4,526,000	6.250	09/01/33	4,338,442
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003 (NR/NR)
2,679,000	6.500	07/01/31	2,681,974
Baltimore Maryland Special Obligation Tax Allocation for Strathdale Manor Project Series 2003 (NR/NR)
3,705,000	7.000	07/01/33	3,793,068
Frederick County Maryland Educational Facilities RB for Mount St. Mary’s University Series 2007 (BB+/Ba1)
2,590,000	5.000	09/01/30	2,251,798
Maryland State Economic Development Corp. Port Facilities RB Refunding for CNX Marine Terminals, Inc. Port of Baltimore Facility Series 2010 (BB/NR)
5,000,000	5.750	09/01/25	4,990,200
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (BBB-/Baa3)
9,500,000	5.750	07/01/38	8,426,025
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2007 A (BBB/Baa2)
7,530,000	5.500	07/01/42	7,248,679

			34,330,156

Massachusetts – 0.9%
Massachusetts State Development Finance Agency RB for Eastern Nazarene College Series 1999 (BB+/NR)
2,235,000	5.625	04/01/19	2,238,420
2,000,000	5.625	04/01/29	1,848,160
Massachusetts State Health & Educational Facilities Authority RB for Milton Hospital Series 2005 D (BB-/NR)
5,000,000	5.250	07/01/30	4,279,650
Massachusetts State Health & Educational Facilities Authority RB for Simmons College Series 2009 I (BBB+/Baa1)
8,660,000	8.000	10/01/39	9,681,793
Massachusetts State Health & Educational Facilities Authority RB for Suffolk University Series 2009 A (BBB/Baa2)
10,000,000	5.750	07/01/39	10,268,900

			28,316,923

Michigan – 3.1%
Detroit Michigan GO Bonds Series 2003 A (XLCA) (BB/Ba3)
1,845,000	5.250	04/01/15	1,787,381
2,935,000	5.250	04/01/18	2,693,684
Detroit Michigan Limited Tax GO Bonds for Capital Improvement Series 2008 A-1 (BB/B1)
6,350,000	5.000	04/01/16	5,876,417
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC Q-SBLF) (AA-/Aa2)
3,500,000	6.000	05/01/20	4,017,335
3,000,000	6.000	05/01/21	3,468,030
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Floating LIBOR Notes 2006 D (AGM) (AA+/Aa3)(h)
14,585,000	0.765	07/01/32	9,589,929
Flint Michigan Hospital Building Authority RB Refunding for Hurley Medical Center Series 1998 A (BB+/Ba1)
1,460,000	5.375	07/01/20	1,421,689
Flint Michigan Hospital Building Authority RB Refunding for Hurley Medical Center Series 1998 B (BB+/Ba1)
3,630,000	5.375	07/01/28	3,233,677
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (B/NR)(d)
196,775,000	0.000	06/01/52	2,621,043
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (B-/NR)(d)
70,100,000	0.000	06/01/52	867,838
Monroe County Hospital Finance Authority RB Refunding for Mercy Memorial Hospital Corp. Obligation Series 2006 (BBB-/Baa3)
4,000,000	5.375	06/01/26	3,848,640
3,500,000	5.500	06/01/35	3,226,195

28          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)

Oakland County Economic Development Corp. Limited Obligation RB for Michigan Motion Picture Studios Series 2010 (NR/NR)
$10,000,000	7.000%	08/01/40	$10,026,000
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/A1)
40,000,000	8.250	09/01/39	47,510,000

			100,187,858

Minnesota – 0.4%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2002 (BB-/NR)
7,500,000	7.250	06/15/32	7,546,125
Washington County Housing & Redevelopment Authority RB for Birchwood & Woodbury Projects Series 2007 A (NR/NR)
7,475,000	5.625	06/01/37	6,783,787

			14,329,912

Mississippi – 0.1%
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB/NR)
2,985,000	5.250	12/01/21	3,023,745
1,825,000	5.250	12/01/26	1,785,690

			4,809,435

Missouri – 0.3%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A (NR/NR)
1,535,000	6.000	07/01/37	688,908
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B (AMT) (NR/NR)
7,750,000	6.000	07/01/25	3,478,200
Grindstone Plaza Transportation Development District Sales Tax RB Series 2006 A (NR/NR)
250,000	5.250	10/01/21	208,157
385,000	5.400	10/01/26	298,483
Kansas City IDA RB for Air Cargo Series 2002 (AMT) (NR/Ba2)
1,255,000	6.250	01/01/30	1,071,519
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/A2)
1,000,000	5.000	06/01/35	977,810
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)
1,250,000	5.750	04/01/27	963,200
Strother Interchange Transportation Development District-Lees Summit RB Series 2006 (NR/NR)
675,000	5.000	05/01/24	582,107

			8,268,384

Nevada – 0.8%
Clark County Improvement District No. 142 Local Improvement Special Assessment Series 2003 (NR/NR)
1,345,000	5.800	08/01/15	1,390,838
4,615,000	6.100	08/01/18	4,765,172
3,680,000	6.375	08/01/23	3,741,272
Director of the State of Nevada Department of Business & Industry Second Tier RB for Las Vegas Monorail Project Series 2000 (NR/NR)(f)
3,000,000	7.250	01/01/23	30
1,250,000	7.375	01/01/30	12
16,000,000	7.375	01/01/40	160
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,740,000	4.800	03/01/15	1,068,725
2,000,000	4.900	03/01/17	1,192,280
2,470,000	5.000	03/01/20	1,431,884
2,490,000	5.100	03/01/21	1,440,465
800,000	5.100	03/01/22	462,112
2,320,000	5.125	03/01/25	1,312,888
Henderson Local Improvement District No. T-17 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,360,000	5.000	09/01/25	1,210,468
Las Vegas Local Improvement District No. 607 Series 2004 (NR/NR)
1,270,000	5.900	06/01/17	1,234,288
1,315,000	5.900	06/01/18	1,259,113
485,000	6.000	06/01/19	460,701
4,800,000	6.250	06/01/24	4,500,480

			25,470,888

New Hampshire – 0.2%
New Hampshire Health & Education Facilities Authority RB for Speare Memorial Hospital Series 2004 (BBB-/NR)
1,000,000	5.500	07/01/25	981,030
1,400,000	5.875	07/01/34	1,375,724
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB/Baa3)
1,050,000	5.250	06/01/26	969,034
4,185,000	5.250	06/01/36	3,619,565

			6,945,353

New Jersey – 2.5%
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A+/A1)
1,640,000	5.000	09/01/34	1,700,598
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (CCC+/B3)
7,500,000	5.500	04/01/28	6,562,350
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (B/B3)
9,000,000	6.250	09/15/29	8,508,690
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
29,570,000	6.625	07/01/38	29,510,860

The accompanying notes are an integral part of these financial statements.          29

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)

New Jersey Health Care Facilities Financing Authority RB for Trinitas Hospital Obligated Group Series 2007 B (BBB-/Baa3)
$10,840,000	5.250%	07/01/23	$10,881,734
Newark New Jersey Housing Authority RB for South Ward Police Facility Series 2009 A (ASSURED GTY) (GO OF CITY) (NR/Aa3)
2,000,000	6.750	12/01/38	2,341,440
Tobacco Settlement Financing Corp. RB for Capital Appreciation Series 2007 1-C (B-/NR)(d)
164,600,000	0.000	06/01/41	6,648,194
Tobacco Settlement Financing Corp. RB Senior Asset-Backed Bonds for Capital Appreciation Series 2007 1-A (BB+/B2)
22,000,000	4.750	06/01/34	14,305,720

			80,459,586

New Mexico – 0.7%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan and Four Corners Projects RMKT 04/01/06 Series 2003 A (BBB-/Baa3)
3,620,000	4.875	04/01/33	3,232,045
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan and Four Corners Projects RMKT 04/01/06 Series 2003 B (BBB-/Baa3)
6,925,000	4.875	04/01/33	6,182,848
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB-/Baa3)
12,000,000	5.900	06/01/40	11,691,600
Mariposa East Public Improvement District GO Bonds Series 2006 (NR/NR)
155,000	5.500	09/01/16	147,617
1,000,000	6.000	09/01/32	777,420

			22,031,530

New York – 1.2%
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (NR/Baa3)
1,500,000	5.875	04/01/42	1,478,010
New York City Industrial Development Agency Civic Facility RB for Staten Island University Hospital Project Series 2001 B (BB+/Baa3)
930,000	6.375	07/01/31	933,906
New York City Industrial Development Agency Civic Facility RB for Staten Island University Hospital Project Series 2002 C (BB+/Baa3)(g)
1,365,000	6.450	07/01/12	1,384,847
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA+/Aa3)
1,000,000	6.125	01/01/29	1,085,220
3,000,000	6.375	01/01/39	3,213,840
5,000,000	6.500	01/01/46	5,359,450
New York City Industrial Development Agency Special Facilities RB for American Airlines, Inc. Project Series 1990 (AMT) (CCC+/Caa2)
15,355,000	5.400	07/01/20	12,791,943
New York City Industrial Development Agency Special Facility RB for Terminal One Group Association, LP Project Series 1994 (AMT) (CCC+/Caa2)
7,365,000	6.900	08/01/24	6,433,475
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (A-/A3)
5,000,000	5.125	09/01/40	5,062,150

			37,742,841

North Carolina – 0.3%
Charlotte Special Facilities RB Refunding for Charlotte/Douglas International Airport US Airways Series 1998 (AMT) (NR/NR)
6,760,000	5.600	07/01/27	6,030,664
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa3)
1,000,000	5.700	05/01/34	1,012,110
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 A (NR/NR)
500,000	5.250	09/01/21	483,120
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 C (NR/NR)
1,500,000	5.250	10/01/24	1,451,985

			8,977,879

North Dakota – 0.0%
Ward County Health Care Facilities RB for Trinity Obligated Group Series 2006 (BBB+/NR)
1,500,000	5.125	07/01/29	1,428,495

Ohio – 4.7%
Bowling Green City Student Housing RB for CFP I LLC – Bowling Green State University Project Series 2010 (BBB-/NR)
7,000,000	6.000	06/01/45	6,880,090
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (BB-/B3)
44,000,000	5.875	06/01/30	32,917,720
53,970,000	6.500	06/01/47	41,249,271
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (AMT) (CCC+/B3)
30,450,000	5.375	09/15/27	25,869,711
Cleveland Airport Special RB Refunding for Continental Airlines, Inc. Series 1999 (AMT) (CCC+/B3)
8,135,000	5.700	12/01/19	7,552,127
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2006 A (BBB/NR)
15,540,000	5.000	01/01/27	14,247,849
15,000,000	5.000	01/01/37	12,583,350
Jeffrey Place New Community Authority RB for Jeffrey Place Redevelopment Series 2007 A (NR/NR)
800,000	5.000	12/01/22	642,216
1,000,000	5.000	12/01/32	699,360

30          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Ohio – (continued)

Lorain County Port Authority Recovery Zone Facility RB for United States Steel Corp. Project Series 2010 (BB/Ba2)
$7,000,000	6.750%	12/01/40	$7,294,910
Pinnacle Community Infrastructure Financing Authority RB for Ohio Facilities Series 2004 A (NR/NR)
2,500,000	6.250	12/01/36	2,012,900

			151,949,504

Oklahoma – 0.8%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BBB-/NR)
4,725,000	5.000	12/01/27	4,182,003
Tulsa Municipal Airport Trust RB for American Airlines, Inc. Project Series 1995 (B-/Caa2)
20,410,000	6.250	06/01/20	19,515,430
Weatherford Hospital Authority RB Series 2006 (NR/NR)
2,200,000	6.000	05/01/25	2,023,560
865,000	6.000	05/01/31	753,622

			26,474,615

Oregon – 0.3%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007 (NR/NR)
4,750,000	5.500	03/01/37	4,285,118
Oregon State Economic Development RB for Georgia Pacific Corp. Series 1995 Class VII (AMT) (BBB-/Baa3)
1,085,000	6.350	08/01/25	1,085,098
Oregon State Economic Development RB Refunding Project for Georgia Pacific Corp. Series 1997-183 (AMT) (NR/Baa3)
630,000	5.700	12/01/25	623,920
Portland Oregon Multi-Family Housing RB for Pacific Tower Series 2001 C (AMT) (NR/NR)
2,430,000	7.000	12/01/34	2,261,965

			8,256,101

Pennsylvania – 4.9%
Allegheny County Hospital Development Authority RB for West Pennsylvania Health System Series 2007 A (B+/B2)
67,845,000	5.000	11/15/28	57,672,999
21,390,000	5.375	11/15/40	17,755,839
Allentown Area Hospital Authority RB for Sacred Heart Hospital Series 2005 (NR/Ca)
5,440,000	6.000	11/15/16	4,923,799
Chester Economic Development Authority RB Series 2004 (MUN GOVT GTD) (NR/NR)
8,640,000	7.000	03/01/19	9,232,531
City of Philadelphia GO Bonds Series 2011 (BBB/A2)
4,000,000	6.000	08/01/36	4,441,840
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa2)(h)
48,000,000	0.940	05/01/37	30,243,360
Montgomery County IDA RB for Whitemarsh Continuing Care Series 2005 (NR/NR)
1,720,000	5.125	02/01/12	1,724,248
1,775,000	5.300	02/01/13	1,791,774
2,000,000	6.125	02/01/28	1,772,500
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB+/Baa3)
7,400,000	6.250	01/01/32	7,772,960
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 A (CCC+/NR)
1,000,000	7.500	05/01/20	1,005,550
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (CCC+/NR)
2,500,000	8.000	05/01/29	2,579,375
Philadelphia Authority Industrial Development RB for Please Touch Museum Project Series 2006 (BBB-/NR)
3,000,000	5.250	09/01/26	2,624,430
3,000,000	5.250	09/01/31	2,493,780
Scranton Lackawanna Health & Welfare Authority RB for Moses Taylor Hospital Project Series 1997 (B-/NR)
500,000	6.150	07/01/14	475,075
4,825,000	6.200	07/01/17	4,314,225
6,840,000	6.250	07/01/20	5,702,645

			156,526,930

Puerto Rico – 10.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa2)
59,485,000	6.000	07/01/38	61,677,022
38,845,000	6.000	07/01/44	40,276,438
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (Radian-IBCC) (NR/Baa2)
1,710,000	6.000	07/01/44	1,773,014
Puerto Rico Commonwealth GO Refunding for Public Improvement Series 2009 C (BBB/Baa1)
8,780,000	6.000	07/01/39	9,091,953
Puerto Rico Commonwealth Government Development Bank Senior Notes Series 2011 C (BBB/Baa1)(b)
90,000,000	1.000	07/30/12	89,898,300
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (BBB/Baa1)(h)
48,250,000	0.695	07/01/45	36,493,405
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (BBB+/Baa1)(d)
13,250,000	0.000	07/01/43	1,529,315
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M (COMWLTH GTD) (BBB-/Baa1)
2,000,000	6.250	07/01/23	2,259,700
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 P (COMWLTH GTD) (BBB/Baa1)
1,000,000	6.125	07/01/23	1,098,950
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (A+/A1)
34,050,000	6.000	08/01/42	36,917,010

The accompanying notes are an integral part of these financial statements.          31

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)

Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A (A+/A1)(d)
$10,000,000	0.000%	08/01/36	$2,160,000
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (A+/A1)(d)
25,000,000	0.000	08/01/39	4,463,000
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (A+/A1)(e)
12,750,000	0.000	08/01/32	11,226,630
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2010 A (A+/A1)(e)
10,000,000	0.000	08/01/33	7,312,400
Puerto Rico Sales Tax Financing Corp. RB Rolls RR II R-11758-1 Series 2009 (AA-/NR)(s)(c)
16,665,000	16.041	12/01/47	19,760,524

			325,937,661

Rhode Island – 0.0%
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (B-/NR)(d)
85,300,000	0.000	06/01/52	1,583,168

South Carolina – 0.6%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
4,164,000	6.875	11/01/35	3,315,543
South Carolina Jobs – Economic Development Authority Hospital Refunding RB for Palmetto Health Series 2011 A (AGM) (AA+/Aa3)
4,000,000	6.500	08/01/39	4,428,080
York County Industrial RB Exempt Facility Hoechst Celanese Series 1994 (AMT) (B+/B1)
12,280,000	5.700	01/01/24	11,311,968

			19,055,591

South Dakota – 0.2%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2007 (AA-/A1)
5,000,000	5.000	11/01/40	5,062,850

Tennessee – 1.0%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A (NR/NR)
1,675,000	5.125	04/01/23	1,506,897
Chattanooga Health Educational & Housing Facility Board RB Refunding for CDFI Phase I LLC Project Series 2005 A (BBB-/NR)
460,000	5.000	10/01/15	476,289
6,710,000	5.000	10/01/25	6,429,723
7,500,000	5.125	10/01/35	6,866,700
Johnson City Health & Educational Board Retirement Facilities RB for Appalachian Christian Village Project Series 2004 A (NR/NR)
1,000,000	6.250	02/15/32	927,310
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
5,500,000	6.500	07/01/38	5,904,580
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,000,000	5.250	04/01/36	1,859,560
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 A (AMT) (NR/NR)(b)
8,790,000	5.750	04/01/25	6,216,421
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A (NR/NR)
2,000,000	5.625	09/01/26	1,909,600

			32,097,080

Texas – 8.2%
Alliance Airport Authority Special Facilities RB Refunding for American Airlines, Inc. Project Series 2007 (AMT) (CCC+/NR)
49,225,000	5.250	12/01/29	31,897,308
29,000,000	5.750	12/01/29	20,051,180
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-1 (NR/NR)
185,000	9.750	01/01/26	187,337
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-2 (NR/NR)
9,270,000	9.750	01/01/26	9,386,153
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)
3,250,000	6.200	07/01/45	3,322,150
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2006 (AMT) (CC/Ca)
12,740,000	5.000	03/01/41	3,371,896
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 C (AMT) (CC/Ca)
9,275,000	6.750	10/01/38	2,965,959
Dallas County Flood Control District No. 1 GO Bonds Refunding Series 2002 (NR/NR)
6,000,000	7.250	04/01/32	6,147,240
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1995 (CCC+/Caa2)
12,730,000	6.000	11/01/14	11,978,548
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1999 (AMT) (GTY AGMT) (CCC+/Caa2)
26,935,000	6.375	05/01/35	19,455,151
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Series 2001 A-1 (AMT) (NR/Ba2)
13,245,000	6.150	01/01/16	13,246,722
Gulf Coast Waste Disposal Authority RB Refunding Series 1998 (AMT) (BBB/Baa2)
850,000	5.600	04/01/32	814,062
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Series 1998 B (AMT) (CCC+/B3)
1,000,000	5.700	07/15/29	895,920

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)

Matagorda County Navigation District No. 1 RB Refunding for Reliant Energy Project Series 1999 B (AMT) (BBB-/Baa3)(b)
$7,750,000	5.950%	05/01/30	$7,750,310
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa2)
5,200,000	6.300	11/01/29	5,633,472
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
2,025,000	5.500	02/15/25	1,921,988
4,115,000	5.625	02/15/35	3,819,872
North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
25,585,000	6.250	01/01/39	28,025,297
North Texas Tollway Authority RB Refunding Toll Second Tier Series 2008 F (BBB+/A3)
53,205,000	5.750	01/01/38	54,827,753
Port Corpus Christi Authority of Nueces County PCRB for Celanese Project Series 2002 B (AMT) (B+/B1)
5,000,000	6.700	11/01/30	4,989,000
Port of Bay City Authority of Matagorda County RB for Hoechst Celanese Corp. Project Series 1996 (AMT) (B+/B1)
1,870,000	6.500	05/01/26	1,825,251
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project RMKT 11/29/05 Series 2001 C (C/Ca)
5,950,000	5.200	05/01/28	1,725,322
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project Series 2000 A (AMT) (CC/Ca)
7,110,000	6.450	06/01/21	1,988,240
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB/NR)
4,180,000	5.125	05/15/37	3,635,555
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,500,000	6.875	12/31/39	8,016,225
Tomball Hospital Authority RB Refunding Series 2005 (ETM) (NR/Aaa)(g)
250,000	5.000	07/01/15	250,757
Tomball Hospital Authority RB Refunding Series 2005 (NR/Aaa)(g)
14,500,000	5.000	07/01/15	14,543,935

			262,672,603

U.S. Virgin Islands – 0.1%
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (NR/Baa3)
2,000,000	6.000	10/01/39	2,079,660

Utah – 0.6%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (AMT) (NR/NR)
19,012,000	7.100	08/15/23	19,458,212

Vermont – 0.0%
Vermont Economic Development Authority Mortgage RB for Wake Robin Corp. Project Series 2006 A (NR/NR)
1,300,000	5.250	05/01/26	1,124,097

Virginia – 0.8%
Albemarle County IDA RB Refunding Westminster-Canterbury Series 2007 (NR/NR)
1,000,000	5.000	01/01/31	920,950
Bedford County IDA RB Refunding for Nekoosa Packaging Corp. Project Series 1998 (AMT) (NR/Baa3)
750,000	5.600	12/01/25	735,585
Bedford County IDA RB Refunding for Nekoosa Packaging Corp. Project Series 1999 (AMT) (NR/Baa3)
4,260,000	6.300	12/01/25	4,261,321
Mosaic District Community Development Authority RB Series 2011 A (NR/NR)
3,580,000	6.250	03/01/21	3,726,887
2,000,000	6.625	03/01/26	2,069,820
7,000,000	6.875	03/01/36	7,241,150
Norfolk Redevelopment & Housing Authority First Mortgage for Retirement Community Series 2004 A (NR/NR)
500,000	6.000	01/01/25	467,035
1,100,000	6.125	01/01/35	998,316
Suffolk IDA Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006 (NR/NR)
725,000	5.150	09/01/24	677,556
1,000,000	5.300	09/01/31	855,080
Virginia Beach Development Authority Residential Care Facilities Mortgage RB Refunding for Westminster-Canterbury Series 2005 (NR/NR)
500,000	5.000	11/01/22	497,460
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
4,000,000	7.750	07/01/38	4,548,880

			27,000,040

Washington – 1.1%
Port of Camas-Washougal Public Industrial Corp. PCRB Refunding for James River Project Series 1993 (BBB-/NR)
2,465,000	6.700	04/01/23	2,466,750
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(a)(c)
3,955,000	16.082	12/14/17	6,253,606
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(a)(c)
4,150,000	16.089	12/14/17	6,491,472
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2010 (NR/Baa2)
3,000,000	5.250	12/01/25	3,036,750
4,000,000	5.750	12/01/35	4,005,280
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AA+/Aa3)
750,000	6.000	08/15/39	815,985
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AA+/Aa3)
1,750,000	6.000	08/15/39	1,903,965

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Washington – (continued)

Washington Health Care Facilities Authority RB for Swedish Health Services Series 2011 A (A+/A2)
$8,500,000	6.250%	11/15/41	$9,035,585

			34,009,393

West Virginia – 0.1%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2010 A (BBB/Baa2)(b)
4,000,000	5.375	12/01/38	4,058,920

Wisconsin – 1.9%
Kaukauna Wisconsin Environmental Improvement RB for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
6,510,000	5.250	06/01/29	6,015,565
Wisconsin State Health & Educational Facilities Authority RB for Fort Healthcare, Inc. Project Series 2004 (BBB+/NR)
1,500,000	6.100	05/01/34	1,505,565
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
5,825,000	5.125	05/15/29	5,492,451
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
2,200,000	5.000	05/15/36	1,963,324
Wisconsin State Health & Educational Facilities Authority RB for Vernon Memorial Healthcare, Inc. Project Series 2005 (BBB-/NR)
3,000,000	5.100	03/01/25	2,979,720
3,800,000	5.250	03/01/35	3,511,124
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (BBB+/Baa2)
2,000,000	5.250	08/15/31	1,868,880
24,175,000	5.250	08/15/34	22,158,080
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Services, Inc. Series 2003 A (BBB+/Baa2)
3,145,000	5.125	08/15/33	2,858,302
Wisconsin State Health & Educational Facilities Authority RB Refunding for Illinois Senior Housing, Inc. Series 2006 (NR/NR)
1,275,000	5.650	08/01/21	1,243,036
2,385,000	5.800	08/01/29	2,236,319
Wisconsin State Health & Educational Facilities Authority RB Refunding for Wheaton Healthcare Series 2006 B (BBB+/Baa2)
9,970,000	5.125	08/15/30	9,214,373

			61,046,739

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $3,198,804,891)			$3,037,292,386

Other Municipal Debt Obligations – 1.5%
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2000 (AMT) (NR/Ba2)(b)(c)
$7,000,000	9.560%	11/01/11	$5,903,310
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 (AMT) (NR/Ba2)(b)(c)
4,000,000	5.200	09/30/14	2,763,120
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 (AMT) (NR/Ba3)(b)(c)
3,000,000	5.400	09/30/14	1,922,820
3,000,000	5.800	09/30/19	1,950,990
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 A-2 (AMT) (NR/Ba1)(b)(c)
6,000,000	4.900	09/30/14	4,801,920
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 C (AMT) (NR/Ba3)(b)(c)
13,000,000	9.750	09/30/12	11,187,540
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (AMT) (NR/B1)(b)(c)
6,000,000	5.900	09/30/20	3,063,060
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (AMT) (NR/Ba1)(b)(c)
8,000,000	5.125	09/30/15	6,401,920
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (AMT) (NR/Ba2)(b)(c)
8,000,000	5.300	09/30/15	5,445,200
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 A-3 (AMT) (NR/Ba1)(b)(c)
4,000,000	4.950	09/30/12	3,280,920
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 C-3 (AMT) (NR/Ba3)(b)(c)
3,000,000	5.500%	09/30/15	1,862,460

			48,583,260

TOTAL OTHER MUNICIPAL DEBT OBLIGATIONS
(Cost $63,747,955)			$48,583,260

Shares	Description		Value

Common Stock – 0.0%
280	Delta Air Lines, Inc.	(i)	$2,100
(Cost $0)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – 2.6%
Alaska – 0.1%
Valdez Alaska Marine Terminal VDRN RB Refunding for ExxonMobil Co. Pipeline Project Series 1993 A (A-1+/VMIG1)(b)
$2,300,000	0.090%	10/03/11	$2,300,000

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – (continued)

California – 0.3%
California Infrastructure & Economic Development Bank VRDN RB for J. Paul Getty Trust RMKT 4/6/10 Series 2003 B (A-1+/VMIG1)(b)
$4,000,000	0.100%	10/03/11	$4,000,000
Metropolitan Water District of Southern California Waterworks VRDN RB Series 2000 B-3 (A-1+/VMIG1)(b)
5,000,000	0.100	10/03/11	5,000,000

			9,000,000

Connecticut – 0.0%
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2001 V-2 (A-1+/VMIG1)(b)
1,300,000	0.080	10/03/11	1,300,000
Delaware – 0.2%
University of Delaware VRDN RB Series 2004 B (A-1/NR)(b)
5,000,000	0.150	10/03/11	5,000,000
Illinois – 0.2%
Chicago Illinois GO VRDN Project Series 2003 B-2 RMKT 03/18/09 (A-1/Aa3)(b)
4,300,000	0.140	10/03/11	4,300,000
Chicago Illinois Sales Tax VRDN RB Refunding RMKT 07/17/08 Series 2002 (A-1+/VMIG1)(b)
3,900,000	0.140	10/03/11	3,900,000

			8,200,000

Massachusetts – 0.2%
Massachusetts State Health & Educational Facilities Authority VRDN RB for Tufts University Series 2008 N2 (A-1/VMIG1)(b)
4,500,000	0.160	10/03/11	4,500,000
Massachusetts State Health & Educational Facilities Authority VRDN RB for Wellesley College Series 1999 G (LIQ – Wellesley College) (A-1+/VMIG1)(b)
2,000,000	0.090	10/03/11	2,000,000

			6,500,000

Mississippi – 0.3%
Mississippi Business Finance Corp. VRDN RB for Chevron U.S.A., Inc. Project Series 2009 C (NR/VMIG1)(b)
3,500,000	0.080	10/03/11	3,500,000
Mississippi Business Finance Corp. VRDN RB for Chevron U.S.A., Inc. Project Series 2009 E (NR/VMIG1)(b)
3,300,000	0.090	10/03/11	3,300,000
Mississippi Business Finance Corp. VRDN RB for Chevron U.S.A., Inc. Project Series 2009 G (NR/VMIG1)(b)
1,000,000	0.100	10/03/11	1,000,000
Mississippi Business Finance Corp. VRDN RB for Gulf Opportunity Zone Chevron USA, Inc. Project Series 2009 F (NR/VMIG1)(b)
2,100,000	0.090	10/03/11	2,100,000

			9,900,000

Missouri – 0.3%
Curators of the University of Missouri VRDN RB for System Facilities Series 2000 B (A-1+/VMIG1)(b)
5,000,000	0.120	10/03/11	5,000,000
Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Series 2004 B (A-1+/VMIG1)(b)
5,000,000	0.090	10/03/11	5,000,000

			10,000,000

New York – 0.7%
New York City Municipal Water Finance Authority Water & Sewer Systems RB Second Generation Resolution Series 2008 BB-5 (A-1/VMIG1)(b)
2,200,000	0.100	10/03/11	2,200,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Subseries 2002-C5 (NR/VMIG1)(b)
5,000,000	0.150	10/03/11	5,000,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Series 2003-3 Subseries 3B (NR/VMIG1)(b)
1,900,000	0.100	10/03/11	1,900,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Subseries 2002 1-C (LIQ – JPMorgan Chase Bank N.A.) (A-1+/VMIG1)(b)
5,000,000	0.130	10/03/11	5,000,000
New York City Trust for Cultural Resources VRDN RB Refunding for American National Cultural Museum Series 2008 A-1 (A-1/VMIG1)(b)
1,400,000	0.150	10/03/11	1,400,000
New York City VRDN GO Bonds for Subseries 1994 A-8 (LOC – JPMorgan Chase Bank N.A.) (A-1+/VMIG1)(b)
2,400,000	0.010	10/03/11	2,400,000
New York City VRDN GO Bonds Refunding Series 1993 C (LOC – JPMorgan Chase Bank N.A.) (A-1+/VMIG1)(b)
3,200,000	0.010	10/03/11	3,200,000
New York City VRDN GO Subseries 1993 A-7 (LOC – JPMorgan Chase Bank N.A.) (A-1+/VMIG1)(b)
1,100,000	0.010	10/03/11	1,100,000

			22,200,000

Texas – 0.3%
Houston Higher Education Finance Corp. RB for Rice University Project Series 2008 B (A-1+/VMIG1)(b)
4,000,000	0.080	10/03/11	4,000,000
Texas Water Development Board VRDN RB Refunding State Revolving Sub Lien Series 2007 A (A-1+/VMIG1)(b)
5,000,000	0.120	10/03/11	5,000,000

			9,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $83,400,000)			$83,400,000

TOTAL INVESTMENTS – 98.4%
(Cost $3,345,952,846)			$3,169,277,746

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%			50,402,148

NET ASSETS – 100.0%			$3,219,679,894

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Inverse floating rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(b)	Securities with “put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2011.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $116,549,362, which represents approximately 3.6% of net assets as of September 30, 2011.

(d)	Issued with zero coupon. Income is recognized through the accretion of discount.

(e)	Zero coupon bond until next reset date.

(f)	Security is currently in default.

(g)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(h)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next reset date. Interest rate disclosed is that which is in effect at September 30, 2011

(i)	Non-income producing security.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC	—	Insured by ACE Guaranty Corp.
AGM	—	Insured by Assured Guaranty Municipal Corp.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
ASSURED GTY	—	Insured by Assured Guaranty
BNY	—	Insured by the Bank of New York Mellon Corp.
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHA	—	Federal Housing Administration
FHA INS	—	Insured by Federal Housing Administration
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GO OF CORP	—	General Obligation of Corporation
GO OF CITY	—	General Obligation of City
GTY AGMT	—	Guaranteed Agreement
ICC	—	Insured Custody Certificates
IDA	—	Industrial Development Authority
LIBOR	—	London Interbank Offered Rate
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MUN GOVT GTD	—	Municipal Government Guaranteed
NATL-RE	—	Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—	National Public Finance Guarantee Corp. Re-insures Financial Guaranty Insurance Co.
NR	—	Not Rated
PCRB	—	Pollution Control Revenue Bond
PILOT	—	Payment in Lieu of Taxes
Q-SBLF	—	Qualified School Board Loan Fund
Radian	—	Insured by Radian Asset Assurance
Radian IBCC	—	Insured by Radian Asset Insurance Bond Custodial Certificate
RB	—	Revenue Bond
RITES	—	Residual Interest Tax Exempt Securities
RMKT	—	Remarketed
RR	—	Revenue Refunding
TCRS	—	Transferable Custodial Receipts
VRDN	—	Variable Rate Demand Notes
WR	—	Withdrawn Rating
XLCA	—	Insured by XL Capital Assurance, Inc.

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2011, the Fund had outstanding swap contracts with the following terms:

CREDIT DEFAULT SWAP CONTRACTS

			Rates		Credit Spread at
		Notional	Received		September 30,
		Amount	(Paid) by the	Termination	2011(a)	Unrealized
Counterparty	Referenced Obligation	(000’s)	Fund	Date	(basis points)	Gain (Loss)(b)

Protection Sold:
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$10,000	1.700%	06/20/21	257	$(484,399)
	Illinois State GO Bonds Series A, 5.000%, 06/01/29	10,000	1.830	06/20/21	276	(493,036)

TOTAL						(977,435)

(a)	A credit spread on the Referenced Obligation, together with the period of expiration, is an indicator of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – 95.7%
Alabama – 1.4%
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA+/NR)(a)(b)(c)
$1,000,000	14.310%	11/03/16	$1,361,270
Alabama State Port Authority RB for Docks Facilities Series 2010 (BBB+/NR)
2,500,000	5.750	10/01/30	2,669,850
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
1,780,000	5.750	12/01/36	1,607,411
Health Care Authority RB for Baptist Health Series 2006 D (GO OF AUTH) (BBB+/A3)
575,000	5.000	11/15/17	602,571
100,000	5.000	11/15/21	101,853
Tuscaloosa Alabama Educational Building Authority RB for Stillman College Project Series 2007 A (BB+/NR)
2,400,000	5.250	06/01/37	1,743,936

			8,086,891

Alaska – 0.2%
Anchorage Alaska Water RB Refunding Series 2004 (NATL-RE) (AA/WR)(d)
1,000,000	5.125	05/01/14	1,119,150

Arizona – 1.5%
Arizona Health Facilities Authority Hospital RB for Phoenix Children’s Hospital Series 2007 A (NR/NR)(b)
2,170,000	1.160	02/02/15	2,009,854
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa2)
2,200,000	7.250	02/01/40	2,433,442
Navajo County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 B (BBB/Baa2)(b)
2,000,000	5.500	06/01/14	2,180,100
Northern Arizona University RB Series 2003 (FGIC) (A+/A1)(d)
1,235,000	5.500	06/01/14	1,398,032
Queen Creek Improvement District No. 1 Special Assessment Series 2006 (BBB/A3)
500,000	5.000	01/01/26	490,975

			8,512,403

Arkansas – 0.1%
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA/FNMA) (AA+/NR)
505,000	5.500	07/01/23	531,608

California – 20.0%
Bay Area Toll Authority California Toll Building Authority RB for San Francisco Bay Area Series 2008 F-1 (AA/Aa3)
4,000,000	5.500	04/01/43	4,320,960
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (GO OF INSTN) (AA+/Aa1)
5,000,000	5.000	11/01/39	5,431,700
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA/Aa2)
1,000,000	6.500	10/01/33	1,132,880
California Infrastructure & Economic Development Bank RB for Los Angeles County Department of Public Social Services Series 2003 (AMBAC) (A+/WR)
1,000,000	5.750	09/01/23	1,042,160
California State Public Works Board Lease RB for UCLA Replacement Hospital Series 2002 A (AGM) (AA+/Aa2)
2,000,000	5.375	10/01/19	2,084,060
California State Various Purpose GO Bonds Series 2009 (A-/A1)
5,000,000	5.250	10/01/25	5,495,500
5,000,000	6.500	04/01/33	5,851,400
2,750,000	6.000	04/01/38	3,042,902
California State Various Purpose GO Bonds Series 2010 (A-/A1)
1,250,000	6.000	03/01/33	1,390,125
1,500,000	5.500	03/01/40	1,609,380
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CAL MTG INS) (A-/NR)
1,435,000	5.750	08/15/38	1,514,657
California Statewide Communities Development Authority RB for Sutter Health Series 2011 A (AA-/Aa3)
2,000,000	6.000	08/15/42	2,182,000
California Statewide Community Development Authority Water & Wastewater RB Unrefunded Balance Series 2004 (AGM) (AA+/Aa3)
155,000	5.250	10/01/19	166,327
Chabot-Las Positas Community College District GO for Capital Appreciation Series 2006 C (AMBAC) (AA-/Aa1)(f)
6,340,000	0.000	08/01/35	1,470,183
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA-/Aa2)(f)
6,500,000	0.000	06/01/34	1,714,375
Eastern California Municipal Water District Community Facilities Special Tax District No. 2003-25 Improvement Area D Series 2006 (NR/NR)
425,000	5.000	09/01/36	347,735
Eastern California Municipal Water District Community Facilities Special Tax District No. 2005-40 Mahogany Promontory Pointe Series 2006 (NR/NR)
410,000	5.000	09/01/36	358,274
Foothill-De Anza California Community College District GO Bonds for Capital Appreciation Series 2007 B (AMBAC) (AA/Aaa)(f)
11,235,000	0.000	08/01/36	2,900,877
Foothill-De Anza California Community College District GO Bonds for Santa Clara County Election of 2006 Series 2007 A (AMBAC) (AA/Aaa)
6,000,000	5.000	08/01/27	6,447,180
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (B/NR)(f)
35,000,000	0.000	06/01/47	1,151,150

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (B-/NR)(f)
$19,500,000	0.000%		06/01/47	$162,435
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2003 A-3 (AA+/Aaa)(d)
350,000	7.875		06/01/13	392,627
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2003 A-5 (AA+/Aaa)(d)
650,000	7.875		06/01/13	729,163
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (BB+/B3)
5,000,000	5.000		06/01/33	3,494,950
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AGM-CR) (FGIC) (AA+/Aa3)
3,500,000	5.000		06/01/35	3,428,425
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AMBAC) (BBB+/A2)
1,150,000	5.000		06/01/29	1,152,208
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (BB+/B3)
3,300,000	5.750		06/01/47	2,322,111
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2005 (AMBAC-TCRS-BNY) (BBB+/A2)
5,000,000	5.000		06/01/45	4,911,750
Hacienda La Puente California Unified School District GO Bonds for Election of 2000 Series 2003 B (AGM) (AA+/Aa3)(d)
1,200,000	5.250		08/01/13	1,307,172
Lake Elsinore California Unified School District Community Facilities Special Tax Series 2005-3 (NR/NR)
595,000	5.000		09/01/25	547,822
Los Angeles Community College District GO Bonds for 2008 Election Series 2010 C (AA/Aa1)
5,000,000	5.250		08/01/39	5,558,650
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA+/Aa3)(f)
2,000,000	0.000		08/01/37	401,100
4,500,000	0.000		08/01/38	843,615
4,500,000	0.000		08/01/39	792,585
Menlo Park California GO Bonds Series 2002 (AAA/Aaa)
1,000,000	5.250		08/01/27	1,032,840
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (A/NR)(f)
1,205,000	0.000		08/01/26	500,244
M-S-R Energy Authority Gas RB Series 2009 A (A/NR)
1,750,000	6.500		11/01/39	1,918,683
M-S-R Energy Authority Gas RB Series 2009 C (A/NR)
3,500,000	6.125		11/01/29	3,686,550
1,750,000	6.500		11/01/39	1,918,683
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA+/Aa3)(g)
10,000,000	0.000		08/01/35	5,392,600
Palomar Pomerado Health COPS Series 2009 (BB+/Baa3)
2,500,000	6.750		11/01/39	2,581,350
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA+/Aa3)
2,150,000	0.000	(f)	08/01/31	643,388
4,150,000	0.000	(f)	08/01/32	1,154,488
3,500,000	0.000	(f)	08/01/33	900,270
6,450,000	0.000	(g)	08/01/38	4,715,208
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(e)
3,000,000	0.748		12/01/35	1,977,090
San Diego Community College District GO Bonds for Election of 2002 Series 2005 (AGM) (AA+/Aa1)
3,000,000	5.000		05/01/30	3,111,990
San Diego County Water Authority COPS Series 2008 A (AGM) (AA+/Aa2)
5,000,000	5.000		05/01/33	5,212,900
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA/Aa1)(f)
5,000,000	0.000		07/01/39	951,950
San Gabriel Unified School District GO Bonds Unrefunded Balance Series 2002 A (AGM) (AA+/Aa3)
55,000	5.375		08/01/21	56,637
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (BBB/Baa1)(f)
1,605,000	0.000		01/15/26	500,519
Silicon Valley Tobacco Securitization Authority Tobacco Settlement RB Capital Appreciation Turbo Asset-Backed Bonds for Santa Clara County Tobacco Securitization Corp. Series 2007 A (BBB/NR)(f)
8,000,000	0.000		06/01/36	779,680
Temecula Valley Unified School District Community Facilities District Special Tax District No. 2004-1 Improvement Area A Series 2007 (NR/NR)
1,865,000	5.000		09/01/37	1,630,103
Torrance California COPS for Refunding & Public Improvement Project Series 2005 B (AMBAC) (AA/Aa3)
310,000	5.250		06/01/34	312,573
Vernon California Redevelopment Agency Tax Allocation for Industrial Redevelopment Project Series 2005 (NATL-RE) (BBB/Baa1)
725,000	5.250		09/01/19	723,108
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE FGIC) (A+/WR)(f)
1,175,000	0.000		08/01/25	520,384

				115,919,676

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Colorado – 1.0%
Colorado Health Facilities Authority Hospital RB for Poudre Valley Health Care, Inc. Series 2005 F (A/A2)
$800,000	5.000%	03/01/25	$809,192
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-/NR)
1,150,000	5.000	12/01/35	991,105
E-470 Public Highway Authority RB for Capital Appreciation Series 2004 B (NATL-RE) (BBB/Baa1)(f)
5,000,000	0.000	09/01/27	1,760,950
West Metro Fire Protection District GO Bonds Series 2006 A (NATL-RE) (NR/Aa2)
2,200,000	5.250	12/01/26	2,423,674

			5,984,921

District of Columbia – 1.3%
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/A1)
540,000	6.250	05/15/24	540,918
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/Baa1)
1,000,000	6.500	05/15/33	1,017,420
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AA/Aa2)
5,000,000	6.000	10/01/35	5,901,400

			7,459,738

Florida – 9.4%
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (BBB+/NR)
1,680,000	5.000	05/01/19	1,703,184
Bluewaters Community Development District Special Assessment Series 2004 (NR/NR)
2,370,000	6.000	05/01/35	2,305,820
Bridgewater Wesley Chapel Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
2,230,000	5.750	05/01/35	2,064,891
Citizens Property Insurance Corp. RB Senior Secured for High Risk Account Series 2009 A-1 (A+/A2)
3,650,000	5.500	06/01/17	4,065,005
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
925,000	5.375	05/01/36	796,490
Coral Gables Health Facilities Authority RB for Baptist Health South Florida Series 2004 (AGM) (AA+/Aaa)(d)
1,000,000	5.250	08/15/14	1,135,070
Covington Park Florida Community Development District Special Assessment Refunding for Capital Improvement Series 2005 (A-/NR)
535,000	5.000	05/01/21	529,372
Crossings At Fleming Island Community Development District RB Refunding Series 2007 (NATL-RE) (BBB/Baa1)
125,000	4.750	10/01/36	102,532
Crossings At Fleming Island Community Development District Special Assignment Refunding Series 2000 B (NATL-RE) (BBB/Baa1)
1,510,000	5.800	05/01/16	1,511,223
Diamond Hill Community Development District Tax Allocation for Capital Improvement Series 2004 (NR/NR)
1,540,000	6.000	05/01/34	1,519,318
Double Branch Community Development District Special Assessment Series 2005 A (BBB/NR)
525,000	5.350	05/01/34	475,267
Florida State Municipal Power Agency RB Series 2009 A (A+/A2)
1,000,000	6.250	10/01/31	1,126,340
Hamal Florida Community Development District Special Assessment for Refunding and Improvement Series 2006 A (NATL-RE) (BBB+/Baa1)
2,755,000	5.375	05/01/22	2,779,272
High Ridge Quantum Community Development District Special Assessment for Boyton Beach Series 2005 A (NR/NR)
1,785,000	5.750	05/01/35	1,698,785
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (A-/A3)
300,000	5.625	03/01/24	308,433
Keys Cove Community Development District Special Assessment Series 2004 (NR/NR)
2,315,000	5.875	05/01/35	2,154,709
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB/NR)
2,500,000	5.000	11/15/13	2,608,775
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
1,185,000	5.375	05/01/30	1,021,754
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A (NR/NR)
915,000	6.000	05/01/35	865,407
Miami Special Obligation Non-Ad Valorem RB Refunding Series 2011 A (AGM) (AA+/Aa3)
1,200,000	6.000	02/01/30	1,286,604
1,500,000	6.000	02/01/31	1,603,635
Miami-Dade County Florida Aviation RB RMKT 03/17/08 Series 2003 E (AMT) (NATL-RE) (A-/NR)
500,000	5.250	10/01/13	538,445
425,000	5.250	10/01/14	461,397
575,000	5.250	10/01/16	633,690
Miami-Dade County Florida Expressway Authority RB Series 2004 B (NATL-RE FGIC) (A/A3)
1,000,000	5.250	07/01/26	1,031,010
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA+/Aa3)
1,250,000	5.375	10/01/40	1,306,613
Port Everglades Authority RB for Port Facilities Series 1986 (ETM) (AA+/Aaa)(d)
1,885,000	7.125	11/01/16	2,179,437
Sail Harbour Community Development District Special Assessment Series 2005 A (NR/NR)
925,000	5.500	05/01/36	826,728
Sonoma Bay Community Development District Special Assessment Series 2005 A (NR/NR)
625,000	5.450	05/01/36	568,419

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA/A1)
$2,000,000	6.500%	11/15/39	$2,189,520
Sumter Landing Florida Community Development District Recreational RB Series 2005 A (NATL-RE) (BBB/Baa1)
250,000	4.625	10/01/30	218,802
Tampa Palms Open Space & Transportation Community Development District Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (NATL-RE) (A-/Baa1)
1,395,000	4.500	05/01/18	1,504,270
Tampa Water & Sewer RB Refunding Series 2001 A (AA+/Aa1)
1,000,000	5.250	10/01/19	1,011,990
Thousand Oaks Community Development District Special Assessment Series 2005 A-1 (NR/NR)
910,000	5.350	05/01/35	808,608
Verona Walk Community Development District RB for Capital Improvement Series 2004 (NR/NR)
4,410,000	5.850	05/01/35	4,157,439
Village Community Development District No. 5 Special Assessment Series 2003 A (NR/NR)
2,325,000	6.100	05/01/34	2,326,511
Village Community Development District No. 6 Special Assessment Series 2007 (NR/NR)
1,870,000	5.250	05/01/37	1,754,976
Villagewalk of Bonita Springs Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
985,000	5.600	05/01/36	921,468

			54,101,209

Georgia – 0.1%
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (BB+/Baa3)
325,000	5.500	01/01/34	251,963
Georgia State GO Bonds Prerefunded Series 1992 B (ETM) (AAA/Aaa)(d)
5,000	6.000	03/01/12	5,118

			257,081

Guam – 0.4%
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB-/NR)
600,000	5.375	12/01/24	615,684
850,000	5.625	12/01/29	871,429
750,000	5.750	12/01/34	766,575

			2,253,688

Idaho – 0.2%
Idaho Health Facilities Authority RB for St. Luke’s Health System Project Series 2008 (A/A2)
1,000,000	6.750	11/01/37	1,106,890

Illinois – 4.8%
Chicago Illinois GO Bonds Unrefunded Balance Series 2000 C (NATL-RE FGIC) (A+/Aa3)
815,000	5.500	01/01/19	816,459
Chicago Illinois O’Hare International Airport RB Refunding Third Lien Series 2003 A-1 (XLCA) (A-/A1)
490,000	5.250	01/01/34	495,939
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA) (NR/NR)
750,000	5.000	11/15/11	752,153
1,250,000	6.250	11/15/13	1,254,312
Chicago Single Family Mortgage RB Series 2001 A (AMT) (GNMA/FNMA/FHLMC) (AA+/Aaa)
800,000	6.250	10/01/32	810,376
Illinois Development Finance Authority PCRB Refunding for Amerencips RMKT 12/03/01 Series 2000 A (BBB-/Baa3)(b)
2,300,000	5.500	02/28/14	2,306,164
Illinois Finance Authority RB for Edward Hospital RMKT 04/09/08 Series 2008 A (AMBAC) (A+/A2)
350,000	6.250	02/01/33	372,267
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BB+/Ba1)
400,000	5.125	01/01/25	355,536
Illinois Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2005 A (AMT) (BBB/NR)
400,000	5.050	08/01/29	394,424
Illinois Municipal Electric Agency RB Power Supply System Series 2007 A (NATL-RE FGIC) (A+/A1)
4,020,000	5.250	02/01/22	4,356,675
Illinois State GO Bonds First Series 2002 (NATL-RE) (A+/A1)
3,000,000	5.375	07/01/19	3,059,310
Illinois State GO Bonds Series 2003 (NATL-RE) (A+/A1)
2,500,000	5.000	06/01/19	2,625,250
Lake County Illinois Community Consolidated School District No. 41 GO Bonds Series 1999 A (AGM) (AA+/Aa2)
2,725,000	9.000	11/01/16	3,557,732
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A-/NR)
1,125,000	6.000	06/01/28	1,165,759
Round Lake Illinois Lakewood Grove Special Service Area No. 1 Special Tax Refunding Series 2007 (ASSURED GTY) (AA+/NR)
2,320,000	5.500	03/01/32	2,398,625
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (GO OF DIST) (AA+/NR)(f)
6,500,000	0.000	12/01/25	3,204,110

			27,925,091

Indiana – 2.1%
Greencastle Indiana Waterworks RB Refunding Series 2001 (NATL-RE) (BBB/Baa1)
300,000	4.250	07/01/13	302,565
Indiana Health & Educational Facilities Financing Authority Hospital RB for Clarian Health Obligation Series 2006 A (A+/A1)
3,900,000	5.000	02/15/39	3,882,489

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)

Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residuals I Series 2010-3224 (AA-/NR)(a)(c)
$205,000	29.420%	10/06/11	$396,765
Indiana State Educational Facilities Authority RB for Earlham College Project Series 1998 (NR/Aa3)
325,000	4.950	10/15/12	326,030
Indianapolis Indiana Airport Authority RB Refunding Special Facilities for Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa2)
640,000	5.100	01/15/17	712,058
Indianapolis Indiana Gas Utility RB Second Lien Series 2008 A (ASSURED GTY) (AA+/Aa3)(b)
3,500,000	5.000	08/15/13	3,724,595
Jasper County PCRB Refunding for Northern RMKT 8/25/08 Series 1994 C (NATL-RE) (BBB/Baa1)
650,000	5.850	04/01/19	729,385
Mitchell Multi School Building Corp. RB Refunding for First Mortgage Series 2002 (ST AID WITHHLDG) (AA+/NR)
275,000	4.650	07/05/13	293,758
Princeton Indiana Sewer Works RB Refunding Series 2003 (NR/NR)
275,000	4.500	05/01/13	275,712
Vanderburgh County Indiana Redevelopment Commission Tax Increment Tax Allocation Series 2006 (A/NR)
1,400,000	5.250	02/01/31	1,423,128

			12,066,485

Iowa – 0.5%
Coralville Iowa COPS Series 2006 D (NR/A1)
1,325,000	5.250	06/01/22	1,370,739
Tobacco Settlement Authority of Iowa RB Asset-Backed Bonds Series 2005 C (BBB/B2)
1,875,000	5.375	06/01/38	1,387,538

			2,758,277

Kentucky – 1.9%
Kentucky Economic Development Finance Authority RB for Ashland Hospital Corp. King’s Daughters Medical Center Series 2010 (A+/A1)
3,000,000	5.000	02/01/40	3,007,890
Kentucky Economic Development Finance Authority RB Residuals Series 2009-3125 (AA/NR)(a)(c)
470,000	17.960	10/06/11	670,742
Kentucky Economic Development Finance Authority System RB for Norton Healthcare, Inc. Series 2000 C (NATL-RE) (BBB/WR)(d)
1,085,000	6.000	10/01/13	1,214,158
Kentucky Economic Development Finance Authority System RB Unrefunded Balance for Norton Healthcare, Inc. Series 2000 C (NATL-RE) (BBB/Baa1)
2,165,000	6.000	10/01/18	2,297,346
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (A-/Baa1)
3,750,000	6.125	02/01/37	3,863,288

			11,053,424

Louisiana – 1.6%
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2004 A (AMT) (BBB/Baa3)
675,000	5.000	11/01/18	690,194
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
2,560,000	4.750	03/01/19	2,579,098
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AA+/Aa3)
1,230,000	5.250	08/01/28	1,366,346
Louisiana Public Facilities Authority RB for Cleco Power LLC Project Series 2008 (BBB/Baa2)(b)
900,000	7.000	12/01/11	907,488
Louisiana State Offshore Terminal Authority Deepwater Port RB Refunding for Loop LLC Project Series 2003 C (A/A3)
1,000,000	5.250	09/01/15	1,046,650
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AA+/Aa3)
1,350,000	6.000	01/01/23	1,551,987
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 B (A-/A3)
1,220,000	5.875	05/15/39	1,220,024

			9,361,787

Maryland – 1.5%
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003 (NR/NR)
1,115,000	6.500	07/01/31	1,116,238
Frederick County Maryland Special Tax Unrefunded Balance for Lake Linganore Village Community Development Series 2001 A (Radian) (NR/NR)
270,000	5.600	07/01/20	270,186
555,000	5.700	07/01/29	534,571
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Medstar Health Series 2004 (A-/A2)
500,000	5.375	08/15/24	525,290
750,000	5.500	08/15/33	766,447
Maryland State Industrial Development Financing Authority RB Refunding for Synagro-Baltimore Series 2008 A (AMT) (BBB+/NR)
2,000,000	5.250	12/01/12	2,056,420
1,025,000	5.375	12/01/14	1,074,077
500,000	5.625	12/01/16	533,885
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa1)
1,500,000	5.000	03/01/19	1,732,770

			8,609,884

Massachusetts – 2.7%
Massachusetts Bay Transportation Authority Assessment RB Series 2004 A (AA+/Aa1)(d)
1,000,000	5.000	07/01/14	1,122,540

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Massachusetts – (continued)

Massachusetts Development Finance Agency RB for Harvard University Series 2010 B-2 (AAA/Aaa)
$5,000,000	5.250%	02/01/34	$5,707,700
Massachusetts Educational Financing Authority RB Series 2008 H (AMT) (ASSURED GTY) (AA+/Aa3)
2,040,000	6.350	01/01/30	2,117,234
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 (BBB+/Baa1)
3,000,000	5.750	07/01/31	2,954,490
Massachusetts State Health & Educational Facilities Authority RB for Harvard Pilgrim Health Care Series 1998 A (AGM) (AA+/Aa3)
3,750,000	5.250	07/01/12	3,759,263

			15,661,227

Michigan – 0.9%
Michigan Higher Education Student Loan Authority RB Series 2003 17-1 (AMT) (AMBAC) (AA/A1)
5,000,000	5.200	03/01/24	4,954,700
Pontiac Tax Increment Finance Authority RB Tax Allocation Unrefunded Balance for Development of Area No. 3 Series 2002 (ACA) (CCC/NR)
360,000	5.375	06/01/17	253,411

			5,208,111

Minnesota – 0.8%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A/A2)
1,500,000	6.750	11/15/32	1,682,040
St. Paul Minnesota Housing & Redevelopment Authority RB for Healthpartners Obligated Group Project Series 2006 (BBB+/A3)
2,900,000	5.250	05/15/36	2,868,216

			4,550,256

Mississippi – 0.1%
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (NR/Aa2)
500,000	5.375	10/01/33	548,765

Missouri – 0.9%
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/A2)
270,000	4.750	06/01/25	270,972
4,125,000	5.000	06/01/35	4,033,466
Missouri State Health & Educational Facilities Authority RB for St. Louis University Series 1998 (AA-/A1)
1,000,000	5.500	10/01/15	1,143,460

			5,447,898

Nevada – 0.8%
Clark County Nevada Industrial Development RB for Southwest Gas Corp. Project Series 2003 C (BBB+/Baa2)(b)
765,000	5.450	03/01/13	809,286
Clark County Nevada School District GO Bonds Refunding Series 1998 (AGM) (AA+/Aa2)
800,000	5.500	06/15/13	863,008
Henderson Nevada Local Improvement District No. T-14 Limited Obligation Special Assessment Refunding Senior Series 2007 A (AGM) (AA+/Aa3)
815,000	4.250	03/01/12	822,416
North Las Vegas Nevada Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
630,000	4.850	12/01/15	633,257
1,400,000	5.100	12/01/22	1,327,928
University of Nevada RB for Community College System Series 2002 A (NATL-RE FGIC) (AA-/Aa2)
250,000	4.450	07/01/12	250,675

			4,706,570

New Hampshire – 0.4%
New Hampshire Municipal Bond Bank RB Series 2003 (NATL-RE) (AA/WR)(d)
1,000,000	5.250	08/15/13	1,091,210
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Project Series 2002 (AMT) (A-2/NR)
1,250,000	5.200	05/01/27	1,267,300

			2,358,510

New Jersey – 4.7%
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A+/A1)
360,000	5.000	09/01/34	373,302
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 Z (ASSURED GTY) (AA+/Aa3)
1,000,000	6.000	12/15/34	1,127,230
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2009 AA (A+/A1)
4,000,000	5.500	12/15/29	4,366,080
New Jersey Economic Development Authority Water Facilities RB Refunding for American Water Co., Inc. Project Series 2010 B (AMT) (A/A2)
2,000,000	5.600	11/01/34	2,078,500
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (BBB/Baa3)
600,000	5.000	07/01/24	596,604
175,000	5.500	07/01/30	175,217
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
2,500,000	6.625	07/01/38	2,495,000
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (AMT) (ASSURED GTY) (AA+/Aa3)
3,000,000	6.125	06/01/30	3,126,810
New Jersey State Housing and Mortgage Finance Agency RB for Single Family Housing Series 2008 AA (AMT) (AA/Aa2)
700,000	6.150	10/01/23	747,838
New Jersey State Turnpike Authority RB Series 2009 G (A+/A3)
1,650,000	5.000	01/01/18	1,886,858

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)

New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (A+/A1)
$2,450,000	5.500%	06/15/41	$2,680,912
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2002 (AA+/Aaa)(d)
2,370,000	6.000	06/01/12	2,459,349
Tobacco Settlement Financing Corp. RB for Capital Appreciation Series 2007 1-C (B-/NR)(f)
11,250,000	0.000	06/01/41	454,388
Tobacco Settlement Financing Corp. RB Series 2003 (AA+/Aaa)(d)
300,000	6.750	06/01/13	331,770
Tobacco Settlement Financing Corp. RB Series 2007 1-A (BBB/B1)
3,015,000	4.625	06/01/26	2,353,358
Tobacco Settlement Financing Corp. RB Series 2007 1-A (BBB-/B2)
3,000,000	5.000	06/01/29	2,169,780

			27,422,996

New Mexico – 0.6%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB-/Baa3)
2,500,000	5.900	06/01/40	2,435,750
Santa Fe County New Mexico RB for Gross Receipts Series 2008 (AGM) (AA+/Aa3)
1,000,000	5.250	06/01/31	1,080,850

			3,516,600

New York – 3.6%
Erie County New York Industrial Development Agency RB for the City of Buffalo School District Series 2008 A (AGM) (AA+/Aa3)
6,500,000	5.750	05/01/26	7,487,740
4,500,000	5.750	05/01/29	5,140,800
New York City GO Bonds Series 2006 A (AA/Aa2)
400,000	5.000	08/01/18	460,856
New York City Industrial Development Agency RB for Polytechnic University Project Series 2007 (ACA) (BBB-/NR)
2,045,000	5.000	11/01/12	2,112,833
New York Mortgage Agency RB for Homeowner Mortgage Series 2003 – 109 (AMT) (NR/Aa1)
900,000	4.800	10/01/23	905,247
New York State Dormitory Authority RB for North Shore University Hospital Series 1998 (NATL-RE) (BBB/A3)
1,500,000	5.500	11/01/14	1,669,425
New York State Environmental Facilities Corp. State Clean Water & Drinking RB Refunding for Revolving Funds Pooled Financing Program Series 2002 F (AAA/Aaa)
175,000	5.250	11/15/20	183,615
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2003 A-1 (AA-/Aa3)
2,600,000	5.500	06/01/19	2,807,740

			20,768,256

North Carolina – 0.8%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
2,000,000	5.000	07/01/38	2,230,460
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2003 C (A-/Baa1)
500,000	5.375	01/01/16	523,240
850,000	5.375	01/01/17	887,893
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ASSURED GTY) (AA+/Aa3)
500,000	6.000	01/01/19	574,330
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2003 A (ETM) (NR/NR)(d)
145,000	5.500	01/01/13	154,222
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Unrefunded Series 2003 A (A/A2)
305,000	5.500	01/01/13	323,260

			4,693,405

North Dakota – 0.4%
Ward County North Dakota Health Care Facilities RB for Trinity Obligated Group Series 2006 (BBB+/NR)
2,250,000	5.125	07/01/25	2,239,943

Ohio – 0.6%
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (BB-/B3)
440,000	5.125	06/01/24	334,338
2,000,000	5.875	06/01/30	1,496,260
2,050,000	6.500	06/01/47	1,566,815

			3,397,413

Oklahoma – 0.1%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BBB-/NR)
240,000	5.000	12/01/27	212,419
140,000	5.125	12/01/36	118,430

			330,849

Oregon – 0.7%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (NR/A3)
1,500,000	8.250	01/01/38	1,836,810
Klamath Falls Oregon Intercommunity Hospital Authority RB for Merle West Medical Center Series 2002 (NR/NR)(d)
1,255,000	6.125	09/01/12	1,333,689
Klamath Falls Oregon Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Series 2002 (BBB-/NR)
745,000	6.125	09/01/22	754,476

			3,924,975

Pennsylvania – 1.3%
Mifflin County Pennsylvania School District GO Bonds Series 2007 (NATL-RE-IBC) (XLCA) (ST AID WITHHLDG) (A/Baa1)
2,000,000	7.500	09/01/26	2,432,920

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)

Montgomery County Pennsylvania Higher Education & Health Authority RB for Catholic Health System East Series 2004 C (A+/A2)(d)
$150,000	5.375%	11/15/14	$172,093
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Amtrak Project Series 2001 A (AMT) (A-/A1)
2,000,000	6.250	11/01/31	2,020,260
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project Series 2008 (A-/A3)
2,500,000	4.000	10/01/23	2,444,050
St. Mary Hospital Authority RB Refunding for Catholic Health East Series 2004 B (A+/A2)(d)
225,000	5.375	11/15/14	256,640

			7,325,963

Puerto Rico – 6.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa2)
3,000,000	6.125	07/01/24	3,335,880
2,000,000	6.000	07/01/38	2,073,700
2,500,000	6.000	07/01/44	2,592,125
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (BBB/Baa1)
3,000,000	6.500	07/01/37	3,229,740
Puerto Rico Commonwealth GO Bonds Refunding Subseries 2003 C-7 (NATL-RE) (BBB/Baa1)
2,000,000	6.000	07/01/27	2,124,800
Puerto Rico Commonwealth Highway & Transportation Authority RB Subseries 2003 (FGIC) (BBB-/Baa2)
900,000	5.250	07/01/18	920,943
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2004 J (AMBAC) (COMWLTH GTD) (BBB/Baa1)(b)
1,480,000	5.000	07/01/12	1,517,888
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriations Series 2004 A (LOC – Government Development Bank for Puerto Rico) (BBB-/Baa2)(b)
5,400,000	5.750	02/01/12	5,473,332
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (A+/A1)
2,500,000	6.000	08/01/39	2,726,650
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (A+/A1)(g)
13,000,000	0.000	08/01/32	11,446,760

			35,441,818

South Carolina – 0.4%
Georgetown County South Carolina Environmental RB for International Paper Co. Project Series 2006 A (AMT) (BBB/Baa3)
2,500,000	5.000	08/01/30	2,220,075

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (A+/A1)
500,000	5.500	07/01/35	520,785
300,000	5.250	07/01/38	305,769

			826,554

Tennessee – 1.2%
Johnson City Tennessee Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa1)
1,775,000	5.500	07/01/36	1,760,605
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,700,000	5.250	04/01/36	2,510,406
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (AMT) (FNMA) (NR/NR)(b)
1,000,000	4.850	06/01/25	1,018,250
Sullivan County Tennessee Health, Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+/NR)
2,100,000	5.250	09/01/36	1,877,694

			7,166,955

Texas – 13.5%
Brazos River Authority RB Refunding for Reliant Energy, Inc. Project Series 1999 A (BBB-/Baa3)(e)
1,250,000	5.375	04/01/19	1,250,725
Dallas County Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 B (AMBAC) (BBB+/A3)
2,675,000	5.375	02/15/29	2,787,832
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT 04/04/08 Series 2002 C (AMT) (NATL-RE) (A+/A1)
845,000	6.250	11/01/28	846,132
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT 04/11/08 Subseries 2003 C-2 (AMT) (XLCA) (A+/A1)
2,000,000	6.125	11/01/18	2,006,700
Fort Bend County Texas Municipal Utility District No. 30 GO Bonds Series 2004 (AGM) (AA+/Aa3)
2,015,000	5.750	09/01/27	2,046,152
Frisco Texas Independent School District GO Bonds Series 2002 (PSF-GTD) (AAA/Aaa)
1,000,000	5.125	08/15/30	1,014,220
Grand Prairie Texas Independent School District GO Bonds Series 2003 (AGM) (AA+/Aa3)(d)
1,000,000	5.375	02/15/13	1,068,880
Gulf Coast Waste Disposal Authority Texas Waste Disposal RB for Valero Energy Corp. Project Series 2001 (AMT) (BBB/Baa2)
1,000,000	6.650	04/01/32	1,009,350
Hidalgo County Health Services RB for Mission Hospital, Inc. Project Series 2005 (BBB/Baa2)
700,000	5.000	08/15/19	705,068

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)

Houston Airport System RB Refunding Senior Lien Series 2009 A (AA-/Aa3)
$10,000,000	5.500%	07/01/34	$10,713,000
Houston Utilities System RB Refunding First Lien Series 2004 A (NATL-RE) (AA/Aa2)
1,000,000	5.250	05/15/25	1,075,900
Lower Colorado River Authority RB Refunding Series 2008 (A/A1)
5,000,000	5.750	05/15/37	5,265,500
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa2)
1,300,000	6.300	11/01/29	1,408,368
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 1996 (AMT) (NATL-RE) (BBB/Baa1)(b)
2,500,000	5.200	05/01/30	2,416,125
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
150,000	5.500	02/15/25	142,369
235,000	5.625	02/15/35	218,146
Mesquite Texas Independent School District GO Bonds Refunding Series 2002 (PSF-GTD) (AAA/NR)
1,160,000	5.500	08/15/21	1,194,556
Mission Economic Development Corp. RB for Waste Management, Inc. Project Series 2008 (A-2/NR)(b)
1,000,000	6.000	08/01/13	1,077,740
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (AA/NR)(g)
1,000,000	0.000	09/01/43	592,120
North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
2,500,000	6.250	01/01/24	2,874,050
1,100,000	6.250	01/01/39	1,204,918
North Texas Tollway Authority RB Special Project System Series 2011 A (AA/NR)
1,000,000	5.500	09/01/41	1,108,700
1,000,000	6.000	09/01/41	1,156,010
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A-/A2)(g)
6,000,000	0.000	01/01/43	5,508,600
North Texas Tollway Authority System RB Refunding for First Tier Series 2008 A (A-/A2)
5,000,000	5.750	01/01/40	5,231,150
Pharr-San Juan-Alamo Independent School District Unlimited Tax GO Bonds for Hidalgo School Building Series 2007 (PSF-GTD) (AAA/Aaa)
1,420,000	5.500	02/01/27	1,571,997
1,000,000	5.500	02/01/29	1,101,400
1,670,000	5.500	02/01/31	1,832,524
Port of Houston Authority Harris County Unlimited Tax GO Bonds Refunding Series 2008 A (AMT) (AAA/Aaa)
3,000,000	6.125	10/01/33	3,375,600
Round Rock Texas Independent School District Unlimited Tax GO Bonds for School Building Series 2009 (AA/Aaa)
2,730,000	5.250	08/01/34	3,040,347
Sam Rayburn Municipal Power Agency RB Refunding Series 2002 (Radian) (BBB/Baa2)
5,000,000	5.750	10/01/21	5,095,700
Schertz Texas GO Bonds Series 2006 (NATL-RE) (AA/Baa1)
1,715,000	5.250	02/01/25	1,870,259
1,900,000	5.250	02/01/27	2,053,577
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB/NR)
425,000	5.125	05/15/37	369,644
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A/Baa1)
3,000,000	6.250	12/15/26	3,073,770
Tomball Hospital Authority RB Refunding Series 2005 (NR/Aaa)(d)
900,000	5.000	07/01/15	902,727

			78,209,856

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Note Series 2004 A (BBB/Baa2)
1,750,000	5.250	10/01/16	1,873,673

Utah – 1.1%
Tooele County Utah Hazardous Waste Treatment RB for Union Pacific Project RMKT 4/28/98 Series 1992 A (AMT) (BBB+/VMIG2)
2,000,000	5.700	11/01/26	2,014,000
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class I (AMT) (AAA/Aaa)
2,055,000	5.875	07/01/39	2,119,609
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class II (AMT) (AA/Aa2)
2,065,000	5.900	07/01/36	2,133,228

			6,266,837

Virginia – 1.1%
Bristol Virginia Utilities System RB Refunding Series 2003 (NATL-RE) (BBB/Baa1)(d)
1,850,000	5.250	07/15/13	2,011,191
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C-1 (B+/NR)(f)
250,000	0.000	06/01/47	4,562
Virginia State Housing Development Authority RB Series 2008 E (GO OF AUTH) (AAA/Aaa)
2,940,000	6.250	07/01/31	3,180,962
Washington County Virginia IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
1,000,000	7.750	07/01/38	1,137,220

			6,333,935

Washington – 2.9%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(a)(c)
700,000	16.082	12/14/17	1,106,833
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(a)(c)
730,000	16.089	12/14/17	1,141,873

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Washington – (continued)

Skagit County Washington Public Hospital District No. 2 GO Bonds Refunding and Improvement Series 2005 (NATL-RE) (A+/Baa1)
$2,000,000	5.000%	12/01/30	$2,005,820
Tacoma Washington GO Bonds Series 2004 (NATL-RE) (AA/Aa3)
2,000,000	5.000	12/01/30	2,093,680
Tobacco Settlement Authority of Washington RB Asset-Backed Bonds Series 2002 (BBB/Baa1)
3,165,000	6.625	06/01/32	3,195,416
Washington State GO Bonds Series 1992 B & AT-7 (AA+/Aa1)
500,000	6.400	06/01/17	599,375
Washington State Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AA+/Aa3)
250,000	6.000	08/15/39	271,995
Washington State Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AA+/Aa3)
250,000	6.000	08/15/39	271,995
Washington State Health Care Facilities Authority RB for Swedish Health Services Series 2009 A (A+/A2)
3,000,000	6.500	11/15/33	3,153,540
Washington State Health Care Facilities Authority RB for Virginia Mason Medical Center Series 2007 B (ACA) (BBB/Baa2)
3,000,000	6.000	08/15/37	3,002,670

			16,843,197

West Virginia – 0.5%
Monongalia County Building Commission RB for Monongalia General Hospital Series 2005 A (A-/NR)
2,000,000	5.250	07/01/25	2,016,020
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A+/A2)
1,000,000	5.500	06/01/39	1,036,560

			3,052,580

Wisconsin – 1.1%
Badger Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2002 (AA+/Aaa)(d)
1,000,000	6.375	06/01/12	1,039,820
Wisconsin State Health & Educational Facilities Authority RB for Sinai Samaritan Medical Center, Inc. Series 1996 (NATL-RE) (BBB/Baa1)
3,330,000	5.875	08/15/26	3,330,100
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
375,000	5.125	05/15/29	353,591
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
100,000	5.000	05/15/36	89,242
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (BBB+/Baa2)
1,750,000	5.250	08/15/31	1,635,270

			6,448,023

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $534,911,519)			$553,893,443

Other Municipal Debt Obligation – 0.2%
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 C-3 (AMT) (NR/Ba3)(b)(c)
$2,000,000	5.500%	09/30/15	$1,241,640
(Cost $2,000,000)

Short-Term Investments – 2.9%
Illinois – 0.5%
Chicago Illinois GO VRDN Project Series 2003 B-3 RMKT 3/18/09 (A-1/Aa3)(b)
$1,000,000	0.140%	10/03/11	$1,000,000
Chicago Illinois Sales Tax VRDN RB Refunding RMKT 07/17/08 Series 2002 (A-1+/VMIG1)(b)
2,100,000	0.140	10/03/11	2,100,000

			3,100,000

Massachusetts – 0.5%
Massachusetts State Health & Educational Facilities Authority VRDN RB for Tufts University Series 2008 N2 (A-1/VMIG1)(b)
3,000,000	0.160	10/03/11	3,000,000

Mississippi – 0.1%
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development VRDN RB for Chevron U.S.A. Inc. Project Series 2010 G (A-1+/VMIG1)(b)
600,000	0.100	10/03/11	600,000

Missouri – 0.1%
Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Series 2004 A (A-1+/VMIG1)(b)
300,000	0.130	10/03/11	300,000

New York – 1.0%
New York City Municipal Water Finance Authority Water & Sewer Systems RB Second Generation Resolution Series 2008 BB-5 (A-1/VMIG1)(b)
1,000,000	0.100	10/03/11	1,000,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Subseries 2002-C5 (AAA/VMIG1)(b)
2,500,000	0.150	10/03/11	2,500,000
New York City VRDN GO Bonds Subseries 1993 E-2 (LOC – JPMorgan Chase Bank, N.A) (A-1+/VMIG1)(b)
1,000,000	0.100	10/03/11	1,000,000

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – (continued)
New York – (continued)

New York City VRDN GO Bonds Subseries 1993 E-5 (LOC – JPMorgan Chase Bank, N.A) (A-1+/VMIG1)(b)
$1,400,000	0.100%	10/03/11	$1,400,000

			5,900,000

Texas – 0.5%
Texas Water Development Board VRDN RB Refunding State Revolving Sub Lien Series 2007 A (A-1+/VMIG1)(b)
2,800,000	0.120	10/03/11	2,800,000

Virginia – 0.2%
Virginia College Building Authority Educational Facilities VRDN RB for 21st Century College and Equipment Programs Series 2006 B (ST APPROP) (A-1+/VMIG1)(b)
1,100,000	0.150	10/03/11	1,100,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $16,800,000)			$16,800,000

TOTAL INVESTMENTS – 98.8%
(Cost $553,711,519)			$571,935,083

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%			6,893,194

NET ASSETS – 100.0%			$578,828,277

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Inverse floating rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(b)	Securities with “put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2011.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,919,123, which represents approximately 1.0% of net assets as of September 30, 2011.

(d)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(e)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2011.

(f)	Issued with zero coupon. Income is recognized through the accretion of discount.

(g)	Zero coupon bond until next reset date.
Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AGM	—	Insured by Assured Guaranty Municipal Corp.
AGM-CR	—	Insured by Assured Guaranty Municipal Corp.
Insured Custodial Receipts
AMBAC	—	Insured by American Municipal Bond
Assurance Corp.
AMT	—	Alternative Minimum Tax
ASSURED GTY	—	Insured by Assured Guaranty
BNY	—	Insured by the Bank of New York Mellon Corp.
CAL MTG INS	—	Insured by California Mortgage Insurance
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
CRA	—	Community Reinvestment Act
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GO OF DIST	—	General Obligation of District
GO OF INSTN	—	General Obligation of Institution
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
NATL-RE	—	Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—	National Public Finance Guarantee Corp. Re-insures Financial Guaranty Insurance Co.
NATL-RE-IBC	—	Insured by National Public Finance Guarantee Corp. -Insured Bond Certificates
NR	—	Not Rated
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RITES	—	Residual Interest Tax Exempt Securities
RMKT	—	Remarketed
ST AID WITHHLDG	—	State Aid Withholding
ST APPROP	—	State Appropriation
TCRS	—	Transferable Custodial Receipts
VRDN	—	Variable Rate Demand Notes
WR	—	Withdrawn Rating
XLCA	—	Insured by XL Capital Assurance, Inc.

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – 97.8%
Alabama – 1.6%
Alabama Federal Aid Highway Finance Authority Refunding for Grant Anticipation Bonds Series 2011 (AA/Aa2)
$11,400,000	4.000%	03/01/17	$12,792,396
Alexander City Alabama Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
585,000	5.000	12/01/11	587,141
Birmingham Waterworks & Sewer Board RB Series 2002 B (NATL-RE) (AA+/WR)(a)
5,000,000	5.000	01/01/13	5,290,350
Courtland Industrial Development Board RB Refunding for International Paper Co. Project Series 2003 A (BBB/Baa3)
1,415,000	5.000	11/01/13	1,503,395
Infirmary Health System Special Care Facilities Financing Authority of Mobile RB for Infirmary Health System, Inc. Series 2010 A (A-/NR)
500,000	5.000	02/01/12	504,970
1,000,000	5.000	02/01/13	1,037,330
Jefferson County Alabama Sewer Warrants RB for Capital Improvement Series 2002 D (FGIC) (AA+/Aaa)(a)
5,000,000	5.250	08/01/12	5,201,400
Tuscaloosa Alabama Public Educational Building Authority RB Refunding Series 2009 B (AA-/NR)
1,925,000	3.000	08/15/12	1,951,411
2,345,000	3.000	08/15/13	2,401,444
2,795,000	3.500	08/15/14	2,908,589
3,300,000	4.000	08/15/15	3,512,355
3,850,000	3.000	08/15/16	3,932,198

			41,622,979

Alaska – 0.3%
North Slope Borough Alaska GO Bonds Series 2001 A (NATL-RE) (AA-/Aa3)(b)
1,200,000	0.000	06/30/12	1,195,164
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (BBB-/Ba1)
7,315,000	4.625	06/01/23	6,680,643

			7,875,807

Arizona – 1.8%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)
2,150,000	1.059	01/01/37	1,376,043
Arizona Health Facilities Authority Hospital RB for Catholic Healthcare West Series 2009 E (A/A2)(c)
2,000,000	5.000	07/02/12	2,065,760
Arizona Health Facilities Authority Hospital RB for Phoenix Children’s Hospital Series 2007 A (NR/NR)(c)
4,500,000	1.160	02/02/15	4,167,900
Arizona Health Facilities Authority Hospital RB for Phoenix Children’s Hospital Series 2007 C (NR/NR)(c)
10,000,000	1.160	02/02/15	9,262,000
Goodyear Arizona McDowell Road Commercial Corridor Improvement District Special Assessment Series 2007 A (AMBAC) (A-/A1)
1,225,000	5.250	01/01/12	1,235,731
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. of New Mexico Palo Verde Project Series 2010 A (BBB-/Baa3)(c)
5,000,000	4.000	06/01/15	5,025,150
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project Series 2009 A (BBB/Baa2)(c)
4,500,000	6.000	05/01/14	4,949,010
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project Series 2009 E (BBB/Baa2)(c)
1,000,000	6.000	05/01/14	1,099,780
Maricopa County Community College District GO Bonds Series 2009 C (AAA/Aaa)
5,000,000	3.000	07/01/13	5,222,350
Navajo County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 B (BBB/Baa2)(c)
3,000,000	5.500	06/01/14	3,270,150
Phoenix Arizona GO Bonds Refunding Series 2009 C (AAA/Aa1)
4,000,000	2.500	07/01/13	4,144,680
Phoenix Civic Improvement Corp. RB Refunding Junior Lien Series 2009 B (AAA/Aa2)
1,000,000	3.000	07/01/12	1,019,840
Scottsdale Arizona GO Bonds for Projects of 1999 and 2000 Series 2004 (AAA/Aaa)
3,900,000	5.000	07/01/14	4,351,854

			47,190,248

California – 13.9%
Abag Finance Authority RB for Sharp Health Care Series 2011 A (A/A2)
3,000,000	5.000	08/01/16	3,292,830
Alameda Corridor Transportation Authority Senior Lien RB for Capital Appreciation Series 1999 A (NATL-RE) (A/A3)
1,000,000	5.125	10/01/16	1,002,830
Alameda Corridor Transportation Authority Tax-Exempt Lien RB Refunding for Capital Appreciation Series 2004 B (AMBAC) (A-/Baa2)(b)
7,790,000	0.000	10/01/12	7,451,758
California Health Facilities Financing Authority RB for Catholic Healthcare West Series 2009 F (A/A2)(c)
2,500,000	5.000	07/01/14	2,723,300
California Health Facilities Financing Authority RB Refunding for St. Joseph Health System Series 2009 C (AA-/A1)(c)
5,000,000	5.000	10/16/14	5,465,150
California Infrastructure & Economic Development Bank RB for The J. Paul Getty Trust RMKT 08/02/06 Series 2003 A (A-1+/Aaa)(c)
4,650,000	3.900	12/01/11	4,676,970
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (BBB-/Baa2)
1,000,000	5.000	02/01/12	1,010,660

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

California State Department of Water Resources Power Supply RB Series 2010 M (AA-/Aa3)
$10,885,000	5.000%	05/01/13	$11,647,494
8,000,000	5.000	05/01/14	8,886,240
15,585,000	4.000	05/01/16	17,476,396
California State Economic Recovery GO Bonds Refunding Series 2009 B (A+/Aa3)(c)
40,290,000	5.000	07/01/14	44,644,140
California State Economic Recovery GO Bonds Series 2004 A (ETM) (AA+/Aaa)(a)
255,000	5.250	07/01/14	288,354
California State Economic Recovery GO Bonds Series 2004 A (ETM) (NATL-RE FGIC) (A+/Aa3)
2,650,000	5.250	07/01/14	2,960,368
California State Economic Recovery GO Bonds Unrefunded Balance Series 2004 A (A+/Aa3)
890,000	5.250	07/01/14	994,237
California State GO Bonds Refunding Series 2002 (A-/A1)
2,000,000	5.000	02/01/12	2,030,180
California State GO Bonds Refunding Series 2005 (A-/A1)
3,000,000	5.000	05/01/14	3,295,920
California State GO Bonds Series 1993 (FGIC-TCRS) (A-/A1)
4,150,000	4.750	09/01/23	4,166,475
California State GO Bonds Series 2004 (A-/A1)
2,000,000	4.125	04/01/13	2,098,220
California State Public Works Board Lease RB for Department of Mental Health Series 2004 A (BBB+/A2)
4,185,000	5.250	06/01/14	4,573,619
California State Public Works Board Lease RB for Various Capital Projects Subseries 2009 G-1 (BBB+/A2)
5,000,000	4.000	10/01/11	5,000,000
California State Various Purpose GO Bonds Series 2005 (A-/A1)
3,850,000	5.000	03/01/13	4,075,533
California State Various Purpose GO Bonds Series 2006 (A-/A1)
2,500,000	5.000	03/01/14	2,732,075
California Statewide Communities Development Authority RB for California State Proposition 1A Receivables Program Series 2009 (A-/A1)
15,775,000	4.000	06/15/13	16,581,734
41,085,000	5.000	06/15/13	43,874,671
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2002 C (A+/WR)(c)
1,000,000	3.850	06/01/12	1,022,890
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2009 A (A+/NR)
5,000,000	5.000	04/01/14	5,481,350
Cutler-Orosi Joint Unified School District GO Bonds Series 2004A (NATL-RE) (A+/Baa1)(b)
565,000	0.000	08/01/24	270,420
El Monte City School District GO Bonds BANS for Capital Appreciation Series 2010 (SP-1+/A2)(b)
13,300,000	0.000	09/01/15	12,111,113
Fairfield-Suisun Unified School District Public Financing Authority Special Tax Refunding Series 2006 A (AMBAC) (A-/Baa2)
550,000	5.000	08/15/12	564,718
250,000	5.000	08/15/14	266,220
Folsom Cordova Unified School District GO for School Facilities Improvement Series 2007 A (NATL-RE) (A+/Aa3)(b)
3,290,000	0.000	10/01/24	1,558,407
2,275,000	0.000	10/01/28	799,822
Folsom Cordova Unified School District GO for School Facilities Improvement Series 2009 B (ASSURED GTY) (AA+/Aa3)(b)
1,900,000	0.000	10/01/33	476,520
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2003 A-1 (AA+/Aaa)(a)
2,000,000	6.750	06/01/13	2,206,520
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (BBB-/B3)
18,670,000	4.500	06/01/27	14,540,009
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2003 B (AA+/Aaa)(a)
2,000,000	5.500	06/01/13	2,165,340
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AMBAC) (BBB+/A2)
1,150,000	5.000	06/01/12	1,173,310
Grant Joint Union High School District GO Bond Series 2008 (AGM) (NR/Aa3)(b)
1,950,000	0.000	08/01/26	836,784
4,000,000	0.000	08/01/27	1,594,080
4,565,000	0.000	08/01/28	1,691,424
2,225,000	0.000	08/01/29	763,820
2,465,000	0.000	08/01/30	785,374
2,575,000	0.000	08/01/31	760,269
6,080,000	0.000	08/01/32	1,667,683
4,780,000	0.000	02/01/33	1,250,161
Irvine City Limited Obligation Improvement Bond Series 2011 (BBB+/NR)
280,000	3.000	09/02/12	285,306
225,000	3.000	09/02/13	231,367
300,000	3.000	09/02/14	309,291
300,000	3.000	09/02/15	307,917
500,000	3.000	09/02/16	507,075
400,000	3.250	09/02/17	403,424
750,000	3.625	09/02/18	758,453
King City Union School District for Capital Appreciation Series 1998 C (AMBAC) (A+/WR)(b)
160,000	0.000	08/01/25	69,029
Kings River Conservation District COPS for Peaking Project Series 2004 (NR/Baa1)
300,000	5.000	05/01/12	305,316
Los Alamitos Unified School District GO Bonds for School Facilities Improvement District No. 1 Series 2011 (SP-1+/Aa2)(b)
1,750,000	0.000	09/01/16	1,562,015
Los Angeles Community Redevelopment Agency Tax Allocation for Hollywood Redevelopment Project Series 1998 C (NATL-RE) (BBB/Baa1)
540,000	5.500	07/01/17	568,118

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Los Angeles County Metropolitan Transportation Authority Sales Tax RB Refunding Second Senior Tier Series 2009 B (AA+/Aa3)
$2,385,000	4.000%	07/01/13	$2,528,482
Los Angeles Unified School District GO Bonds Refunding Series 2009 A (AA-/Aa2)
4,010,000	5.000	07/01/12	4,147,743
3,080,000	3.000	07/01/13	3,208,744
3,735,000	3.000	07/01/14	3,958,204
Los Angeles Unified School District GO Bonds Series 2003 A (NATL-RE) (AA-/Aa2)
2,000,000	5.000	07/01/13	2,152,700
Los Angeles Unified School District GO Bonds Series 2006 F (FGIC) (AA-/Aa2)
1,805,000	5.000	07/01/17	2,063,548
Modesto Irrigation District RB for Electric System Series 2011 A (A+/A2)
1,000,000	5.000	07/01/17	1,157,750
Moreno Valley Unified School District Revenue Anticipation Notes Series 2011 (NR/MIG2)
6,590,000	2.500	10/03/11	6,590,000
Natomas Unified School District GO Bonds for Sacramento County, Election of 2006 Series 2007 (NATL-RE FGIC) (BBB+/WR)(b)
4,210,000	0.000	08/01/29	1,143,436
Newark Unified School District GO Bonds for Electric of 1997 Series 2002 D (AGM) (AA+/Aa3)(b)
520,000	0.000	02/01/27	208,016
Northern California Power Agency Capital Facilities RB Refunding Series 2010 A (A-/A3)
1,250,000	2.000	08/01/12	1,265,363
1,790,000	3.000	08/01/13	1,853,151
1,235,000	4.000	08/01/14	1,324,241
1,705,000	3.000	08/01/15	1,793,779
Porterville Unified School District GO Bonds for Election of 2002 Series 2002 A (NATL-RE) (A+/Baa1)(b)
730,000	0.000	08/01/26	288,949
Poway Unified School District GO BANS for School Facilities Improvement District No. 2007-1 Election of 2008 Series 2010 (ETM) (NR/MIG1)(a)(b)
12,000,000	0.000	12/01/11	11,991,840
Richmond California Wastewater RB Refunding Series 2006 A (AMBAC) (AA-/A2)
255,000	5.000	08/01/14	272,763
Sacramento County San Juan Unified School District GO Bonds for Election of 2002 Series 2004 A (NATL-RE) (A+/Aa2)(b)
2,965,000	0.000	08/01/28	1,079,023
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(d)
1,650,000	0.748	12/01/35	1,087,400
Sacramento County Unified School District Revenue Anticipation Notes Series 2011 (NR/MIG2)
19,000,000	2.250	11/02/11	19,009,690
San Bernardino County Rialto Unified School District GO Bonds for Election of 2010 Series 2011 A (AGM) (AA+/Aa3)(b)
1,500,000	0.000	08/01/30	479,670
1,625,000	0.000	08/01/31	482,560
San Bernardino County Transportation Authority Sales Tax RB Series 2009 A (SP-1+/MIG1)
1,500,000	4.000	05/01/12	1,532,490
San Diego Public Facilities Financing Authority RB Refunding Series 2009 B (A+/Aa3)
1,000,000	5.000	05/15/13	1,072,620
San Diego Unified School District GO Bonds for Election of 2008 Series 2009 A (ASSURED GTY) (AA+/Aa3)(b)
3,210,000	0.000	08/01/31	964,316
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2010 D (AGM) (AA+/Aa3)
4,455,000	5.000	05/01/17	5,133,497
San Francisco City & County Redevelopment Agency Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB/NR)
250,000	4.500	08/01/13	254,233
200,000	5.000	08/01/14	207,114
San Jose Redevelopment Agency Tax Allocation for Merged Area Redevelopment Project Series 1993 (NATL-RE) (BBB/Baa1)
2,710,000	6.000	08/01/15	2,868,643
San Luis & Delta-Mendota Water Authority RB for DHCCP Development Projects Series 2009 A (A+/NR)
3,000,000	4.500	03/01/14	3,147,780
San Marcos Unified School District GO Bonds for Election of 2010 Series 2011 (AA-/Aa2)(b)
2,600,000	0.000	08/01/32	723,294
San Mateo Union High School District GO Bond Anticipation Project Series 2011 (SP-1+/NR)(b)
4,500,000	0.000	02/15/15	4,131,225
Tobacco Securitization Authority of Northern California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2005 A-1 (BBB/B3)
1,600,000	4.750	06/01/23	1,337,616
Tobacco Securitization Authority of Southern California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2002 A (AA+/Aaa)(a)
4,590,000	5.250	06/01/12	4,740,506
Victor Valley Community College District GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (AA-/Aa2)(b)
5,735,000	0.000	08/01/33	1,500,333
Vista Unified School District GO Bonds Refunding Series 2004 B (NATL-RE FGIC) (A+/Aa2)(b)
7,425,000	0.000	08/01/28	2,719,852
William S. Hart Union High School District GO BANS Series 2009 (SP-1/NR)
3,730,000	4.000	12/01/11	3,749,732
2,825,000	5.000	12/01/11	2,844,323
William S. Hart Union High School District GO BANS Series 2009 A (A+/NR)(b)
8,500,000	0.000	08/01/33	2,131,545

			365,388,870

Colorado – 0.2%
Denver Colorado Airport System RB Series 2009 A (A+/A1)
500,000	5.000	11/15/12	525,700

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)

E-470 Public Highway Authority RB Senior Series 1997 A (NATL-RE) (BBB/Baa1)
$4,125,000	5.750%	09/01/13	$4,338,922

			4,864,622

Connecticut – 1.5%
Connecticut State GO Bonds for Economic Recovery Series 2009 D (AA/Aa2)
10,000,000	5.000	01/01/13	10,573,000
Connecticut State GO Bonds Refunding Series 2004 B (NATL-RE) (AA/Aa2)
4,325,000	5.000	12/01/13	4,744,655
Connecticut State Health & Educational Facilities Authority RB for Ascension Health Series 1999 B (AA+/VMIG1)(c)
930,000	3.500	02/01/12	938,481
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2010 A-4 (AAA/Aaa)(c)
19,345,000	5.000	02/12/15	21,992,944

			38,249,080

District of Columbia – 0.2%
District of Columbia Income Tax Secured RB Refunding Series 2010 C (AAA/Aa1)(d)
5,000,000	0.340	12/01/11	5,000,550

Florida – 5.8%
Alachua County Health Facilities Authority RB for Shands HealthCare Project Series 2010 B (A/A2)
2,065,000	3.000	12/01/11	2,071,030
920,000	3.000	12/01/12	934,361
Broward County Florida Port Facilities RB Series 2009 A (A-/A2)
2,765,000	5.000	09/01/12	2,859,314
Capital Trust Agency RB for Seminole Tribe Convention Series 2003 A (AAA/NR)(a)(e)
5,000,000	8.950	10/01/12	5,513,600
Citizens Property Insurance Corp. Senior Secured RB for High-Risk Account Series 2010 A-1 (A+/A2)
2,000,000	5.000	06/01/13	2,118,400
7,500,000	5.000	06/01/14	8,042,625
2,800,000	5.000	06/01/15	3,047,100
Citizens Property Insurance Corp. Senior Secured RB Refunding for High Risk Account Series 2007 A (NATL-RE) (A+/A2)
4,515,000	5.000	03/01/13	4,743,640
Escambia Country Florida Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (BBB+/Baa1)
1,980,000	5.000	08/15/13	2,070,882
2,240,000	5.000	08/15/14	2,373,257
2,365,000	5.000	08/15/15	2,521,918
Florida Hurricane Catastrophe Fund Finance Corp. RB Series 2008 A (AA-/Aa3)
8,000,000	5.000	07/01/13	8,497,120
Florida Hurricane Catastrophe Fund Finance Corp. RB Series 2010 A (AA-/Aa3)
13,305,000	5.000	07/01/15	14,629,646
Florida State Board of Education GO Bonds for Public Education Capital Outlay Series 2009 F (AAA/Aa1)
3,195,000	3.000	06/01/13	3,329,765
Florida State Department of Transportation GO Bonds for Right-of-Way Acquisition and Bridge Construction Series 2002 (AAA/Aa1)
3,790,000	5.375	07/01/13	3,971,389
Florida State Department of Transportation Turnpike RB Refunding Series 2003 B (AMBAC) (AA-/Aa3)
3,650,000	5.000	07/01/17	3,940,868
Florida State Municipal Power Agency RB for St. Lucie Project Series 2009 A (A/A2)
2,845,000	5.000	10/01/13	3,025,544
2,985,000	5.000	10/01/14	3,248,098
Florida State Municipal Power Agency RB for Stanton II Project Series 2009 A (A+/A1)
420,000	4.000	10/01/12	432,327
250,000	4.000	10/01/14	265,260
Florida State Municipal Power Agency RB for Stanton Project Series 2009 A (A+/A1)
885,000	4.000	10/01/12	910,975
415,000	5.000	10/01/13	443,357
890,000	5.000	10/01/14	972,779
Florida State Municipal Power Agency RB for Tri-City Project Series 2009 A (A+/A2)
265,000	3.000	10/01/12	270,175
290,000	3.000	10/01/13	299,068
290,000	3.000	10/01/14	299,054
Florida State Municipal Power Agency RB Refunding for Stanton Project Series 2008 (A+/A1)
1,030,000	4.250	10/01/12	1,062,754
Halifax Hospital Medical Center RB Refunding & Improvement Series 2006 A (A-/NR)
1,255,000	5.000	06/01/13	1,317,875
855,000	5.000	06/01/14	915,483
Highlands County Florida Health Facilities Authority RB for Adventist Health System/Sunbelt Obligated Group Series 2002 (AA-/Aa3)(c)
2,450,000	3.950	09/01/12	2,524,676
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2009 E (AA-/Aa3)
2,000,000	5.000	11/15/13	2,165,800
1,000,000	5.000	11/15/15	1,129,630
Hillsborough County Aviation Authority RB for Tampa International Airport Series 2009 A (A+/A1)
3,050,000	5.000	10/01/13	3,266,489
Jacksonville Florida Special RB Series 2010 B-1 (AA-/Aa2)
4,415,000	5.000	10/01/14	4,932,350
JEA Florida Electric System RB Refunding Series 2009-3A (AA-/Aa2)
2,275,000	5.000	10/01/13	2,467,397
JEA Florida Electric System RB Refunding Subseries 2009 B (A+/Aa3)
2,000,000	5.000	10/01/11	2,000,000

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

JEA Florida Electric System RB Refunding Subseries 2009 C (ASSURED GTY) (AA+/Aa3)
$2,000,000	5.000%	10/01/14	$2,207,120
Lakeland Hospital RB for Lakeland Regional Health System Series 2011 (NR/A2)
5,020,000	5.000	11/15/16	5,502,272
6,315,000	5.000	11/15/17	6,915,493
6,250,000	5.000	11/15/18	6,798,500
Miami Special Obligation Refunding Series 2011 A (AGM) (AA+/Aa3)
830,000	5.000	02/01/17	909,780
Miami-Dade County School Board COPS Series 2011 B (A/A1)(c)
3,000,000	5.000	05/01/16	3,298,920
Miami-Dade County Special Obligation Refunding Subseries 1997 B (NATL-RE) (BBB/A2)(b)
10,000,000	0.000	10/01/31	2,762,800
Miami-Dade County Water and Sewer System RB Refunding Series 2008 B (AGM) (AA+/Aa2)
1,500,000	5.000	10/01/13	1,614,150
Osceola County School Board COPS for Harter Educational Facilities Lease Purchase Agreement Series 2009 A (ASSURED GTY) (AA+/Aa3)
1,665,000	3.000	06/01/12	1,684,164
2,495,000	5.000	06/01/14	2,658,847
Palm Beach County Airport System RB Unrefunded Balance Series 2002 (NATL-RE) (A/A2)
2,000,000	5.750	10/01/11	2,000,000
Polk County Florida RB Refunding for Capital Improvement Series 2010 (AA/A1)
1,000,000	3.000	12/01/15	1,046,190
Port St. Lucie Florida Utility System RB Series 2003 (NATL-RE) (BBB/Baa1)(a)(b)
3,650,000	0.000	09/01/13	1,254,651
Sarasota County School Board COPS for Master Lease Program Series 2010 B (AA-/Aa2)
1,000,000	3.000	07/01/13	1,034,380
1,400,000	3.000	07/01/14	1,456,896
1,400,000	3.000	07/01/15	1,464,596
Tampa Bay Water Utility System RB Refunding for Regulation of Water Supply Authority Series 2004 (NATL-RE FGIC) (AA+/Aa2)
5,145,000	5.000	10/01/13	5,558,812

			150,781,577

Georgia – 3.2%
Albany-Dougherty County Hospital Authority RB for Regional Linked Stars and Cars Series 1993 (AMBAC) (AA-/Aa3)
1,700,000	5.700	09/01/13	1,705,644
Atlanta Georgia Wastewater RB Series 2009 A (A/A1)
2,500,000	4.000	11/01/11	2,506,500
Carroll City-County Hospital Authority Revenue Anticipation Certificates for Tanner Medical Center, Inc. Project Series 2010 (CNTY GTD) (AA-/Aa2)
1,530,000	4.000	07/01/16	1,677,094
Clayton County & Clayton County Water Authority Water and Sewerage RB Refunding Series 2009 (AA+/NR)
1,000,000	4.000	05/01/13	1,050,700
Cobb County Water and Sewer Improvement RB Series 2009 (AAA/Aaa)
1,025,000	5.000	07/01/13	1,107,553
1,000,000	4.500	07/01/14	1,107,510
Cobb County-Marietta Water Authority RB Series 2009 (AAA/Aaa)
1,500,000	5.000	11/01/13	1,641,915
2,850,000	5.000	11/01/14	3,231,159
Columbia County Georgia Sales Tax GO Bonds Series 2009 (AA+/Aa1)
1,265,000	4.000	04/01/12	1,288,542
DeKalb County School District GO Bonds Series 2007 (ST AID WITHHLDG) (AA+/Aa1)
10,000,000	5.000	02/01/13	10,603,200
East Point Building Authority RB for Water and Sewer Project Series 2006 A (XLCA) (NR/WR)
1,025,000	5.000	02/01/12	1,032,421
750,000	5.000	02/01/13	767,895
East Point Building Authority RB Refunding for Water and Sewer Project Series 2007 (XLCA) (NR/WR)
600,000	4.000	02/01/12	602,436
Fulton County Facilities Corp. COPS for Public Purposes Project Series 2009 (AA-/Aa3)
1,100,000	3.000	11/01/11	1,101,782
Georgia State GO Bonds Refunding Series 2005 B (AAA/Aaa)
3,425,000	5.000	07/01/12	3,545,526
Georgia State GO Bonds Refunding Series 2009 E (AAA/Aaa)
2,220,000	4.000	07/01/13	2,361,547
Georgia State GO Bonds Refunding Series 2011 E-2 (AAA/Aaa)
9,325,000	4.000	09/01/16	10,646,446
11,495,000	4.000	09/01/17	13,274,886
Marietta Georgia GO Bonds Refunding Series 2009 A (AA+/Aa2)
1,000,000	2.500	02/01/13	1,027,260
1,000,000	5.000	02/01/14	1,096,670
Municipal Electric Authority RB for Combustion Turbine Project Series 2002 A (NATL-RE) (A/A1)
8,260,000	5.250	11/01/13	8,668,044
Municipal Electric Authority RB Subseries 2010 B (A/A2)
1,200,000	3.000	01/01/12	1,206,336
2,355,000	3.000	01/01/13	2,415,194
1,685,000	3.000	01/01/14	1,762,864
Polk School District GO Bonds for Capital Appreciation Series 2008 (ST AID WITHHLDG) (AA+/Aa1)(b)
1,355,000	0.000	04/01/12	1,347,561
Public Gas Partners, Inc. RB Series 2009 A (A+/A2)
6,130,000	5.000	10/01/15	6,609,182

			83,385,867

Guam – 0.6%
Guam Education Financing Foundation COPS for Public School Facilities Project Series 2006 A (A-/NR)
1,030,000	5.000	10/01/12	1,052,052
Guam Government Limited Obligation RB for Section 30 Series 2009 A (BBB-/NR)
1,000,000	5.000	12/01/13	1,050,610

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Guam – (continued)

Guam Power Authority RB Subseries 2010 A (BBB-/Ba2)
$2,000,000	6.000%	10/01/11	$2,000,000
11,680,000	6.500	10/01/12	11,736,298

			15,838,960

Hawaii – 0.5%
Hawaii State GO Bonds Refunding Series 2003 DT (AA/Aa2)
4,000,000	4.000	11/01/14	4,406,920
Hawaii State GO Bonds Series 2003 DA (NATL-RE) (AA/Aa2)(a)
3,745,000	5.250	09/01/13	4,094,708
Honolulu City and County GO Bonds Series 2004 B (NATL-RE) (AA+/Aa1)
3,600,000	5.000	07/01/15	4,015,008

			12,516,636

Illinois – 8.7%
Berwyn Illinois GO Bonds Refunding Series 2004 (AMBAC) (NR/WR)
200,000	5.000	12/01/12	207,422
Chicago Illinois Board of Education GO Bonds Refunding Capital Appreciation for School Reform Series 1999 A (NATL-RE FGIC) (AA-/Aa3)(b)
2,500,000	0.000	12/01/15	2,251,075
Chicago Illinois GO Bonds for City Colleges of Chicago Capital Improvement Project Series 1999 (NATL-RE FGIC) (A+/Aa3)(b)
2,000,000	0.000	01/01/14	1,898,080
Chicago Illinois GO Bonds for Lakefront Millennium Parking Facility Series 1999 (NATL-RE) (A+/WR)(a)
5,000,000	5.750	01/01/12	5,166,300
Chicago Illinois GO Bonds Refunding Series 2005 A (AGM) (AA+/Aa3)
5,000,000	5.000	01/01/15	5,492,800
Chicago Illinois Midway Airport Second Lien RB Series 2010 B (A-/A3)(c)
3,750,000	5.000	01/01/15	4,088,662
Chicago Illinois O’Hare International Airport RB Series 2008 A (AGM) (AA+/Aa3)
6,275,000	5.000	01/01/15	6,862,340
Chicago Illinois Public Building Commission RB Refunding Series 2006 (AMBAC) (A/A1)
1,000,000	5.000	03/01/15	1,089,650
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA) (NR/NR)
300,000	5.000	11/15/11	300,861
2,715,000	6.250	11/15/13	2,724,367
Illinois Educational Facilities Authority RB for University of Chicago RMKT 7/01/09 Series 1998 (AA/Aa1)(c)
2,500,000	3.375	02/03/14	2,635,350
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-2 (AA/Aa1)(c)
2,000,000	1.875	02/12/15	2,054,880
Illinois Finance Authority Gas Supply RB Refunding for The Peoples Gas Light and Coke Co. Project Series 2010 (A-/A1)(c)
2,250,000	2.125	07/01/14	2,261,025
Illinois Finance Authority RB for Art Institute of Chicago Series 2010 B (A+/A1)
5,250,000	4.000	07/01/15	5,491,028
Illinois Finance Authority RB for Northwestern University Series 2008 (AAA/VMIG1)(c)
10,500,000	1.200	03/01/13	10,602,480
Illinois Finance Authority RB Refunding for Advocate Health Care Network Series 2010 D (AA/Aa2)
1,000,000	3.000	04/01/12	1,012,140
5,110,000	3.000	04/01/13	5,251,445
Illinois Finance Authority RB Refunding for Resurrection Health Care Corp. Series 2009 (BBB+/Baa1)
1,750,000	5.000	05/15/13	1,815,240
5,000,000	5.000	05/15/14	5,240,200
4,400,000	5.250	05/15/15	4,643,628
Illinois Health Facilities Authority RB for Advocate HealthCare Network Series 2003 A (A-1+/VMIG1)(c)
1,745,000	4.375	07/01/14	1,882,035
Illinois State Build Illinois Sales Tax RB Junior Obligation Series 2010 (AAA/NR)
5,050,000	5.000	06/15/14	5,560,050
Illinois State GO Bonds Refunding Series 2009 A (A+/A1)
16,000,000	4.000	09/01/20	16,299,520
Illinois State GO Bonds Refunding Series 2010 (A+/A1)
11,800,000	5.000	01/01/18	13,211,516
15,890,000	5.000	01/01/20	17,403,681
Illinois State GO Bonds Refunding Series 2010 (AGM) (AA+/Aa3)
6,725,000	5.000	01/01/15	7,457,218
Illinois State GO Bonds Series 2002 (AGM) (AA+/Aa3)
12,400,000	5.125	04/01/18	12,553,512
Illinois State GO Bonds Series 2002 (NATL-RE) (A+/A1)
2,710,000	5.500	08/01/15	3,095,958
Illinois State GO Bonds Series 2003 (NATL-RE) (A+/A1)
3,200,000	5.000	06/01/14	3,391,616
5,000,000	5.000	06/01/16	5,251,300
Illinois State GO Bonds Series 2003 A (A+/A1)
11,760,000	5.000	10/01/16	12,458,779
Illinois State GO Bonds Series 2007 B (A+/A1)
4,000,000	4.250	01/01/14	4,264,080
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 1994 (NATL-RE) (AAA/A2)(b)
3,000,000	0.000	06/15/15	2,709,090
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A/NR)
5,000,000	4.000	06/01/13	5,215,300
4,750,000	5.000	06/01/15	5,288,888
4,000,000	5.000	06/01/16	4,506,120
Regional Transportation Authority Illinois Refunding Series 2011 A (AGM) (GO OF AUTH) (AA+/Aa3)
5,000,000	4.000	06/01/13	5,269,400
13,420,000	5.000	06/01/16	15,284,172
13,545,000	5.000	06/01/17	15,605,601

			227,796,809

Indiana – 1.3%
Anderson School Building Corp. RB for First Mortgage Series 2003 (AMBAC) (AA+/WR)(a)
1,750,000	5.000	07/15/13	1,894,743

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)

Delaware County Indiana Hospital Authority RB Refunding for Ball Memorial Hospital, Inc. Obligated Group Series 2009 A (NR/Baa3)
$2,545,000	5.000%	08/01/13	$2,649,701
1,085,000	5.500	08/01/17	1,181,055
4,535,000	5.625	08/01/18	4,939,840
Duneland School Building Corp. RB Refunding for First Mortgage Series 2009 (ST AID WITHHLDG) (AA+/NR)
1,070,000	4.000	02/01/13	1,116,673
Indiana Bond Bank RB for State Revenue Funding Program Series 2004 B (AAA/NR)
4,000,000	5.000	02/01/13	4,244,040
Indiana Health Facility Financing Authority RB for Ascension Health RB Series 2005 A-3 (A-1+/Aa2)(c)
1,500,000	1.700	09/01/14	1,530,855
Indiana Health Facility Financing Authority RB for Ascension Health RMKT 05/01/09 Series 2009 A (A-1+/NR)(c)
1,500,000	5.000	08/01/13	1,618,560
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA-/NR)(e)(f)
850,000	29.420	10/06/11	1,645,124
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Series 2011 (AA+/VMIG1)(c)
2,950,000	1.500	08/01/14	2,977,759
Indiana University RB for Student Fees Series 2008 S (AA+/Aaa)
1,200,000	5.000	08/01/12	1,246,176
Indianapolis Thermal Energy System First Lien RB Refunding Series 2010 B (AGM) (AA+/Aa3)
3,905,000	5.000	10/01/15	4,403,161
Jasper County PCRB Refunding for Northern Indiana Public Service Co. Project RMKT 08/25/08 Series 1994 B (NATL-RE) (NR/Baa1)
2,500,000	5.200	06/01/13	2,635,875
Rockport Indiana PCRB Refunding for Michigan Power Co. Project Series 2009 B (BBB/Baa2)(c)
2,500,000	6.250	06/02/14	2,766,100

			34,849,662

Iowa – 0.1%
State University of Iowa Athletic Facilities RB Series 2010 S.U.I (AA-/Aa2)
450,000	2.500	07/01/15	472,842
State University of Iowa RB Refunding for University’s Utility System Series 2009 S.U.I (NR/Aa1)
1,000,000	3.000	11/01/12	1,028,230
1,185,000	3.000	11/01/13	1,239,463

			2,740,535

Kansas – 0.6%
Kansas Development Finance Authority Hospital RB for Adventist Health System Series 2009 (AA-/Aa3)
1,000,000	4.000	11/15/12	1,037,930
2,390,000	4.000	11/15/13	2,538,347
Kansas Development Finance Authority Hospital RB for Adventist Health System/Sunbelt Obligated Group Series 2009 D (AA-/Aa3)
475,000	3.000	11/15/11	476,292
355,000	3.500	11/15/12	366,502
200,000	5.000	11/15/13	216,580
225,000	5.000	11/15/14	249,716
Kansas Development Finance Authority RB for Public Water Supply Revolving Loan Fund Series 2004 (AAA/Aaa)
4,455,000	5.000	04/01/13	4,763,732
Kansas Development Finance Authority RB for University of Kansas Housing System Project Series 2010 A (AA/Aa1)
1,000,000	3.000	11/01/14	1,062,860
Overland Park City Kansas GO Bonds for Internal Improvement Series 2006 A (AAA/Aaa)
2,065,000	4.250	09/01/13	2,218,223
Wyandotte County/Kansas City Unified Government RB for Utility System Improvement Series 2011 A (A+/NR)
2,340,000	3.500	09/01/16	2,527,083

			15,457,265

Kentucky – 0.5%
Kentucky Economic Development Finance Authority RB Residuals Series 2009-3125 (AA/NR)(e)(f)
940,000	17.960	10/06/11	1,341,483
Kentucky State Property and Buildings Refunding Series 2011 A (A+/Aa3)
1,325,000	5.000	08/01/16	1,533,913
5,000,000	4.000	08/01/17	5,564,350
Louisville/Jefferson County Metro Government GO Bonds Refunding Series 2010 D (AA+/Aa1)
2,875,000	3.000	10/01/14	3,052,646
Western Kentucky University RB for General Recipients Series 2009 (ASSURED GTY) (AA+/Aa3)
1,080,000	3.000	09/01/13	1,114,020

			12,606,412

Louisiana – 2.0%
Baton Rouge Louisiana Public Improvement Sales Tax RB Refunding Series 2010 B (AA+/Aa2)
450,000	3.000	08/01/14	472,536
500,000	3.000	08/01/15	531,010
DeSoto Parish Louisiana PCRB Refunding for International Paper Co. Projects Series 2002 A (BBB/Baa3)
1,240,000	5.000	10/01/12	1,281,689
East Baton Rouge Parish Louisiana RB Refunding for Public Improvement Series 2004 ST (AMBAC) (AA/A1)(a)
4,405,000	5.000	02/01/14	4,904,527
Greater New Orleans Expressway Commission RB Refunding Series 2009 (ASSURED GTY) (AA+/Aa3)
225,000	2.750	11/01/12	228,654
100,000	2.750	11/01/13	102,872
205,000	2.750	11/01/14	211,539
Louisiana Citizens Property Insurance Corp. RB Series 2006 B (AMBAC) (A-/Baa1)
2,700,000	5.000	06/01/16	2,890,458

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)

Louisiana Local Government Environmental Facilities & Community Development Authority RB for BRCC Facilities Corp. Project Series 2011 (AGM) (AA+/Aa3)(g)
$1,250,000	3.000%	12/01/16	$1,317,200
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Jefferson Parish Series 2009 A (AA-/Aa2)
400,000	3.000	04/01/12	404,168
370,000	3.000	04/01/13	379,302
Louisiana Public Facilities Authority RB for Archdiocese of New Orleans Project Series 2007 (CIFG) (NR/Baa2)
350,000	5.000	07/01/12	356,846
Louisiana Public Facilities Authority RB for Cleco Power LLC Project Series 2008 (BBB/Baa2)(c)
600,000	7.000	12/01/11	604,992
Louisiana Public Facilities Authority RB for Hurricane Recovery Program Series 2007 (AGC-ICC) (AA+/Aa3)
8,250,000	5.000	06/01/20	8,844,577
Louisiana Public Facilities Authority RB for Hurricane Recovery Program Series 2007 (AMBAC) (AA-/Aa3)
2,030,000	4.000	06/01/12	2,069,402
Louisiana State Gasoline and Fuels Tax RB Second Lien RMKT 06/01/10 Series 2010 A-1 (NR/Aa2)(c)
5,000,000	0.910	06/01/13	5,008,700
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project RMKT 10/01/10 Series 2007 B-1A (A/NR)(c)
3,000,000	1.600	10/01/12	3,011,760
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2010 B-1 (A/NR)(c)
4,750,000	1.875	10/01/13	4,755,985
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2010 B-2 (A/NR)(c)
4,845,000	2.100	10/01/14	4,838,023
Morehouse Parish Louisiana PCRB Refunding for International Paper Co. Project Series 2001 A (BBB/Baa3)
3,520,000	5.250	11/15/13	3,762,070
New Orleans Audubon Commission for Aquarium Tax Bonds Series 2011 (A/NR)
500,000	5.000	10/01/16	557,790
2,825,000	5.000	10/01/17	3,172,108
New Orleans Regional Transit Authority Sales Tax RB Series 2010 (AGM) (AA+/Aa3)
500,000	4.000	12/01/15	546,995
610,000	4.000	12/01/16	670,726
Terrebonne Parish Louisiana Hospital Service District No. 1 RB Refunding for Terrebonne General Medical Center Project Series 2010 (A/A2)
225,000	3.000	04/01/12	226,703
500,000	4.000	04/01/13	515,415
420,000	4.000	04/01/16	441,303
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 B (A/A1)
145,000	5.500	05/15/30	143,824

			52,251,174

Maine – 0.1%
Finance Authority of Maine Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 11/10/04 Series 2004 (A-2/NR)(c)
3,125,000	3.800	11/01/15	3,343,906

Maryland – 1.4%
Anne Arundel County Maryland GO Bonds for Consolidated General Improvements Series 2002 (AAA/WR)(a)
3,270,000	5.250	03/01/12	3,337,722
Anne Arundel County Maryland GO Bonds for Consolidated General Improvements Series 2009 (AAA/Aa1)
2,345,000	4.000	04/01/13	2,474,163
Baltimore County Maryland GO Bonds 71st issue for Metropolitan District Public Improvement Series 2008 (AAA/Aaa)
1,420,000	5.000	02/01/14	1,567,339
Baltimore County Maryland GO Bonds Refunding for Pension Funds Series 2009 (AAA/Aaa)
3,575,000	5.000	08/01/13	3,878,732
Maryland State GO Bonds for State and Local Facilities Loan Second Series 2008 (AAA/Aaa)
5,000,000	5.000	07/15/12	5,185,200
Maryland State GO Bonds Refunding Series 2004 (AAA/Aaa)
5,225,000	5.000	02/01/12	5,306,405
5,000,000	5.000	02/01/13	5,310,550
Maryland State Transportation Authority Grant and Revenue Anticipation Bonds Series 2008 (AAA/Aa1)
4,500,000	5.250	03/01/15	5,184,540
Montgomery County Maryland GO Bonds Refunding for Consolidated Public Improvement Series 2009 A (AAA/Aaa)
5,000,000	5.000	11/01/13	5,471,950

			37,716,601

Massachusetts – 1.4%
Massachusetts State Department of Transportation Senior RB for Metropolitan Highway System Series 2010 B (A/A3)
4,000,000	5.000	01/01/15	4,440,920
Massachusetts State Development Finance Agency RB for Boston University Series 2009 V-2 (A/A2)
4,000,000	2.875	10/01/14	4,141,120
Massachusetts State Development Finance Agency Resource Recovery RB for SEMASS System Series 2001 A (NATL-RE) (BBB/Baa1)
2,175,000	5.625	01/01/12	2,188,572
260,000	5.625	01/01/14	264,027
Massachusetts State GO Bonds Consolidated Loan Series 2004 A (AA+/Aa1)(a)
5,000,000	5.000	08/01/14	5,616,200
Massachusetts State GO Bonds Consolidated Loan Series 2004 D (AGM) (AA+/Aa1)(a)
3,475,000	5.000	12/01/14	3,948,712
Massachusetts State GO Bonds Refunding Series 2010 A (AA+/Aa1)(d)
2,500,000	0.690	02/01/14	2,500,000
Massachusetts State GO Bonds Series 2001 C (AA+/Aa1)
6,250,000	5.500	12/01/12	6,302,063
Massachusetts State GO Bonds Series 2005 C (AA+/Aa1)
3,250,000	5.000	09/01/12	3,388,027

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Massachusetts – (continued)

Massachusetts State Health & Educational Facilities Authority RB for Amherst College Series 2009 K-2 (A-1+/VMIG1)(c)
$3,750,000	2.750%	01/05/12	$3,773,513
Massachusetts State Health & Educational Facilities Authority RB for Emerson Hospital Series 2005 E (Radian) (NR/NR)
465,000	5.000	08/15/12	468,520
Massachusetts State Health & Educational Facilities Authority RB for Harvard Pilgrim Health Care Series 1998 A (AGM) (AA+/Aa3)
690,000	5.250	07/01/12	691,704

			37,723,378

Michigan – 2.4%
Kent Hospital Finance Authority RB Refunding for Spectrum Health System Series 2008 A (AA/Aa3)(c)
6,850,000	4.250	01/15/14	7,329,158
Michigan Finance Authority State Aid Revenue Notes for Detroit School District Series 2011 A-1 (SP-1/NR)
5,000,000	6.450	02/20/12	5,080,250
Michigan State Building Authority RB Refunding for Facilities Program Series 2003 I (AGM) (AA+/Aa3)
7,580,000	5.250	10/15/14	8,295,779
Michigan State GO Bonds Refunding for Environmental Program Series 2005 B (NATL-RE) (AA-/Aa2)
10,025,000	5.000	11/01/19	10,892,163
Michigan State Hospital Finance Authority RB for Ascension Health Credit Group RMKT 08/16/10 Series 1999 B-3 (AA+/NR)(c)
3,875,000	2.000	08/01/14	3,949,904
Michigan State Hospital Finance Authority RB Refunding for Henry Ford Health System Series 2009 (A/A1)
1,000,000	3.500	11/15/11	1,002,550
1,000,000	3.000	11/15/12	1,016,120
Michigan State Strategic Fund Limited Obligation RB Refunding for The Detroit Edison Co. Exempt Facilities Project RMKT 06/01/09 Series 2008 ET-1 (A/NR)(c)
2,500,000	5.250	08/01/14	2,782,300
Monroe County Hospital Finance Authority Hospital RB Refunding for Mercy Memorial Hospital Corporate Obligations Series 2006 A (BBB-/Baa3)
980,000	5.000	06/01/12	989,398
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/A1)
2,000,000	6.250	09/01/14	2,218,380
Wayne County Airport Authority Airport RB Refunding for Detroit Metropolitan Wayne County Airport Series 2010 C (A/A2)
5,000,000	5.000	12/01/14	5,429,200
10,000,000	5.000	12/01/15	10,939,200
Wyandotte Electric RB Refunding Series 2009 A (ASSURED GTY) (AA+/Aa3)
3,235,000	4.000	10/01/12	3,317,945

			63,242,347

Minnesota – 1.4%
Minneapolis Minnesota Special School District Refunding Series 2011 A (SD CRED PROG) (AA+/Aa2)
3,525,000	2.000	02/01/13	3,597,404
3,520,000	2.000	02/01/14	3,616,976
Minnesota State COPS for Technology System Lease Purchase Agreement Series 2009 (AA/NR)
8,575,000	4.000	06/01/14	9,226,271
Minnesota State GO Bonds Series 2008 C (AA+/Aa1)
3,850,000	5.000	08/01/12	4,000,112
Minnesota State Higher Education Facilities Authority RB for University of St. Thomas Series 2009 Seven-A (GO OF UNIV) (NR/A2)
1,000,000	2.500	10/01/13	1,023,290
950,000	3.000	10/01/14	995,476
Minnesota State Various Purpose GO Bonds Series 2009 D (AA+/Aa1)
9,445,000	5.000	08/01/13	10,245,653
Osseo Independent School District No. 279 GO Bonds Refunding for School Building Series 2009 C (SD CRED PROG) (AA+/Aa2)
3,820,000	3.000	02/01/13	3,953,929

			36,659,111

Mississippi – 0.4%
DeSoto County Mississippi GO Bonds Refunding Series 2009 (AA/Aa2)
250,000	3.000	11/01/12	255,968
700,000	3.000	11/01/13	731,878
Greenville Public School District RB Refunding Series 2009 (AA-/NR)
580,000	4.000	08/01/12	594,935
605,000	4.000	08/01/13	635,770
Mississippi State GO Bonds for Capital Improvement Series 2002 (AGM-CR) (AA+/Aa2)(a)
5,000,000	5.000	11/01/12	5,240,850
Ocean Springs School District GO Bonds Series 2009 (AA-/NR)
1,135,000	4.000	05/01/13	1,194,928
University Education Building Corp. RB Refunding Series 2009 B (AA/Aa2)
1,790,000	3.000	10/01/13	1,850,627

			10,504,956

Missouri – 0.3%
Columbia School District GO Bonds Refunding Series 2005 B (NR/Aa1)
1,000,000	5.000	03/01/12	1,019,450
Missouri State Highways & Transit Commission First Lien RB Series 2006 A (AAA/Aaa)
4,000,000	5.000	05/01/12	4,109,280
St. Louis Missouri Airport Revenue Refunding for Lambert-St. Louis International Airport Series 2011 (A-/Baa1)
2,000,000	5.000	07/01/14	2,176,960
1,000,000	5.000	07/01/15	1,103,350

			8,409,040

Nebraska – 0.1%
Omaha Nebraska GO Bonds Refunding Series 2008 (AAA/Aaa)
3,840,000	4.000	06/01/12	3,927,206

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Nevada – 0.5%
Clark County McCarran International Airport RB Refunding for Passenger Facility Charge Series 2010 F-1 (A+/Aa3)
$3,000,000	5.000%	07/01/16	$3,399,090
Clark County School District Limited Tax GO Bonds Refunding Series 2003 D (NATL-RE) (AA/Aa2)(a)
3,450,000	5.000	12/15/13	3,797,967
Las Vegas Valley Water District GO Bonds Refunding Series 2008 B (ETM) (AA+/Aa2)(a)
5,000,000	5.000	06/01/13	5,385,200
North Las Vegas Nevada Local Improvement Special Assessment Refunding for Sub-Special Improvement District No. 60-B Series 2006 (NR/NR)
550,000	4.600	12/01/11	550,578
600,000	4.700	12/01/12	604,260
535,000	4.800	12/01/14	537,921

			14,275,016

New Hampshire – 0.7%
Manchester New Hampshire General Airport RB Refunding Series 2009 B (BBB+/A3)
4,855,000	5.000	01/01/12	4,894,180
5,105,000	5.000	01/01/13	5,286,227
5,240,000	5.000	01/01/14	5,585,945
New Hampshire Health & Education Facilities Authority RB for Dartmouth-Hitchcock Obligated Group Series 2009 (A+/NR)
2,900,000	3.250	08/01/13	2,990,306
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB/Baa3)
395,000	5.250	06/01/12	398,603

			19,155,261

New Jersey – 4.9%
Atlantic County Utilities Authority Sewer RB Refunding Series 2009 (ASSURED GTY) (AA-/NR)
1,000,000	5.000	01/15/12	1,012,470
4,000,000	5.000	01/15/13	4,221,000
Franklin Township School District GO Bonds Refunding Series 2009 (SCH BD RES FD) (AA/NR)
1,315,000	4.000	08/15/12	1,354,371
Monmouth County GO Bonds Refunding Series 2010 C (AAA/Aaa)
5,425,000	4.000	03/01/16	6,107,194
Morris County GO Bonds Refunding Series 2009 (AAA/Aaa)
3,500,000	3.000	03/15/12	3,543,050
New Jersey COPS for Equipment Lease Purchase Agreement Series 2009 A (A+/A1)
2,000,000	5.000	06/15/13	2,129,860
New Jersey Economic Development Authority RB for School Facilities Construction RMKT 04/30/08 Series 2008 (AGM) (AA+/Aa3)(c)
2,000,000	5.000	09/01/14	2,183,320
New Jersey Economic Development Authority RB for School Facilities Construction Series 2003 F (ETM) (A+/A1)(a)
6,000,000	5.000	06/15/12	6,198,000
New Jersey Economic Development Authority RB for School Facilities Construction Series 2003 F (NATL-RE FGIC) (A+/A1)
2,695,000	5.250	06/15/14	2,877,020
New Jersey Economic Development Authority RB for School Facilities Construction Series 2005 K (A+/A1)
3,905,000	5.000	03/01/17	4,247,039
New Jersey Economic Development Authority RB for School Facilities Construction Series 2005 K (NATL-RE FGIC) (A+/A1)
3,685,000	5.250	12/15/14	4,143,856
New Jersey Economic Development Authority RB for School Facilities Construction Series 2007 (AGM) (AA+/Aa3)(c)
5,000,000	5.000	09/01/15	5,552,800
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2008 W (ETM) (A+/A1)(a)
1,300,000	5.000	03/01/13	1,385,631
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2010 DD-1 (A+/A1)
7,500,000	5.000	12/15/16	8,564,850
New Jersey Health Care Facilities Financing Authority RB Refunding for Hackensack University Medical Center Issue Series 2010 B (A-/A3)
1,900,000	4.000	01/01/13	1,946,227
4,680,000	3.500	01/01/16	4,794,847
New Jersey State GO Bonds Refunding Series 2010 Q (AA-/Aa3)
10,000,000	5.000	08/15/15	11,490,700
5,000,000	5.000	08/15/16	5,837,850
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2001 C (AGM) (AA+/Aa3)
5,285,000	5.750	12/15/12	5,611,032
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2004 B (NATL-RE) (A+/A1)
6,800,000	5.500	12/15/16	7,931,928
Newark Housing Authority RB for South Ward Police Facility Series 2009 (ASSURED GTY) (GO OF CITY) (NR/Aa3)
1,155,000	3.500	12/01/11	1,158,766
1,000,000	3.500	12/01/12	1,024,090
1,235,000	3.500	12/01/13	1,285,042
Somerset County New Jersey GO Bonds Series 2009 A (AAA/Aaa)
3,320,000	2.000	08/01/13	3,418,172
Sussex County New Jersey GO Bonds for General Improvement Series 2010 (NR/Aa2)
2,665,000	2.000	08/15/14	2,753,745
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2002 (AA+/Aaa)(a)
5,940,000	5.750	06/01/12	6,154,256
5,000,000	6.000	06/01/12	5,188,500
Tobacco Settlement Financing Corp. RB Series 2003 (AA+/Aaa)(a)
1,750,000	6.750	06/01/13	1,935,325
Tobacco Settlement Financing Corp. RB Series 2007 1-A (BBB/B1)
9,770,000	4.500	06/01/23	8,704,093
Union County New Jersey GO Bonds Refunding for General Improvement Series 2009 (AAA/Aaa)
4,195,000	4.000	03/01/14	4,531,984

			127,287,018

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

New Mexico – 1.3%
Albuquerque New Mexico GO Bonds Series 2009 A (AAA/Aa1)
$4,000,000	3.000%	07/01/13	$4,177,880
Farmington New Mexico PCRB Refunding for Southern California Edison Co. Four Corners Project RMKT 04/01/10 Series 2010 B (NR/A1)(c)
10,000,000	2.875	04/01/15	10,327,600
New Mexico Finance Authority State Transportation RB Refunding Senior Lien Series 2009 A (AA+/Aa1)
6,000,000	2.000	06/15/12	6,070,680
New Mexico State Severance Tax RB Series 2009 A (AA/Aa1)
10,000,000	4.000	07/01/12	10,269,800
New Mexico State Severance Tax RB Series 2010 A (AA/Aa1)
2,000,000	5.000	07/01/17	2,395,660

			33,241,620

New York – 11.4%
Albany County Airport Authority RB Refunding Series 2010 A (AGM) (AA+/Aa3)
1,625,000	5.000	12/15/15	1,809,763
Albany County GO Serial Bonds Series 2010 (AA/Aa3)
1,920,000	2.000	06/01/14	1,971,706
1,640,000	3.000	06/01/15	1,752,553
1,385,000	3.000	06/01/16	1,480,648
Marlboro Central School District GO Serial Bonds Series 2010 (AGM ST AID WITHHLDG) (AA+/NR)
890,000	3.000	10/15/12	912,784
870,000	3.000	10/15/13	906,810
950,000	4.000	10/15/14	1,032,707
990,000	4.000	10/15/15	1,094,554
Metropolitan Transportation Authority RB Series 2008 (A/A2)(c)
1,825,000	5.000	11/15/12	1,912,728
Metropolitan Transportation Authority RB Series 2008 B (A/A2)(c)
9,435,000	5.000	11/15/11	9,483,213
Monroe County Industrial Development Agency Civic Facilities RB for Highland Hospital Project Series 2005 (BBB+/A2)
1,480,000	5.000	08/01/13	1,557,656
Monroe County Industrial Development Agency Civic Facilities RB Refunding for Highland Hospital of Rochester Series 2005 (BBB+/A2)
1,000,000	5.000	08/01/12	1,027,720
Nassau County Anticipation Notes for Town of Oyster Bay Series 2011 B (SP-1+/NR)
23,850,000	3.000	08/10/12	24,349,658
Nassau County New York GO Bonds Refunding Series 2009 E (A+/A1)
500,000	4.000	06/01/12	510,005
3,000,000	4.000	06/01/13	3,133,710
New York City GO Bonds Series 2009 C (AA/Aa2)
7,000,000	5.000	08/01/13	7,578,620
New York City GO Bonds Series 2009 E (AA/Aa2)
9,340,000	3.000	08/01/13	9,773,469
New York City GO Bonds Series 2009 H-1 (AA/Aa2)
2,500,000	4.000	03/01/13	2,626,375
New York City GO Bonds Series 2010 A (AA/Aa2)
1,200,000	3.000	08/01/16	1,285,728
New York City GO Bonds Series 2010 B (AA/Aa2)
6,770,000	5.000	08/01/15	7,771,960
New York City Industrial Development Agency RB Refunding for Polytechnic University Project Series 2007 (ACA) (BBB-/NR)
1,630,000	5.000	11/01/11	1,633,993
New York City Tax Exempt GO Bonds Subseries 2009 H-1 (ASSURED GTY) (AA+/Aa2)
5,000,000	5.000	03/01/15	5,680,550
New York City Transitional Finance Authority RB Future Tax Secured Subseries 2009 (AAA/Aa1)
1,075,000	5.000	11/01/12	1,129,288
New York City Transitional Finance Authority RB Future Tax Secured Subseries 2009 (ETM) (NR/NR)(a)
1,675,000	5.000	11/01/12	1,759,386
New York City Transitional Finance Authority RB Future Tax Secured Subseries 2009 B (AAA/Aa1)
15,645,000	3.000	11/01/12	16,101,990
New York City Transitional Finance Authority RB Future Tax Secured Subseries 2009 B (ETM) (NR/NR)(a)
1,605,000	3.000	11/01/12	1,651,529
New York City Trust Cultural Resources RB for Juilliard School Series 2009 B (AA/Aa2)(c)
1,500,000	2.750	07/01/12	1,526,985
New York State Dormitory Authority Lease RB for Municipal Health Facilities Improvement Program Series 2010-1 (CITY APPROP) (AA-/Aa3)
4,825,000	5.000	01/15/14	5,182,532
New York State Dormitory Authority North Shore-Long Island Jewish Obligated Group RB Series 2011 A (A-/A3)(g)
2,215,000	4.000	05/01/17	2,366,550
New York State Dormitory Authority Personal Income Tax RB Series 2010 E (AAA/NR)
21,935,000	3.000	02/15/14	23,177,837
7,095,000	5.000	02/15/15	8,088,868
New York State Dormitory Authority RB for State University Educational Facilities Series 1993 A (NATL-RE-IBC) (BBB/Aa3)
6,880,000	5.500	05/15/13	7,189,531
New York State Energy Research & Development Authority Pollution Control RB for New York State Electric & Gas Corporation Project Series 2011 B (BBB+/Baa2)
5,000,000	2.250	10/15/15	4,998,050
New York State Energy Research & Development Authority Pollution Control RB for New York State Electric & Gas Corporation Project Series 2011 C (BBB+/Baa2)
8,000,000	2.250	12/01/15	7,996,720
New York State GO Bonds Refunding Series 2009 C (AA/Aa2)
27,085,000	3.000	02/01/13	28,023,495
23,075,000	3.000	02/01/15	24,696,481
New York State Thruway Authority RB for General Highway and Bridge Trust Series 2011 A-1 (AA/NR)
6,440,000	5.000	04/01/17	7,560,302
New York State Thruway Authority RB for Local Highway and Bridge Service Contract Series 2009 (AA-/NR)
4,560,000	4.000	04/01/13	4,782,482
2,730,000	5.000	04/01/14	3,003,437
New York State Urban Development Corp. RB for State Personal Income Tax Series 2009 B-1 (AAA/NR)
1,060,000	5.000	03/15/13	1,129,674

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)

New York State Urban Development Corp. RB for State Personal Income Tax Series 2010 A (AAA/NR)
$8,000,000	5.000%	03/15/16	$9,315,600
New York State Urban Development Corp. RB for State Personal Income Tax Series 2010 B (AA-/NR)
21,775,000	5.000	01/01/14	23,892,183
Suffolk County New York Public Improvement Series 2011 A (AA/Aa2)
4,520,000	3.000	05/15/15	4,856,469
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2003 B-1C (AA-/Aa3)
12,500,000	5.500	06/01/19	13,498,750
Triborough Bridge & Tunnel Authority General Purpose RB Series 2008 (GO OF AUTH) (AA-/Aa2)
2,250,000	5.000	11/15/11	2,261,835
Triborough Bridge & Tunnel Authority RB Series 2001 A (FGIC-TCRS) (GO OF AUTH) (AA+/Aa2)(a)
5,000,000	5.000	01/01/12	5,057,400

			298,534,284

North Carolina – 1.8%
Centennial Authority RB Refunding Series 2009 (ASSURED GTY) (AA-/Aa2)
1,715,000	5.000	09/01/12	1,778,901
3,190,000	5.000	09/01/13	3,407,654
Charlotte North Carolina Douglas International Airport RB Series 2010 A (A+/A1)
1,220,000	2.250	07/01/14	1,248,755
Charlotte North Carolina GO Bonds Refunding Series 2009 B (AAA/Aaa)
6,010,000	5.000	06/01/13	6,477,157
Charlotte-Mecklenburg Hospital Authority RB Refunding for Carolinas HealthCare System Series 2009 A (AA-/Aa3)
740,000	4.000	01/15/13	767,528
Durham North Carolina Utility System Revenue Refunding Series 2011 (AAA/Aa1)
500,000	3.000	06/01/14	532,660
300,000	4.000	06/01/16	338,646
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2008 A (A-/Baa1)
1,000,000	5.000	01/01/14	1,088,560
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2010 A (A-/Baa1)
5,500,000	5.000	01/01/16	6,246,350
North Carolina Eastern Municipal Power Agency Power System RB Series 2009 A (A-/Baa1)
1,235,000	5.000	01/01/12	1,246,560
1,500,000	3.200	01/01/13	1,538,070
500,000	5.000	01/01/13	523,730
North Carolina Eastern Municipal Power Agency Power System RB Series 2009 B (A-/Baa1)
500,000	3.000	01/01/13	511,465
3,000,000	3.000	01/01/14	3,133,170
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1998 A (NATL-RE) (A/A2)
1,000,000	5.500	01/01/14	1,103,360
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2008 C (ETM) (A/A2)(a)
5,395,000	5.250	01/01/13	5,724,958
Wake County GO Bonds Refunding Series 2009 D (AAA/Aaa)
10,000,000	4.000	02/01/13	10,491,900
Winston-Salem North Carolina Water and Sewer System RB Refunding Series 2010 D (AAA/Aa1)
985,000	3.000	06/01/15	1,071,089

			47,230,513

Ohio – 2.2%
Bowling Green Ohio City Student Housing RB for CFP I LLC Bowling Green State University Project Series 2010 (BBB-/NR)
2,595,000	4.000	06/01/16	2,669,321
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (BB-/B3)
13,745,000	5.125	06/01/24	10,444,276
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (BB-/B3)
3,415,000	5.375	06/01/24	2,661,343
Cincinnati Ohio City School District GO Bonds for Classroom Facilities Construction and Improvement Series 2003 (AGM) (AA+/Aa2)(a)
5,000,000	5.000	12/01/13	5,495,400
Cleveland Ohio Airport System RB Series 2009 C (A-/Baa1)
5,000,000	4.000	01/01/13	5,132,200
Cleveland Ohio RB Sub Lien for Police & Fire Pension Series 2008 (AA/NR)
2,000,000	5.000	05/15/12	2,051,220
Ohio Housing Finance Agency Single Family Prerefunded Series 1985 (FGIC FHA/VA/PRIV MTGS) (AA+/WR)(a)(b)
1,500,000	0.000	01/15/14	1,334,055
Ohio State Air Quality Development Authority PCRB Refunding for FirstEnergy Generation Corp. Project Series 2009 D (BBB-/Baa2)(c)
10,000,000	4.750	08/01/12	10,282,700
Ohio State GO Bonds for Highway Capital Improvement Series 2010 N (AAA/Aa1)
7,620,000	3.000	05/01/14	8,082,077
Ohio State GO Bonds Refunding for Higher Education Series 2009 C (AA+/Aa1)
2,450,000	5.000	08/01/13	2,651,586
Ohio State Higher Education Facility Commission RB for University Hospitals Health System, Inc. Series 2009 C (A/A2)(c)
4,100,000	3.750	01/15/13	4,209,388
Ohio State RB for Mental Health Capital Facilities Series II – 2009 A (ST APPROP) (AA/Aa2)
1,320,000	4.000	12/01/13	1,396,943
Ohio State Water Development Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 (AMT) (A-2/NR)(c)
2,000,000	2.625	01/02/13	2,000,000

			58,410,509

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Oklahoma – 1.1%
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2010 (AA/NR)
$4,020,000	2.000%	03/01/13	$4,102,651
4,745,000	2.250	03/01/14	4,875,298
Oklahoma Development Finance Authority RB for Master Oklahoma State System Higher Education Series 2008 A (AA/Aa3)
1,340,000	5.000	06/01/13	1,427,998
Oklahoma Development Finance Authority Solid Waste Disposal RB for Waste Management of Oklahoma, Inc. Project Series 2004 A (A-2/NR)(c)
3,000,000	2.250	06/02/14	2,987,670
Tulsa County Industrial Authority RB for Capital Improvement RMKT 08/17/09 Series 2003 A (AA-/NR)
10,965,000	4.000	05/15/16	12,119,834
Tulsa Oklahoma GO Bonds Refunding Series 2009 A (AA/Aa1)
1,015,000	3.000	03/01/13	1,052,534
Tulsa Oklahoma GO Bonds Refunding Series 2009 B (AA/Aa1)
1,985,000	3.000	03/01/13	2,058,405
Tulsa Oklahoma GO Bonds Series 2009 (AA/Aa1)
1,000,000	5.000	10/01/14	1,129,190

			29,753,580

Oregon – 0.7%
Clackamas County Hospital Facility Authority RB Legacy Health System Series 2009 C (A+/A2)(c)
2,000,000	5.000	07/15/14	2,163,540
Gilliam County Oregon Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 03/01/10 Series 2007 (A-2/NR)(c)
5,000,000	2.000	09/02/14	5,018,300
Klamath Falls Oregon Intercommunity Hospital Authority RB for Merle West Medical Center Project Series 2002 (NR/NR)(a)
550,000	5.800	09/01/12	582,874
520,000	5.900	09/01/12	551,548
Klamath Falls Oregon Intercommunity Hospital Authority RB Refunding for Merle West Medical Center Project Series 2002 (BBB-/NR)
550,000	5.600	09/01/12	562,364
Klamath Falls Oregon Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Project Series 2002 (BBB-/NR)
325,000	5.800	09/01/14	333,626
175,000	5.900	09/01/15	179,011
Lake Oswego Oregon GO Bonds Series 2009 A (AAA/Aa1)
1,575,000	3.000	12/01/13	1,659,656
North Clackamas School District No. 12 GO Bonds Refunding Series 2004 (AGM) (SCH BD GTY) (AA+/Aa1)
3,000,000	5.000	06/15/13	3,230,670
Oregon State Facilities Authority RB Refunding for Legacy Health System Series 2010 A (A+/A2)
500,000	5.000	03/15/13	527,050
500,000	5.000	03/15/14	540,465
Oregon State Facilities Authority RB Refunding for Legacy Health System Series 2011 A (A+/A2)
500,000	5.000	05/01/15	552,735
2,000,000	5.000	05/01/16	2,229,380

			18,131,219

Pennsylvania – 1.3%
Allegheny County Redevelopment Authority Tax Increment Refunding for Waterfront Project Series 2007 A (A/NR)
1,300,000	4.250	12/15/12	1,328,418
1,050,000	4.250	12/15/15	1,085,406
645,000	4.250	12/15/17	656,217
Carbon County Hospital Authority RB Refunding for Gnaden Huetten Memorial Hospital Series 2000 (AMBAC) (CNTY GTD) (NR/WR)
1,030,000	5.400	11/15/14	1,068,141
Chester County Health & Education Facilities Authority RB for Jefferson Health System Series 2010 A (AA/Aa3)
1,775,000	4.000	05/15/14	1,888,653
Pennsylvania Economic Development Financing Authority Exempt Facilities RB Refunding for Exelon Generation Co. LLC Project Series 2009 A (NR/A3)(c)
1,500,000	5.000	06/01/12	1,540,470
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2009 (A-2/NR)(c)
2,500,000	2.625	12/03/12	2,543,850
Pennsylvania State Commonwealth GO Bonds for City of Pittsburgh Series 2006 B (AGM) (AA+/Aa3)
6,455,000	5.000	09/01/14	7,031,367
Pennsylvania State Commonwealth GO Bonds Refunding Series 2002 (AA/Aa1)
1,850,000	5.500	02/01/13	1,975,560
Pennsylvania State Department of General Services COPS Refunding Series 2001 (AGM) (AA+/Aa3)
250,000	5.000	11/01/12	250,800
Pennsylvania State Higher Educational Facilities Authority RB for State System of Higher Education Series 2006 AE (NATL-RE) (GO OF UNIV) (AA/Aa2)
2,340,000	5.000	06/15/12	2,411,393
Philadelphia GO Bonds Series 2011 (AGM) (AA+/Aa3)
1,460,000	5.000	08/01/16	1,624,089
Philadelphia School District GO Bonds Refunding Series 2005 A (AMBAC) (ST AID WITHHLDG) (A+/Aa2)
1,000,000	5.000	08/01/13	1,070,720
Pittsburgh Water & Sewer Authority RB Refunding Subseries 2009 C-1D (ASSURED GTY) (AA+/NR)(c)
2,000,000	2.625	09/01/12	2,014,740
Red Lion Area School District GO Bonds RMKT 10/01/09 Series 2005 (AGM ST AID WITHHLDG) (AA+/NR)
1,000,000	4.000	05/01/13	1,046,680
Sharon City School District GO Bonds Series 2010 (ASSURED GTY) (ST AID WITHHLDG) (AA+/NR)
1,175,000	3.000	05/15/12	1,191,955
Southeastern Pennsylvania Transportation Authority RB Refunding Series 2010 (AA-/A1)
3,000,000	3.000	03/01/14	3,132,750

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)

University of Pittsburgh RB for University Capital Project RMKT 12/17/08 Series 2005 A (GO OF UNIV) (AA/Aa1)(c)
$2,000,000	5.500%	09/15/13	$2,163,980

			34,025,189

Puerto Rico – 4.2%
Government Development Bank for Puerto Rico RB Refunding RMKT 12/30/09 Series 1985 (NATL-RE) (COMWLTH GTD) (BBB/NR)
11,365,000	4.750	12/01/15	11,826,987
Government Development Bank for Puerto Rico Senior Notes RB Series 2006 B (BBB/Baa1)
2,645,000	5.000	12/01/15	2,857,658
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa2)
2,500,000	5.000	07/01/12	2,570,575
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (ASSURED GTY) (AA+/Aa3)
825,000	5.000	07/01/14	895,224
Puerto Rico Commonwealth Government Development Bank Senior Notes Series 2011 C (BBB/Baa1)(c)
50,000,000	1.000	07/30/12	49,943,500
Puerto Rico Electric Power Authority RB Refunding Series 1999 OO (AGC) (AA+/Aa3)
500,000	5.000	07/01/13	530,360
Puerto Rico Municipal Finance Agency GO Bonds Series 1999 A (AGM) (AA+/Aa3)
120,000	5.750	08/01/12	120,424
Puerto Rico Municipal Finance Agency GO Bonds Series 2002 A (AGM) (AA+/Aa3)
1,125,000	5.250	08/01/16	1,152,304
Puerto Rico Public Buildings Authority RB for Government Facilities Series 2002 C (COMWLTH GTD) (BBB-/Baa1)
2,250,000	5.500	07/01/16	2,459,182
Puerto Rico Public Buildings Authority RB for Government Facilities Series 2007 N (COMWLTH GTD) (BBB-/Baa1)
3,940,000	5.000	07/01/14	4,208,747
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2004 J (AMBAC) (COMWLTH GTD) (BBB/Baa1)(c)
4,965,000	5.000	07/01/12	5,092,104
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2004 J (COMWLTH GTD) (BBB/Baa1)(c)
1,050,000	5.000	07/01/12	1,076,880
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriations Series 2004 A (LOC – Government Development Bank for Puerto Rico) (FGIC) (BBB-/Baa2)(c)
22,010,000	5.250	02/01/12	22,273,680
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriations Series 2004 A (LOC – Government Development Bank for Puerto Rico) (NATL-RE) (BBB/Baa1)(c)
4,270,000	5.250	02/01/12	4,321,155

			109,328,780

Rhode Island – 0.0%
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2002 A (BBB/Baa1)
1,220,000	6.000	06/01/23	1,230,114

South Carolina – 1.1%
Beaufort-Jasper South Carolina Water & Sewer Authority Waterworks and Sewer System RB Series 2010 B (AA/Aa1)
1,255,000	4.000	03/01/13	1,319,344
2,400,000	5.000	03/01/14	2,642,088
Florence County South Carolina Hospital RB for McLeod Regional Medical Center Project Series 2010 A (AA-/NR)
1,125,000	3.000	11/01/12	1,149,413
1,905,000	4.000	11/01/16	2,065,839
Oconee County PCRB Refunding for Duke Power Co. Project Series 2009 (NR/WR)
6,000,000	3.600	02/01/17	6,388,500
Richland County South Carolina GO Bonds Series 2009 A (AA+/Aa1)
1,585,000	5.000	03/01/13	1,689,166
Richland County South Carolina School District No. 2 GO Bonds Refunding Series 2009 C (SCSDE) (AA/Aa1)
1,615,000	3.000	03/01/13	1,674,254
1,595,000	3.000	03/01/14	1,689,440
Rock Hill South Carolina RB Refunding for Combined Utility System Series 2009 C (ASSURED GTY) (AA+/Aa3)
1,430,000	4.000	01/01/12	1,441,612
South Carolina Jobs-Economic Development Authority Hospital RB Refunding and Improvement for Palmetto Health Series 2009 (BBB+/Baa1)
1,000,000	3.000	08/01/12	1,012,610
1,080,000	3.500	08/01/13	1,112,745
South Carolina Jobs-Economic Development Authority Hospital RB Refunding for AnMed Health Project Series 2010 (A+/NR)
1,000,000	3.000	02/01/12	1,007,350
South Carolina State Public Service Authority RB Refunding Series 2009 A (AA-/Aa3)
2,000,000	5.000	01/01/12	2,022,860
Tobacco Settlement Revenue Management Authority RB Series 2003 (A/Aa3)
985,000	5.000	06/01/18	986,044
Western Carolina Regional Sewer Authority RB Refunding for South Carolina Sewer System Series 2005 B (AGM) (AA+/Aa2)
2,200,000	5.000	03/01/15	2,492,314

			28,693,579

South Dakota – 0.1%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2009 (AA-/A1)
1,250,000	4.250	11/01/14	1,348,512

Tennessee – 1.9%
Johnson City Health & Educational Facilities Board Hospital RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
890,000	5.000	07/01/15	954,427
Knox County GO Bonds Refunding Series 2003 (AA+/Aa1)
4,500,000	5.000	04/01/13	4,602,330

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Tennessee – (continued)

Lewisburg Industrial Development Board Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 07/28/06 Series 2006 (A-2/NR)
$2,500,000	2.500%	07/01/12	$2,530,125
Maury County Tennessee GO Bonds Series 2006 (XLCA) (NR/Aa2)
2,180,000	3.600	04/01/16	2,311,236
Memphis Tennessee Electric System RB Subseries 2003 A (NATL-RE) (AA+/Aa2)(a)
6,000,000	5.000	12/01/13	6,594,480
Memphis Tennessee GO Bonds Refunding for General Improvement Series 2005 (NATL-RE) (AA/Aa2)
4,430,000	5.000	10/01/11	4,430,000
Metropolitan Government Nashville & Davidson County GO Bonds for Metropolitan Government Nashville & Davidson County Improvement Series 2001 A (FGIC) (AA/Aa1)(a)
5,000,000	5.500	10/15/11	5,007,450
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB Refunding for Vanderbilt University Series 2008 A (GO OF UNIV) (AA/Aa2)
5,000,000	4.500	10/01/12	5,205,700
Metropolitan Nashville Airport Authority Airport Improvement RB Refunding Series 2010 A (A/A2)
3,285,000	4.000	07/01/13	3,450,334
Rutherford County GO Bonds Capital Outlay Notes Series 2009 (SP-1+/MIG1)
2,500,000	4.000	04/01/12	2,546,775
Sevier County Public Building Authority RB for Local Government Public Improvement Series VII-D-1 (MUN GOVT GTD) (AA/NR)
5,000,000	4.000	06/01/12	5,117,350
5,000,000	5.000	06/01/14	5,510,300
Sevierville Public Building Authority RB for Local Government Public Improvement Series 2009 (MUN GOVT GTD) (AA/NR)
1,500,000	4.000	06/01/14	1,609,845

			49,870,352

Texas – 9.1%
Bell County GO Bonds Limited Tax Notes Series 2008 (ETM) (NR/NR)(a)
275,000	4.000	02/15/12	278,729
Bell County GO Bonds Unrefunded Balance Limited Tax Notes Series 2008 (AA+/Aa2)
225,000	4.000	02/15/12	227,968
Collin & Denton County Texas GO Bonds Refunding Series 2011 (AA/Aa1)
3,335,000	5.000	02/15/16	3,884,208
Collin County Texas GO Bonds Refunding Limited Tax Series 2009 A (AAA/Aaa)
1,105,000	3.000	02/15/13	1,144,880
1,135,000	3.000	02/15/14	1,196,562
Collin County Texas GO Bonds Refunding Series 2009 A (AAA/Aaa)
1,385,000	5.000	02/15/13	1,472,172
550,000	3.000	02/15/14	579,832
Corpus Christi Texas Utility System RB Series 2005 (AGM) (AA+/Aa3)
1,000,000	5.000	07/15/12	1,036,080
Cypress-Fairbanks Independent School District GO Bonds Refunding for Capital Appreciation Series 1993 A (PSF-GTD) (AAA/Aaa)(b)
7,500,000	0.000	02/15/12	7,489,425
Dallas Texas Independent School District GO Bonds Refunding Series 2009 (A+/Aa2)
2,000,000	5.000	02/15/13	2,125,040
Dallas-Fort Worth International Airport Joint RB Refunding Series 2009 A (A+/A1)
2,500,000	4.000	11/01/13	2,661,400
2,000,000	4.000	11/01/14	2,173,460
Dallas-Fort Worth International Airport Joint RB Refunding Series 2011 D (A+/A1)
750,000	4.000	11/01/16	828,488
250,000	4.000	11/01/17	276,642
Denton Texas Independent School District GO Bonds for Capital Appreciation Series 2002 (PSF-GTD) (AA+/Aaa)(a)(b)
5,745,000	0.000	08/15/12	2,412,498
Fort Bend County Texas GO Bonds Unlimited Tax Road Refunding Series 2009 (AA+/Aa1)
500,000	3.000	03/01/12	505,260
800,000	4.000	03/01/13	840,552
500,000	4.000	03/01/14	539,790
Fort Worth Texas General Purpose GO Bonds Series 2009 (AA+/Aa1)
4,260,000	4.000	03/01/13	4,471,040
Gulf Coast Waste Disposal Authority Environmental Facilities RB for BP Products North America, Inc. Project RMKT 09/01/09 Series 2004 (A-1/NR)(c)
5,000,000	2.300	09/03/13	5,088,350
Harris County Texas Cultural Education Facilities Finance Corp. RB for Texas Children’s Hospitals Project Series 2009 (AA/Aa2)
1,680,000	3.500	10/01/13	1,765,226
Harris County Texas Cultural Education Facilities Finance Corp. RB Refunding for Methodist Hospital System Series 2009 B-2 (AA/NR)(c)
3,000,000	5.000	06/01/13	3,183,210
Harris County Texas Cultural Education Facilities Finance Corp. Thermal Utility RB for TECO Project Series 2009 A (AA/Aa3)
1,000,000	5.000	11/15/12	1,045,670
Harris County Texas GO Bonds Refunding for Permanent Improvement Series 2009 B (AAA/NR)
1,000,000	4.000	10/01/13	1,071,040
Harris County Texas Spring Independent School District Unlimited Tax Refunding Bonds Series 2011 (PSF-GTD) (AAA/Aaa)
3,040,000	3.000	08/15/16	3,303,629
2,250,000	4.000	08/15/17	2,576,677
Harris County Texas Tax and Sub Lien RB Refunding Series 2004 B (AGM) (AAA/Aaa)(c)
5,500,000	5.000	08/15/12	5,713,840

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)

Harrison County Texas Health Facilities Development Corp. Hospital RB for Good Shepherd Health System Series 2010 (BBB+/Baa2)
$480,000	3.000%	07/01/12	$480,686
500,000	4.000	07/01/13	507,200
855,000	4.000	07/01/14	867,603
930,000	4.000	07/01/15	939,942
2,005,000	4.500	07/01/16	2,061,741
Hockley County Texas GO Bonds Series 2009 (ASSURED GTY) (AA+/NR)
1,090,000	4.000	02/15/12	1,102,622
1,050,000	4.000	02/15/13	1,089,848
Houston Texas Water and Sewer System Junior Lien RB Forward Refunding Series 2002 B (AMBAC) (AA/WR)(a)
5,500,000	5.750	12/01/12	5,839,515
Houston Texas Water and Sewer System Junior Lien RB Refunding Series 1991 C (AMBAC) (AA+/Aa2)(b)
5,000,000	0.000	12/01/11	4,998,350
Houston Texas Water and Sewer System Junior Lien RB Refunding Series 2002 A (AGM) (AA+/Aa3)(a)
7,775,000	5.000	12/01/12	8,187,775
3,855,000	5.125	12/01/12	4,065,213
Klein Texas Independent School District GO Bonds Refunding Series 2003 A (PSF-GTD) (AAA/Aaa)
2,050,000	4.250	08/15/14	2,263,774
Leander Independent School District Unlimited Tax GO Bonds Refunding Series 2010 A (PSF-GTD) (AAA/NR)(b)
1,500,000	0.000	08/15/13	1,485,015
2,000,000	0.000	08/15/14	1,947,060
1,000,000	0.000	08/15/15	960,000
Longview Independent School District Unlimited Tax GO Bonds for School Building Series 2008 (PSF-GTD) (AAA/NR)(b)
1,000,000	0.000	02/15/13	993,230
Lower Colorado River Authority RB Refunding Series 2008 (A/A1)
2,445,000	5.500	05/15/14	2,743,363
Lower Colorado River Authority RB Refunding Series 2008 (ETM) (NR/A1)(a)
5,000	5.500	05/15/14	5,653
Lubbock GO Bonds Certificates for Texas Waterworks System Series 2008 (AGM) (AA+/Aa2)
1,500,000	5.000	02/15/12	1,525,980
Lubbock GO Bonds for Municipal Drainage Utilities Series 2003 D (NATL-RE) (AA+/Aa2)(a)
8,500,000	5.000	02/15/12	8,647,475
Lubbock Health Facilities Development Corp. RB for St. Joseph Health System Series 2008 B (AA-/A1)
3,300,000	5.000	07/01/17	3,727,086
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Company Project Series 2011 (BBB/Baa2)(c)
6,000,000	1.125	06/01/12	6,001,140
Midland Texas COPS GO Bonds Series 2007 (NATL-RE) (AA+/Aa1)
1,155,000	4.000	03/01/13	1,209,378
1,255,000	4.000	03/01/14	1,345,184
Mission Economic Development Corp. Solid Waste Disposal RB for Allied Waste North America, Inc. Project Series 2008 A (A-2/NR)(c)
6,000,000	1.050	01/03/12	6,000,000
Mission Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 12/1/09 Series 2006 (A-2/NR)(c)
4,000,000	3.750	06/01/15	4,245,480
North East Independent School District GO Bonds Unlimited Tax Refunding Series 2004 (PSF-GTD) (AAA/Aaa)
13,460,000	5.000	08/01/15	15,139,000
North Texas Municipal Water District RB Refunding for Water System Improvement Series 2009 (AAA/Aa2)
765,000	4.000	09/01/12	790,574
North Texas Tollway Authority System RB Refunding First Tier Series 2008 E-2 (A-/A2)(c)
4,000,000	5.250	01/01/12	4,044,800
North Texas Tollway Authority System RB Refunding First Tier Series 2008 E-3 (A-/A2)(c)
5,100,000	5.750	01/01/16	5,775,699
North Texas Tollway Authority System RB Refunding First Tier Series 2008 H (A-/A2)(c)
4,000,000	5.000	01/01/13	4,203,080
Northside Texas Independent School District Unlimited Tax Refunding Series 2011 A (PSF-GTD) (AAA/Aaa)(c)
7,000,000	1.350	06/01/14	7,069,510
Plano Texas Independent School District Unlimited Tax GO Bonds Refunding Series 2010 (PSF-GTD) (AAA/Aaa)
4,000,000	5.000	02/15/15	4,573,200
Point Isabel Independent School District Unlimited Tax GO Bonds Refunding for School Building Series 1996 (PSF-GTD) (NR/Aaa)(b)
1,000,000	0.000	02/01/13	993,420
Spring Branch Independent School District Unlimited Tax GO Bonds for Schoolhouse Series 2004 (PSF-GTD) (AAA/Aaa)
1,000,000	4.750	02/01/14	1,055,390
Tarrant County Limited Tax GO Bonds Series 2008 (AAA/Aaa)
3,110,000	5.000	07/15/13	3,364,895
Tarrant Regional Water District RB Refunding and Improvement Series 2002 (AGM) (AAA/Aa1)
6,125,000	5.375	03/01/15	6,542,664
Texas Municipal Gas Acquisition & Supply Corp. RB for Senior Lien Series 2008 D (A/Baa1)
11,575,000	5.625	12/15/17	12,232,923
Texas State Public Finance Authority GO Bonds Refunding Series 2002 (AA+/Aaa)(a)
5,000,000	5.375	10/01/12	5,253,450
Texas State Public Finance Authority GO Bonds Refunding Series 2008 A (AA+/Aaa)
3,750,000	5.000	10/01/11	3,750,000
Texas State Public Finance Authority Unemployment Compensation Obligation Assessment RB Series 2010 A (AAA/Aa1)
16,725,000	4.000	07/01/15	18,640,013
7,355,000	5.000	07/01/16	8,509,882

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)

Tyler Texas Independent School District Series 2011 (PSF-GTD) (AAA/NR)(c)(g)
$2,500,000	1.150%	08/14/14	$2,500,000
University of North Texas Financing System RB Series 2009 A (AA/Aa2)
1,195,000	5.000	04/15/13	1,278,256
Weatherford Texas Independent School District GO Bonds for School Building RMKT 08/03/09 Series 2002 A (PSF-GTD) (NR/Aaa)
2,000,000	5.000	02/01/12	2,030,780

			238,879,517

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority Senior Lien RB Matching Fund Loan Notes Series 2004 A (BBB/Baa2)
1,045,000	5.000	10/01/12	1,077,729
Virgin Islands Public Finance Authority Senior Lien RB Refunding Matching Fund Loan Notes Series 2009 B (BBB/Baa2)
2,500,000	5.000	10/01/13	2,643,000
Virgin Islands Water & Power Authority Electric System RB Refunding Series 2010 A (BBB-/Baa2)
605,000	4.000	07/01/12	615,207
1,285,000	4.000	07/01/13	1,326,441
480,000	4.000	07/01/14	499,061
680,000	4.750	07/01/15	733,006

			6,894,444

Utah – 0.9%
Centerville Utah Sales Tax RB Series 2009 (ASSURED GTY) (AA+/NR)
1,340,000	4.000	05/01/14	1,437,579
Intermountain Power Agency RB Refunding for Subordinated Power Supply Series 2009 A (A+/A1)
3,000,000	5.000	07/01/12	3,102,150
Utah State GO Bonds Series 2009 A (AAA/Aaa)
5,850,000	5.000	07/01/14	6,568,555
Utah State GO Bonds Series 2009 B (AAA/Aaa)
7,450,000	4.000	07/01/14	8,162,667
Utah State University RB Refunding for Student Fee and Housing System Series 2009 (ASSURED GTY) (AA+/Aa3)
1,615,000	4.000	12/01/12	1,674,125
1,575,000	3.000	12/01/14	1,664,019

			22,609,095

Virginia – 2.0%
Fairfax County Virginia Economic Development Authority Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2007 (BBB/NR)
500,000	4.150	10/01/13	509,855
Newport News Virginia GO Bonds Series 2009 B (AA/Aa1)
4,315,000	3.000	09/01/13	4,531,958
Smyth County Virginia IDA Hospital RB for Mountain States Health Alliance Series 2010 B (BBB+/Baa1)
3,330,000	5.000	07/01/14	3,530,766
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2005 (AA+/Aaa)(a)
8,765,000	5.625	06/01/15	10,261,273
Virginia Beach Virginia GO Bonds for Public Improvement Series 2009 (AAA/Aaa)
1,000,000	3.000	06/01/13	1,044,380
Virginia Beach Virginia GO Bonds Refunding for Public Improvement Series 2004 B (AAA/Aaa)
1,455,000	5.000	05/01/13	1,560,749
Virginia College Building Authority Educational Facilities RB for 21st Century College Program Series 2004 A (ETM) (ST APPROP) (AA+/NR)(a)
105,000	5.000	02/01/13	111,507
Virginia College Building Authority Educational Facilities RB Unrefunded Balance for 21st Century College Program Series 2004 (ST APPROP) (AA+/Aa1)
2,395,000	5.000	02/01/13	2,542,101
Virginia State Housing Development Authority Commonwealth Mortgage RB Subseries 2006 F-1 (GO OF AUTH) (AAA/VMIG1)
6,000,000	4.000	04/01/12	6,065,400
Virginia State Housing Development Authority Homeownership Mortgage RB Series 2010 A (AA+/Aa1)
3,015,000	2.500	03/01/15	3,101,531
Virginia State Housing Development Authority Homeownership Mortgage RB Series 2011 B (AA+/Aa1)
1,900,000	2.200	03/01/17	1,893,255
Virginia State Public School Authority School Financing 1997 Resolution RB Series 2005 D (AA+/Aa1)
3,000,000	4.500	08/01/13	3,225,360
Virginia State Public School Authority School Financing 1997 Resolution Series 2004 A (ST AID WITHHLDG) (AA+/Aa1)(a)
6,185,000	5.000	08/01/14	6,965,856
Wise County Virginia Industrial Development Authority Solid Waste and Sewage Disposal RB for Virginia Electric and Power Company Project Series 2010 A (A-/A3)(c)
5,000,000	2.375	11/01/15	5,104,450
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (A-/A3)(c)
2,000,000	4.050	05/01/14	2,119,860

			52,568,301

Washington – 0.5%
Grant County Washington Public Utility District No. 2 Priest Rapids RB Refunded Series 2001 H (AGM) (AA+/Aa3)
3,000,000	5.375	01/01/12	3,036,540
Tobacco Settlement Authority of Washington RB Asset-Backed Bonds Series 2002 (BBB/A3)
2,775,000	6.500	06/01/26	2,808,022
Washington State Various Purpose GO Bonds Refunding Series 2005 R-A (AMBAC) (AA+/Aa1)
3,500,000	5.000	01/01/13	3,703,700
Washington State Various Purpose GO Bonds Series 2008 C (AA+/Aa1)
3,400,000	4.000	01/01/12	3,431,178

			12,979,440

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

West Virginia – 0.6%
Kanawha Putnam County Huntington Compound RB for Single Family Mortgage Series 1984 A (ETM) (AAA/Aaa)(a)(b)
$10,125,000	0.000%	12/01/16	$9,465,863
Mason County Pollution Control RB for Appalachian Power Co. Project Series 2003 L (NR/Baa2)(c)
5,300,000	2.000	10/01/14	5,306,095

			14,771,958

Wisconsin – 0.9%
Badger Tobacco Asset Securitization Corp. Tobacco Settlement RB Asset-Backed Bonds Series 2002 (AA+/Aaa)(a)
10,000,000	6.000	06/01/12	10,373,600
Milwaukee Wisconsin GO Bonds Series 2010 N-1 (AA/Aa1)
4,050,000	5.000	02/01/16	4,683,298
Wisconsin State GO Bonds Series 2002 G (NATL-RE) (AA/Aa2)
2,500,000	5.000	05/01/12	2,568,000
Wisconsin State GO Bonds Series 2007 B (AGM) (AA+/Aa2)
4,115,000	5.000	05/01/12	4,226,928
Wisconsin State Health & Educational Facilities Authority RB for Aurora Health Care, Inc. Series 2010 A (A/A3)
1,500,000	5.000	04/15/12	1,529,250

			23,381,076

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $2,524,292,042)			$2,562,542,975

Other Municipal Debt Obligation – 0.1%
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 A-3 (AMT) (NR/Ba1)(c)(e)
$2,000,000	4.950%	09/30/12	$1,640,460
(Cost $2,000,000)

Short-Term Investments – 1.6%
California – 0.1%
California Infrastructure & Economic Development Bank VRDN RB for J.Paul Getty Trust RMKT 4/6/10 Series 2003 B (A-1+/VMIG1)(c)
$2,000,000	0.100%	10/03/11	$2,000,000

Connecticut – 0.1%
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2001 V-2 (A-1+/VMIG1)(c)
3,400,000	0.080	10/03/11	3,400,000

Delaware – 0.2%
University of Delaware VRDN RB Series 2004 B (A-1/NR)(c)
5,000,000	0.150	10/03/11	5,000,000

Illinois – 0.0%
Chicago Illinois Sales Tax VRDN RB Refunding RMKT 07/17/08 Series 2002 (A-1+/VMIG1)(c)
1,100,000	0.140	10/03/11	1,100,000

Maryland – 0.1%
Montgomery County Maryland GO Bonds Refunding for Consolidated Public Improvement Series 2006 B (A-1+/VMIG1)(c)
3,700,000	0.130	10/03/11	3,700,000

Massachusetts – 0.1%
Massachusetts State Health & Educational Facilities Authority RB for Museum of Fine Arts Issue Series 2007 (A-1/VMIG1)(c)
2,500,000	0.160	10/03/11	2,500,000

Mississippi – 0.1%
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development VRDN RB for Chevron U.S.A. Inc. Project Series 2010 G (A-1+/VMIG1)(c)
1,800,000	0.100	10/03/11	1,800,000

Missouri – 0.2%
Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Series 2000 B (A-1+/VMIG1)(c)
4,300,000	0.130	10/03/11	4,300,000

New York – 0.2%
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Subseries 2002-C5 (F1+/VMIG1)(c)
1,000,000	0.150	10/03/11	1,000,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Subseries 2002 1-C (LIQ – JPMorgan Chase Bank N.A.) (A-1+/VMIG1)(c)
2,000,000	0.130	10/03/11	2,000,000
New York City Trust for Cultural Resources VRDN RB Refunding for American National Cultural Museum Series 2008 A-1 (A-1/VMIG1)(c)
3,000,000	0.150	10/03/11	3,000,000

			6,000,000

Texas – 0.2%
Houston Higher Education Finance Corp. VRDN RB for Rice University Project Series 2008 A (A-1+/VMIG1)(c)
3,000,000	0.090	10/03/11	3,000,000
Texas Water Development Board VRDN RB Refunding State Revolving Sub Lien Series 2007 A (A-1+/VMIG1)(c)
3,000,000	0.120	10/03/11	3,000,000

			6,000,000

Virginia – 0.2%
Virginia College Building Authority Educational Facilities VRDN RB for 21st Century College and Equipment Programs Series 2006 B (ST APPROP) (A-1+/VMIG1)(c)
4,000,000	0.150	10/03/11	4,000,000

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – (continued)

Wyoming – 0.1%
Lincoln County Pollution Control VRDN RB for Exxon Project Series 1985 (A-1+/P-1)(c)
$2,500,000	0.100%	10/03/11	$2,500,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $42,300,000)			$42,300,000

TOTAL INVESTMENTS – 99.5%
(Cost $2,568,592,042)			$2,606,483,435

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			13,776,749

NET ASSETS – 100.0%			$2,620,260,184

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(b)	Issued with zero coupon. Income is recognized through the accretion of discount.

(c)	Securities with “put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2011.

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next reset date. Interest rate disclosed is that which is in effect at September 30, 2011.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,140,667, which represents approximately 0.4% of net assets as of September 30, 2011.

(f)	Inverse floating rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(g)	When-issued security.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AGC	—	Insured by ACE Guaranty Corp.
AGM	—	Insured by Assured Guaranty Municipal Corp.
AGM-CR	—	Insured by Assured Guaranty Municipal Corp.
Insured Custodial Receipts
AMBAC	—	Insured by American Municipal Bond
Assurance Corp.
AMT	—	Alternative Minimum Tax
ASSURED GTY	—	Insured by Assured Guaranty
BANS	—	Bond Anticipation Notes
CIFG	—	CIFC Assurance North America, Inc.
CITY APPROP	—	City Appropriation
CNTY GTD	—	County Guaranteed
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHA	—	Federal Housing Administration
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GO OF CITY	—	General Obligation of City
GO OF UNIV	—	General Obligation of University
ICC	—	Insured Custody Certificates
IDA	—	Industrial Development Authority
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MUN GOVT GTD	—	Municipal Government Guaranteed
NATL-RE	—	Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—	National Public Finance Guarantee Corp. Re-insures Financial Guaranty Insurance Co.
NATL-RE-IBC	—	Insured by National Public Finance Guarantee Corp. -Insured Bond Certificates
NR	—	Not Rated
PCRB	—	Pollution Control Revenue Bond
PRIV MTGS	—	Private Mortgages
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RMKT	—	Remarketed
SCH BD GTY	—	School Bond Guaranty
SCH BD RES FD	—	School Bond Reserve Fund
SCSDE	—	South Carolina State Department of Education
SD CRED PROG	—	School District Credit Program
ST AID WITHHLDG	—	State Aid Withholding
ST APPROP	—	State Appropriation
TCRS	—	Transferable Custodial Receipts
VA	—	Veterans Administration
VRDN	—	Variable Rate Demand Notes
WR	—	Withdrawn Rating
XLCA	—	Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities
September 30, 2011 (Unaudited)

	High Yield	Municipal	Short Duration
	Municipal Fund	Income Fund	Tax-Free Fund
Assets:

Investments in securities, at value (identified cost $3,345,952,846, $553,711,519 and $2,568,592,042, respectively)	$3,169,277,746	$571,935,083	$2,606,483,435
Cash	2,006,313	182,580	7,953,162
Receivables:
Interest and dividends, net of allowances	54,869,870	8,479,013	27,858,362
Investment securities sold	10,302,158	130,000	—
Fund shares sold	3,134,610	546,763	8,970,916
Collateral on certain derivative contracts	870,000	—	—
Reimbursement from investment adviser	66,981	54,160	65,678
Other assets	15,930	9,879	7,170

Total assets	3,240,543,608	581,337,478	2,651,338,723

Liabilities:

Payables:
Fund shares redeemed	9,944,285	1,723,936	14,211,423
Investment securities purchased	6,964,605	—	14,502,818
Amounts owed to affiliates	1,661,871	328,549	1,077,696
Income distribution	1,136,316	367,475	1,145,123
Swap contracts, at value	977,435	—	—
Accrued expenses	179,202	89,241	141,479

Total liabilities	20,863,714	2,509,201	31,078,539

Net Assets:

Paid-in capital	4,675,255,632	598,322,459	2,589,366,745
Accumulated undistributed net investment income	38,016,191	624,077	908,836
Accumulated net realized loss from investment and swap transactions	(1,315,939,394)	(38,341,823)	(7,906,790)
Net unrealized gain (loss) on investments and swaps	(177,652,535)	18,223,564	37,891,393

NET ASSETS	$3,219,679,894	$578,828,277	$2,620,260,184

Net Assets:
Class A	$330,015,875	$341,568,993	$798,714,073
Class B	12,983,611	6,080,835	47,671
Class C	96,886,240	23,684,888	40,407,696
Institutional	2,777,696,943	206,726,020	1,770,050,062
Service	—	80,608	10,413,476
Class IR	2,097,225	686,933	627,206

Total Net Assets	$3,219,679,894	$578,828,277	$2,620,260,184

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	38,117,678	22,546,327	75,555,253
Class B	1,499,576	401,389	4,513
Class C	11,191,520	1,563,110	3,822,925
Institutional	320,810,129	13,649,886	167,507,893
Service	—	5,296	985,874
Class IR	242,160	45,406	59,363

Net asset value, offering and redemption price per share:(a)
Class A	$8.66	$15.15	$10.57
Class B	8.66	15.15	10.56
Class C	8.66	15.15	10.57
Institutional	8.66	15.14	10.57
Service	—	15.22	10.56
Class IR	8.66	15.13	10.57

(a)	Maximum public offering price per share for Class A Shares of High Yield Municipal Fund (NAV per share multiplied by 1.0471) is $9.07, Class A Shares of Municipal Income Fund (NAV per share multiplied by 1.0390) is $15.74 and Class A Shares of Short Duration Tax-Free Fund (NAV per share multiplied by 1.0152) is $10.73. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

68          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations
For the Six Months Ended September 30, 2011 (Unaudited)

	High Yield	Municipal	Short Duration
	Municipal Fund	Income Fund	Tax-Free Fund

Investment income:

Interest, net of allowances	$105,530,628	$15,124,503	$31,695,481

Expenses:

Management fees	8,386,890	1,573,049	4,621,329
Distribution and Service fees(a)	962,369	560,217	1,172,595
Transfer Agent fees(a)	828,140	276,639	865,844
Professional fees	117,494	37,821	57,780
Custody and accounting fees	102,479	34,939	82,357
Printing and mailing costs	101,790	41,168	79,916
Registration fees	51,565	62,135	65,129
Trustee fees	11,707	8,527	10,867
Service share fees — Service Plan	—	98	17,611
Service share fees — Shareholder Administration Plan	—	98	17,611
Other	74,518	12,440	44,556

Total expenses	10,636,952	2,607,131	7,035,595

Less — expense reductions	(451,962)	(470,666)	(649,561)

Net expenses	10,184,990	2,136,465	6,386,034

NET INVESTMENT INCOME	95,345,638	12,988,038	25,309,447

Realized and unrealized gain (loss) from investment and swap transactions:

Net realized gain (loss) from:
Investment transactions	(8,449,714)	(403,064)	508,644
Swap contracts	134,336	—	—
Net change in unrealized gain (loss) on:
Investments	251,951,476	35,340,942	28,738,398
Swap contracts	(977,435)	—	—

Net realized and unrealized gain from investment and swap transactions	242,658,663	34,937,878	29,247,042

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$338,004,301	$47,925,916	$54,556,489

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR
High Yield Municipal	$410,872	$68,483	$483,014	$213,070	$8,879	$62,620	$542,813	$—	$758
Municipal Income	412,562	30,985	116,670	214,530	4,028	15,167	42,736	16	162
Short Duration Tax-Free	971,061	334	201,200	504,946	44	26,156	331,679	2,818	201

The accompanying notes are an integral part of these financial statements.          69

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	High Yield Municipal Fund
	For the
	Six Months Ended		For the
	September 30, 2011		Fiscal Year Ended
	(Unaudited)		March 31, 2011

From operations:

Net investment income	$95,345,638		$207,647,033
Net realized gain (loss) from investment and swap transactions	(8,315,378)		(57,621,911)
Net change in unrealized gain (loss) on investments and swaps	250,974,041		(148,585,780)

Net increase (decrease) in net assets resulting from operations	338,004,301		1,439,342

Distributions to shareholders:

From net investment income
Class A Shares	(9,065,335)		(21,041,571)
Class B Shares	(326,558)		(812,348)
Class C Shares	(2,301,877)		(5,087,210)
Institutional Shares	(79,061,633)		(171,868,933)
Service Shares	—		—
Class IR Shares(a)	(33,114)		(9,433)

Total distributions to shareholders	(90,788,517)		(198,819,495)

From share transactions:

Proceeds from sales of shares	247,130,059		894,975,079
Reinvestment of distributions	83,440,714		129,167,377
Cost of shares redeemed	(446,375,723	)(b)	(1,423,983,079	)(c)

Net increase (decrease) in net assets resulting from share transactions	(115,804,950)		(399,840,623)

TOTAL INCREASE (DECREASE)	131,410,834		(597,220,776)

Net assets:

Beginning of period	3,088,269,060		3,685,489,836

End of period	$3,219,679,894		$3,088,269,060

Accumulated undistributed net investment income	$38,016,191		$33,459,070

(a)	Commenced operations on July 30, 2010.
(b)	Net of $65,694 of redemption fees.
(c)	Net of $266,160 and $13,665 of redemption fees remitted to the High Yield Municipal and Municipal Income Funds, respectively.

70          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Municipal Income Fund			Short Duration Tax-Free Fund
For the			For the
Six Months Ended	For the		Six Months Ended	For the
September 30, 2011	Fiscal Year Ended		September 30, 2011	Fiscal Year Ended
(Unaudited)	March 31, 2011		(Unaudited)	March 31, 2011

$12,988,038	$27,835,897		$25,309,447	$48,440,186
(403,064)	(3,037,190)		508,644	4,461,118
35,340,942	(24,822,153)		28,738,398	(16,106,588)

47,925,916	(23,446)		54,556,489	36,794,716

(7,200,907)	(16,138,178)		(6,949,626)	(15,840,086)
(112,062)	(285,788)		(401)	(2,882)
(421,983)	(921,672)		(280,333)	(510,655)
(5,028,318)	(10,016,384)		(17,649,427)	(31,319,826)
(1,642)	(7,364)		(116,955)	(382,023)
(5,784)	(2,456)		(3,167)	(389)

(12,770,696)	(27,371,842)		(24,999,909)	(48,055,861)

79,413,862	233,107,177		896,640,183	2,080,620,936
10,419,973	18,319,290		18,055,839	30,217,247
(124,799,102)	(280,967,655	)(c)	(734,777,812)	(2,048,851,489)

(34,965,267)	(29,541,188)		179,918,210	61,986,694

189,953	(56,936,476)		209,474,790	50,725,549

578,638,324	635,574,800		2,410,785,394	2,360,059,845

$578,828,277	$578,638,324		$2,620,260,184	$2,410,785,394

$624,077	$406,735		$908,836	$599,298

The accompanying notes are an integral part of these financial statements.          71

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011 - A	$8.00	$0.24	$0.65	$0.89	$(0.23)	$—	$(0.23)
2011 - B	8.00	0.21	0.65	0.86	(0.20)	—	(0.20)
2011 - C	8.00	0.21	0.65	0.86	(0.20)	—	(0.20)
2011 - Institutional	8.00	0.26	0.64	0.90	(0.24)	—	(0.24)
2011 - IR	8.00	0.25	0.65	0.90	(0.24)	—	(0.24)

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	8.45	0.46	(0.47)	(0.01)	(0.44)	—	(0.44)
2011 - B	8.45	0.40	(0.47)	(0.07)	(0.38)	—	(0.38)
2011 - C	8.45	0.40	(0.47)	(0.07)	(0.38)	—	(0.38)
2011 - Institutional	8.45	0.49	(0.47)	0.02	(0.47)	—	(0.47)
2011 - IR (Commenced July 30, 2010)	8.57	0.33	(0.58)	(0.25)	(0.32)	—	(0.32)

2010 - A	7.00	0.48	1.43	1.91	(0.46)	—	(0.46)
2010 - B	7.00	0.42	1.43	1.85	(0.40)	—	(0.40)
2010 - C	7.00	0.42	1.43	1.85	(0.40)	—	(0.40)
2010 - Institutional	7.00	0.50	1.44	1.94	(0.49)	—	(0.49)

2009 - A	9.77	0.50	(2.78)	(2.28)	(0.49)	—	(0.49)
2009 - B	9.77	0.43	(2.78)	(2.35)	(0.42)	—	(0.42)
2009 - C	9.77	0.43	(2.78)	(2.35)	(0.42)	—	(0.42)
2009 - Institutional	9.77	0.53	(2.78)	(2.25)	(0.52)	—	(0.52)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	10.78	0.22	(1.02)	(0.80)	(0.21)	—	(0.21)
2008 - B	10.78	0.18	(1.01)	(0.83)	(0.18)	—	(0.18)
2008 - C	10.78	0.18	(1.01)	(0.83)	(0.18)	—	(0.18)
2008 - Institutional	10.78	0.23	(1.01)	(0.78)	(0.23)	—	(0.23)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	11.57	0.51	(0.76)	(0.25)	(0.50)	(0.04)	(0.54)
2007 - B	11.57	0.43	(0.76)	(0.33)	(0.42)	(0.04)	(0.46)
2007 - C	11.57	0.42	(0.75)	(0.33)	(0.42)	(0.04)	(0.46)
2007 - Institutional	11.57	0.55	(0.76)	(0.21)	(0.54)	(0.04)	(0.58)

2006 - A	11.11	0.52	0.46	0.98	(0.52)	—	(0.52)
2006 - B	11.11	0.44	0.46	0.90	(0.44)	—	(0.44)
2006 - C	11.11	0.44	0.46	0.90	(0.44)	—	(0.44)
2006 - Institutional	11.11	0.57	0.46	1.03	(0.57)	—	(0.57)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

72          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

			Ratio of		Ratio of		Ratio of		Ratio of
			net expenses		net expenses		total expenses		total expenses
			to average		to average		to average		to average
			net assets		net assets		net assets		net assets		Ratio of
		Net assets	including		excluding		including		excluding		net investment
Net asset		end of	interest		interest		interest		interest		income		Portfolio
value, end	Total	period	expense		expense		expense		expense		to average		turnover
of period	return(b)	(in 000s)	and fees		and fees		and fees		and fees		net assets		rate

$8.66	11.26%	$330,016	0.89	%(c)	0.89	%(c)	0.94	%(c)	0.94	%(c)	5.82	%(c)	12%
8.66	10.85	12,984	1.64	(c)	1.64	(c)	1.69	(c)	1.69	(c)	5.07	(c)	12
8.66	10.85	96,886	1.64	(c)	1.64	(c)	1.69	(c)	1.69	(c)	5.07	(c)	12
8.66	11.43	2,777,697	0.57	(c)	0.57	(c)	0.60	(c)	0.60	(c)	6.13	(c)	12
8.66	11.40	2,097	0.64	(c)	0.64	(c)	0.69	(c)	0.69	(c)	5.94	(c)	12

8.00	(0.24)	326,886	0.91		0.91		0.93		0.93		5.46		28
8.00	(0.99)	14,113	1.66		1.66		1.68		1.68		4.70		28
8.00	(0.87)	96,011	1.66		1.66		1.68		1.68		4.71		28
8.00	0.09	2,650,808	0.57		0.57		0.59		0.59		5.80		28
8.00	(3.06)	451	0.66	(c)	0.66	(c)	0.68	(c)	0.68	(c)	6.08	(c)	28

8.45	27.93	438,134	0.91		0.91		0.94		0.94		6.15		31
8.45	26.99	21,083	1.66		1.66		1.69		1.69		5.33		31
8.45	26.84	118,070	1.66		1.66		1.69		1.69		5.28		31
8.45	28.37	3,108,202	0.57		0.57		0.60		0.60		6.18		31

7.00	(23.97)	1,049,054	0.91		0.91		0.93		0.93		5.76		57
7.00	(24.55)	22,705	1.66		1.66		1.68		1.68		5.08		57
7.00	(24.55)	94,113	1.66		1.66		1.68		1.68		5.09		57
7.00	(23.71)	868,537	0.57		0.57		0.59		0.59		6.08		57

9.77	(7.45)	2,787,779	0.91	(c)	0.90	(c)	0.93	(c)	0.92	(c)	5.07	(c)	16
9.77	(7.74)	44,026	1.66	(c)	1.65	(c)	1.68	(c)	1.67	(c)	4.30	(c)	16
9.77	(7.74)	162,459	1.66	(c)	1.65	(c)	1.68	(c)	1.67	(c)	4.31	(c)	16
9.77	(7.32)	2,578,017	0.57	(c)	0.56	(c)	0.59	(c)	0.58	(c)	5.42	(c)	16

10.78	(2.27)	3,984,269	1.00		0.91		1.02		0.93		4.50		56
10.78	(3.00)	53,384	1.75		1.66		1.77		1.68		3.76		56
10.78	(3.00)	200,199	1.75		1.66		1.77		1.68		3.76		56
10.78	(1.92)	3,738,472	0.64		0.55		0.66		0.57		4.86		56

11.57	9.05	3,569,963	1.07		0.92		1.11		0.96		4.64		32
11.57	8.24	57,902	1.82		1.67		1.86		1.71		3.90		32
11.57	8.24	160,180	1.82		1.67		1.85		1.70		3.88		32
11.57	9.45	3,483,350	0.71		0.56		0.74		0.59		5.02		32

The accompanying notes are an integral part of these financial statements.          73

GOLDMAN SACHS MUNICIPAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011 - A	$14.25	$0.33	$0.89	$1.22	$(0.32)
2011 - B	14.25	0.27	0.90	1.17	(0.27)
2011 - C	14.25	0.27	0.90	1.17	(0.27)
2011 - Institutional	14.25	0.35	0.89	1.24	(0.35)
2011 - Service	14.32	0.32	0.89	1.21	(0.31)
2011 - IR	14.26	0.35	0.86	1.21	(0.34)

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	14.83	0.63	(0.59)	0.04	(0.62)
2011 - B	14.83	0.52	(0.59)	(0.07)	(0.51)
2011 - C	14.84	0.52	(0.60)	(0.08)	(0.51)
2011 - Institutional	14.83	0.68	(0.59)	0.09	(0.67)
2011 - Service	14.91	0.61	(0.60)	0.01	(0.60)
2011 - IR (Commenced July 30, 2010)	15.06	0.45	(0.80)	(0.35)	(0.45)

2010 - A	13.39	0.64	1.43	2.07	(0.63)
2010 - B	13.40	0.53	1.43	1.96	(0.53)
2010 - C	13.40	0.53	1.44	1.97	(0.53)
2010 - Institutional	13.39	0.69	1.43	2.12	(0.68)
2010 - Service	13.47	0.61	1.44	2.05	(0.61)

2009 - A	14.64	0.63	(1.25)	(0.62)	(0.63)
2009 - B	14.64	0.53	(1.24)	(0.71)	(0.53)
2009 - C	14.64	0.53	(1.24)	(0.71)	(0.53)
2009 - Institutional	14.64	0.68	(1.25)	(0.57)	(0.68)
2009 - Service	14.72	0.62	(1.26)	(0.64)	(0.61)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	15.23	0.26	(0.59)	(0.33)	(0.26)
2008 - B	15.24	0.21	(0.60)	(0.39)	(0.21)
2008 - C	15.24	0.21	(0.60)	(0.39)	(0.21)
2008 - Institutional	15.23	0.28	(0.59)	(0.31)	(0.28)
2008 - Service	15.32	0.25	(0.60)	(0.35)	(0.25)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	15.80	0.62	(0.57)	0.05	(0.62)
2007 - B	15.81	0.51	(0.58)	(0.07)	(0.50)
2007 - C	15.81	0.51	(0.58)	(0.07)	(0.50)
2007 - Institutional	15.80	0.68	(0.57)	0.11	(0.68)
2007 - Service	15.90	0.60	(0.58)	0.02	(0.60)

2006 - A	15.59	0.63	0.22	0.85	(0.64)
2006 - B	15.59	0.52	0.22	0.74	(0.52)
2006 - C	15.60	0.52	0.21	0.73	(0.52)
2006 - Institutional	15.59	0.69	0.22	0.91	(0.70)
2006 - Service	15.68	0.61	0.23	0.84	(0.62)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

74          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

			Ratio of		Ratio of		Ratio of		Ratio of
			net expenses		net expenses		total expenses		total expenses
			to average		to average		to average		to average		Ratio of
		Net assets,	net assets		net assets		net assets		net assets		net investment
Net asset		end of	including		excluding		including		excluding		income to		Portfolio
value, end	Total	period	interest expense		interest expense		interest expense		interest expense		average		turnover
of period	return(b)	(in 000s)	and fees		and fees		and fees		and fees		net assets		rate

$15.15	8.65%	$341,569	0.83	%(c)	0.83	%(c)	1.00	%(c)	1.00	%(c)	4.45	%(c)	3%
15.15	8.25	6,081	1.58	(c)	1.58	(c)	1.75	(c)	1.75	(c)	3.70	(c)	3
15.15	8.25	23,685	1.58	(c)	1.58	(c)	1.75	(c)	1.75	(c)	3.70	(c)	3
15.14	8.84	206,726	0.49	(c)	0.49	(c)	0.66	(c)	0.66	(c)	4.80	(c)	3
15.22	8.52	81	0.99	(c)	0.99	(c)	1.16	(c)	1.16	(c)	4.28	(c)	3
15.13	8.57	687	0.58	(c)	0.58	(c)	0.75	(c)	0.75	(c)	4.65	(c)	3

14.25	0.20	326,083	0.88		0.88		0.98		0.98		4.26		14
14.25	(0.55)	6,264	1.63		1.63		1.73		1.73		3.51		14
14.25	(0.61)	23,443	1.63		1.63		1.73		1.73		3.52		14
14.25	0.55	222,650	0.54		0.54		0.64		0.64		4.62		14
14.32	(0.03)	75	1.04		1.04		1.14		1.14		4.05		14
14.26	(2.40)	123	0.63	(c)	0.63	(c)	0.73	(c)	0.73	(c)	4.74	(c)	14

14.83	15.73	398,646	0.88		0.88		0.98		0.98		4.42		20
14.83	14.77	9,480	1.63		1.63		1.73		1.73		3.69		20
14.84	14.86	26,645	1.63		1.63		1.73		1.73		3.67		20
14.83	16.12	200,596	0.54		0.54		0.64		0.64		4.77		20
14.91	15.44	207	1.04		1.04		1.14		1.14		4.25		20

13.39	(4.28)	333,034	0.88		0.88		0.98		0.98		4.55		49
13.40	(4.92)	10,305	1.63		1.63		1.73		1.73		3.80		49
13.40	(4.92)	19,978	1.63		1.63		1.73		1.73		3.82		49
13.39	(3.95)	187,838	0.54		0.54		0.64		0.64		4.89		49
13.47	(4.39)	231	1.04		1.04		1.14		1.14		4.39		49

14.64	(2.18)	402,238	0.89	(c)	0.88	(c)	1.01	(c)	1.00	(c)	4.19	(c)	19
14.64	(2.55)	11,646	1.64	(c)	1.63	(c)	1.76	(c)	1.75	(c)	3.44	(c)	19
14.64	(2.55)	20,474	1.64	(c)	1.63	(c)	1.76	(c)	1.75	(c)	3.46	(c)	19
14.64	(2.04)	245,843	0.55	(c)	0.54	(c)	0.67	(c)	0.66	(c)	4.53	(c)	19
14.72	(2.29)	582	1.05	(c)	1.04	(c)	1.17	(c)	1.16	(c)	4.03	(c)	19

15.23	0.31	381,697	0.96		0.90		1.07		1.01		3.99		31
15.24	(0.43)	12,210	1.71		1.65		1.82		1.76		3.24		31
15.24	(0.43)	14,783	1.71		1.65		1.82		1.76		3.24		31
15.23	0.67	289,188	0.60		0.54		0.71		0.65		4.37		31
15.32	0.13	606	1.10		1.04		1.21		1.15		3.85		31

15.80	5.59	302,271	1.00		0.90		1.16		1.07		4.05		19
15.81	4.87	11,698	1.75		1.65		1.92		1.82		3.31		19
15.81	4.80	9,777	1.75		1.65		1.91		1.82		3.30		19
15.80	5.98	152,070	0.63		0.53		0.79		0.70		4.42		19
15.90	5.51	671	1.13		1.03		1.29		1.20		3.90		19

The accompanying notes are an integral part of these financial statements.          75

GOLDMAN SACHS SHORT-DURATION TAX-FREE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011 - A	$10.44	$0.10	$0.12	$0.22	$(0.09)
2011 - B	10.43	0.06	0.13	0.19	(0.06)
2011 - C	10.44	0.07	0.13	0.20	(0.07)
2011 - Institutional	10.44	0.11	0.13	0.24	(0.11)
2011 - Service	10.43	0.09	0.13	0.22	(0.09)
2011 - IR	10.44	0.11	0.13	0.24	(0.11)

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	10.46	0.18	(0.02)	0.16	(0.18)
2011 - B	10.45	0.12	(0.03)	0.09	(0.11)
2011 - C	10.46	0.12	(0.02)	0.10	(0.12)
2011 - Institutional	10.46	0.22	(0.03)	0.19	(0.21)
2011 - Service	10.46	0.17	(0.04)	0.13	(0.16)
2011 - IR (Commenced July 30, 2010)	10.56	0.14	(0.12)	0.02	(0.14)

2010 - A	10.25	0.19	0.23	0.42	(0.21)
2010 - B	10.24	0.15	0.20	0.35	(0.14)
2010 - C	10.25	0.12	0.22	0.34	(0.13)
2010 - Institutional	10.25	0.22	0.23	0.45	(0.24)
2010 - Service	10.24	0.15	0.26	0.41	(0.19)

2009 - A	10.25	0.30	— (d)	0.30	(0.30)
2009 - B	10.24	0.25	(0.01)	0.24	(0.24)
2009 - C	10.25	0.22	0.01	0.23	(0.23)
2009 - Institutional	10.25	0.34	— (d)	0.34	(0.34)
2009 - Service	10.24	0.29	— (d)	0.29	(0.29)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	10.16	0.14	0.09	0.23	(0.14)
2008 - B	10.15	0.11	0.09	0.20	(0.11)
2008 - C	10.16	0.11	0.09	0.20	(0.11)
2008 - Institutional	10.16	0.15	0.09	0.24	(0.15)
2008 - Service	10.15	0.13	0.09	0.22	(0.13)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	10.20	0.33	(0.04)	0.29	(0.33)
2007 - B	10.19	0.27	(0.04)	0.23	(0.27)
2007 - C	10.20	0.26	(0.05)	0.21	(0.25)
2007 - Institutional	10.19	0.37	(0.04)	0.33	(0.36)
2007 - Service	10.19	0.32	(0.05)	0.27	(0.31)

2006 - A	10.20	0.29	0.02	0.31	(0.31)
2006 - B	10.19	0.23	0.02	0.25	(0.25)
2006 - C	10.20	0.21	0.02	0.23	(0.23)
2006 - Institutional	10.19	0.33	0.02	0.35	(0.35)
2006 - Service	10.19	0.28	0.02	0.30	(0.30)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

76          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-DURATION TAX-FREE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$10.57	2.16%	$798,714	0.73	%(c)	0.78	%(c)	1.82	%(c)	17%
10.56	1.85	48	1.33	(c)	1.53	(c)	1.23	(c)	17
10.57	1.95	40,408	1.13	(c)	1.53	(c)	1.42	(c)	17
10.57	2.33	1,770,050	0.39	(c)	0.44	(c)	2.16	(c)	17
10.56	2.08	10,413	0.89	(c)	0.94	(c)	1.69	(c)	17
10.57	2.29	627	0.48	(c)	0.53	(c)	2.06	(c)	17

10.44	1.52	775,171	0.73		0.77		1.71		34
10.43	0.91	91	1.33		1.52		1.10		34
10.44	0.94	41,115	1.31		1.53		1.14		34
10.44	1.86	1,576,602	0.39		0.43		2.05		34
10.43	1.26	17,730	0.89		0.93		1.57		34
10.44	0.17	77	0.48	(c)	0.52	(c)	1.97	(c)	34

10.46	4.09	982,297	0.73		0.79		1.84		11
10.45	3.47	314	1.33		1.54		1.42		11
10.46	3.31	41,959	1.48		1.54		1.14		11
10.46	4.44	1,291,972	0.39		0.45		2.16		11
10.46	4.01	43,518	0.89		0.95		1.39		11

10.25	3.02	303,446	0.73		0.85		2.96		33
10.24	2.41	450	1.33		1.60		2.41		33
10.25	2.25	17,373	1.48		1.60		2.18		33
10.25	3.37	260,054	0.39		0.51		3.31		33
10.24	2.85	54	0.89		1.01		2.82		33

10.25	2.24	162,590	0.73	(c)	0.95	(c)	3.21	(c)	19
10.24	1.99	633	1.33	(c)	1.70	(c)	2.65	(c)	19
10.25	1.93	6,742	1.48	(c)	1.70	(c)	2.48	(c)	19
10.25	2.39	192,500	0.39	(c)	0.61	(c)	3.57	(c)	19
10.24	2.18	51	0.89	(c)	1.11	(c)	3.06	(c)	19

10.16	2.86	126,888	0.75		0.89		3.27		52
10.15	2.25	988	1.35		1.64		2.67		52
10.16	2.10	4,549	1.50		1.64		2.54		52
10.16	3.34	207,801	0.39		0.53		3.66		52
10.15	2.72	50	0.89		1.03		3.14		52

10.20	3.09	118,460	0.76		0.91		2.85		55
10.19	2.48	1,884	1.36		1.66		2.25		55
10.20	2.33	6,297	1.51		1.66		2.10		55
10.19	3.48	200,543	0.39		0.54		3.23		55
10.19	2.96	56	0.89		1.04		2.74		55

The accompanying notes are an integral part of these financial statements.          77

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements
September 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

High Yield Municipal	A, B, C, Institutional and IR	Non-diversified

Municipal Income and Short Duration Tax-Free	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 4.50%, 3.75% and 1.50%, respectively. Class B Shares of High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, 5.00% to zero, and 2.00% to zero, respectively, depending upon the period of time that shares are held. Class C Shares of High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds are sold with a CDSC of 1.00%, 1.00% and 0.65% respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Service Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined, under valuation procedures approved by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Transactions and Investment Income — For financial reporting purposes, investment transactions are reflected on trade date. For daily NAV calculation purposes, investment transactions are accounted for on the following business day. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Certain dividends from foreign securities will be recorded when the Funds are informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, and Service fees.

D. Redemption Fees — A 2% redemption fee is imposed on the redemption of shares (including by exchange) of the High Yield Municipal Fund held for 60 calendar days or less. For this purpose, the High Yield Municipal Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Inverse Floaters — The Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.
Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts. The Funds invested in credit default swaps during the period.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

H. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended delivery basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must “set aside” liquid assets, or engage in other appropriate measures to “cover” their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of September 30, 2011:

HIGH YIELD MUNICIPAL
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$2,100	$—	$—
Municipal Debt Obligations	—	3,085,875,646	—
Short-term Investments	—	83,400,000	—

Total	$2,100	$3,169,275,646	$—

Derivative Type

Liabilities
Credit Default Swap Contracts	$—	$(977,435)	$—

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

MUNICIPAL INCOME FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Municipal Debt Obligations	$—	$555,135,083	$—
Short-term Investments	—	16,800,000	—

Total	$—	$571,935,083	$—

SHORT DURATION TAX-FREE
Investment Type	Level 1	Level 2	Level 3

Assets
Municipal Debt Obligations	$—	$2,564,183,435	$—
Short-term Investments	—	42,300,000	—

Total	$—	$2,606,483,435	$—

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the six months ended September 30, 2011, the High Yield Municipal Fund entered into credit default swap contracts. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of September 30, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statements of Assets and Liabilities Location	Liabilities(a)
Credit	Swap contracts, at value	$(977,435)

(a)	Amount represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the High Yield Municipal Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$134,336	$(977,435)	2

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2011.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended September 30, 2011, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

High Yield Municipal	0.55%	0.55%	0.50%	0.48%	0.47%	0.53%	0.53%

Municipal Income	0.55	0.50	0.48	0.47	0.46	0.55	0.45 (1)

Short Duration Tax-Free	0.40	0.36	0.34	0.33	0.32	0.37	0.35 (2)

(1)	Effective June 30, 2011, GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.40% through at least July 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. Prior to June 30, 2011, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate 0.50%.
(2)	GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.35% through at least July 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C

Distribution Plan	0.25%	0.75%	0.75%

Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the six months ended September 30, 2011, Goldman Sachs agreed to waive a portion of the distribution and service fees equal to 0.15% and 0.35% of the average daily net assets attributable to Class B Shares and Class C Shares, respectively, of the Short Duration Tax-Free Fund. These arrangements will remain in place through at least July 29, 2012. Prior to such date Goldman Sachs may not terminate these arrangements without the approval of the trustees.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the six months ended September 30, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

High Yield Municipal	$35,400	$—	$—

Municipal Income	15,300	—	—

Short Duration Tax-Free	4,800	—	—

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate as follows: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C and Class IR Shares and 0.04% of the average daily net assets for Institutional and Service Shares. Effective June 30, 2011, Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.05% of the average daily net assets attributable to Class A, Class B, Class C and Class IR Shares of the High Yield Municipal Fund. This arrangement will remain in effect through at least July 29, 2012. Prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for each Fund is 0.004%. These Other Expense reimbursements will remain in place through at least July 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.
For the six months ended September 30, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Fee Waivers
		Class B	Class C		Other	Total
	Management	Distribution and	Distribution and	Transfer	Expense	Expense
Fund	Fee	Service Fee	Service Fee	Agent Fee	Reimbursement	Reductions

High Yield Municipal	$—	$—	$—	$55	$397	$452

Municipal Income	285	—	—	—	186	471

Short Duration Tax-Free	288	— (a)	71	—	291	650

(a)	Amount rounds to less than $1,000.

As of September 30, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

High Yield Municipal	$1,386	$157	$119	$1,662

Municipal Income	188	95	46	329

Short Duration Tax-Free	743	188	147	1,078

G. Line of Credit Facility — As of September 30, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2011, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2011, were as follows:

Fund	Purchases	Sales and Maturities

High Yield Municipal	$358,102,822	$519,259,825

Municipal Income	15,180,416	55,228,421

Short Duration Tax-Free	600,952,333	398,800,507

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2011, the Funds’ capital loss carryforwards and certain timing differences on a tax-basis were as follows:

	High Yield	Municipal	Short Duration
	Municipal	Income	Tax-Free

Capital loss carryforward:(1)
Expiring 2012	$—	$(873,613)	$—
Expiring 2013	—	—	(1,176,077)
Expiring 2014	—	—	(4,730,013)
Expiring 2015	(2,478,411)	(3,036,076)	(2,044,683)
Expiring 2016	(220,731,177)	(5,753,929)	—
Expiring 2017	(553,071,659)	(13,220,467)	(12,792)
Expiring 2018	(431,124,617)	(11,494,807)	(451,870)
Expiring 2019	(11,174,752)	(704,599)	—

Total capital loss carryforward	$(1,218,580,616)	$(35,083,491)	$(8,415,435)

Timing differences (post-October losses/income distribution payable/defaulted bond income)	$(62,590,629)	$(3,290,220)	$(1,162,122)

(1)	Expiration occurs on March 31 of the year indicated.

As of September 30, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	High Yield	Municipal	Short Duration
	Municipal	Income	Tax-Free

Tax cost	$3,356,329,530	$553,146,927	$2,567,902,026

Gross unrealized gain	225,350,266	37,223,993	46,755,537
Gross unrealized loss	(412,402,050)	(18,435,837)	(8,174,128)

Net unrealized security gain (loss)	$(187,051,784)	$18,788,156	$38,581,409

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, differences in the tax treatment of partnership investments, premium amortization and the accretion of market discount.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	High Yield Municipal Fund
	For the Six Months Ended
	September 30, 2011		For the Fiscal Year Ended
	(Unaudited)		March 31, 2011
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,448,788	$20,478,601	9,545,921	$81,257,701
Shares converted from Class B(a)	33,962	285,894	98,445	829,510
Reinvestment of distributions	895,422	7,518,751	2,029,239	17,109,158
Shares redeemed	(6,107,147)	(50,960,840)	(22,703,249)	(190,002,118)

	(2,728,975)	(22,677,594)	(11,029,644)	(90,805,749)

Class B Shares
Shares sold	20,203	169,625	43,299	367,133
Shares converted to Class A(a)	(33,962)	(285,894)	(98,445)	(829,510)
Reinvestment of distributions	33,533	281,348	81,445	686,993
Shares redeemed	(283,664)	(2,372,864)	(759,245)	(6,363,479)

	(263,890)	(2,207,785)	(732,946)	(6,138,863)

Class C Shares
Shares sold	590,368	4,945,233	2,399,164	20,562,770
Reinvestment of distributions	192,027	1,612,392	421,053	3,547,627
Shares redeemed	(1,589,021)	(13,252,893)	(4,803,125)	(40,102,549)

	(806,626)	(6,695,268)	(1,982,908)	(15,992,152)

Institutional Shares
Shares sold	26,338,487	219,953,015	93,879,006	792,106,465
Reinvestment of distributions	8,812,197	73,995,063	12,839,609	107,814,165
Shares redeemed	(45,555,966)	(379,740,776)	(143,501,250)	(1,187,316,233)

	(10,405,282)	(85,792,698)	(36,782,635)	(287,395,603)

Class IR Shares(b)
Shares sold	187,740	1,583,585	79,714	681,010
Reinvestment of distributions	3,914	33,160	1,159	9,434
Shares redeemed	(5,872)	(48,350)	(24,495)	(198,700)

	185,782	1,568,395	56,378	491,744

NET DECREASE	(14,018,991)	$(115,804,950)	(50,471,755)	$(399,840,623)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on July 30, 2010.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Municipal Income Fund
	For the Six Months Ended
	September 30, 2011		For the Fiscal Year Ended
	(Unaudited)		March 31, 2011
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,464,794	$50,951,811	7,922,419	$118,413,467
Shares converted from Class B(a)	5,299	79,438	49,844	743,298
Reinvestment of distributions	451,336	6,665,176	887,283	13,157,250
Shares redeemed	(4,257,873)	(62,510,855)	(12,849,861)	(189,288,942)

	(336,444)	(4,814,430)	(3,990,315)	(56,974,927)

Class B Shares
Shares sold	12,545	187,113	35,535	533,898
Shares converted to Class A(a)	(5,299)	(79,438)	(49,844)	(743,298)
Reinvestment of distributions	6,127	90,437	15,222	226,102
Shares redeemed	(51,573)	(760,056)	(200,438)	(2,944,855)

	(38,200)	(561,944)	(199,525)	(2,928,153)

Class C Shares
Shares sold	101,154	1,497,705	382,884	5,715,316
Reinvestment of distributions	21,894	323,302	45,488	674,427
Shares redeemed	(204,787)	(3,006,425)	(579,406)	(8,466,093)

	(81,739)	(1,185,418)	(151,034)	(2,076,350)

Institutional Shares
Shares sold	1,769,106	26,114,452	7,280,424	108,315,467
Reinvestment of distributions	226,069	3,334,858	288,557	4,258,367
Shares redeemed	(3,974,557)	(58,406,553)	(5,466,244)	(80,143,353)

	(1,979,382)	(28,957,243)	2,102,737	32,430,481

Service Shares
Reinvestment of distributions	25	381	48	716
Shares redeemed	—	—	(8,659)	(124,412)

	25	381	(8,611)	(123,696)

Class IR Shares(b)
Shares sold	44,205	662,781	8,433	129,029
Reinvestment of distributions	390	5,819	168	2,428
Shares redeemed	(7,790)	(115,213)	—	—

	36,805	553,387	8,601	131,457

NET DECREASE	(2,398,935)	$(34,965,267)	(2,238,147)	$(29,541,188)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on July 30, 2010.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Tax- Free Fund
	For the Six Months Ended
	September 30, 2011		For the Fiscal Year Ended
	(Unaudited)		March 31, 2011
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	24,037,702	$253,579,778	60,601,744	$637,645,260
Reinvestment of distributions	607,611	6,408,087	1,118,325	11,741,716
Shares redeemed	(23,325,362)	(245,788,852)	(81,359,249)	(853,651,829)

	1,319,951	14,199,013	(19,639,180)	(204,264,853)

Class B Shares
Reinvestment of distributions	38	401	260	2,881
Shares redeemed	(4,203)	(44,227)	(21,664)	(226,852)

	(4,165)	(43,826)	(21,404)	(223,971)

Class C Shares
Shares sold	552,852	5,835,918	1,716,309	18,040,737
Reinvestment of distributions	18,077	190,595	31,749	333,196
Shares redeemed	(685,908)	(7,225,927)	(1,820,527)	(19,087,542)

	(114,979)	(1,199,414)	(72,469)	(713,609)

Institutional Shares
Shares sold	60,415,132	636,485,202	134,548,199	1,414,855,798
Reinvestment of distributions	1,075,352	11,336,617	1,694,026	17,775,693
Shares redeemed	(45,027,111)	(473,893,135)	(108,720,423)	(1,139,702,812)

	16,463,373	173,928,684	27,521,802	292,928,679

Service Shares
Shares sold	—	—	946,315	10,002,517
Reinvestment of distributions	11,109	116,972	34,629	363,407
Shares redeemed	(724,653)	(7,632,670)	(3,443,686)	(36,182,454)

	(713,544)	(7,515,698)	(2,462,742)	(25,816,530)

Class IR Shares(a)
Shares sold	69,961	739,285	7,314	76,624
Reinvestment of distributions	300	3,167	34	354
Shares redeemed	(18,246)	(193,001)	—	—

	52,015	549,451	7,348	76,978

NET INCREASE	17,002,651	$179,918,210	5,333,355	$61,986,694

(a)	Commenced operations on July 30, 2010.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service or Class IR Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional, Service and Class IR Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	High Yield Municipal Fund				Municipal Income Fund				Short Duration Tax-Free Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
Share Class	4/01/11	9/30/11		9/30/11*	4/01/11	9/30/11		9/30/11*	4/01/11	9/30/11		9/30/11*
Class A
Actual	$1,000	$1,112.40		$4.70	$1,000	$1,086.40		$4.33	$1,000	$1,021.50		$3.69
Hypothetical 5% return	1,000	1,020.55	+	4.50	1,000	1,020.85	+	4.19	1,000	1,021.35	+	3.69

Class B
Actual	1,000	1,108.50		8.64	1,000	1,082.50		8.23	1,000	1,018.50		6.71
Hypothetical 5% return	1,000	1,016.80	+	8.27	1,000	1,017.10	+	7.97	1,000	1,018.35	+	6.71

Class C
Actual	1,000	1,108.30		8.64	1,000	1,082.40		8.23	1,000	1,019.50		5.71
Hypothetical 5% return	1,000	1,016.80	+	8.27	1,000	1,017.10	+	7.97	1,000	1,019.35	+	5.70

Institutional
Actual	1,000	1,114.20		3.01	1,000	1,088.30		2.56	1,000	1,023.30		1.97
Hypothetical 5% return	1,000	1,022.15	+	2.88	1,000	1,022.55	+	2.48	1,000	1,023.05	+	1.97

Service
Actual	N/A	N/A		N/A	1,000	1,085.20		5.16	1,000	1,020.70		4.50
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,020.05	+	5.00	1,000	1,020.55	+	4.50

Class IR
Actual	1,000	1,113.80		3.38	1,000	1,085.60		3.02	1,000	1,022.80		2.43
Hypothetical 5% return	1,000	1,021.80	+	3.23	1,000	1,022.10	+	2.93	1,000	1,022.60	+	2.43

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR

High Yield Municipal	0.89%	1.64%	1.64%	0.57%	N/A	0.64%
Municipal Income	0.83	1.58	1.58	0.49	0.99%	0.58
Short Duration Tax-Free	0.73	1.33	1.13	0.39	0.89	0.48

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background
The Goldman Sachs High Yield Municipal, Goldman Sachs Municipal Income and Goldman Sachs Short Duration Tax-Free Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreements were most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain management fees (with respect to the Municipal Income and Short Duration Tax-Free Funds) and reimburse certain expenses of the Funds that exceed specified levels; the undertaking of Goldman, Sachs & Co. (“Goldman Sachs”), as the Funds’ affiliated distributor, to waive a portion of the distribution and service fees paid by the Short Duration Tax-Free Fund’s Class B and Class C Shares; the undertaking of Goldman Sachs, as the Funds’ affiliated transfer agent, to waive a portion of the transfer agency fees paid by the High Yield Municipal Fund’s Class A, Class B, Class C and Class IR Shares; and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Municipal Income and Short Duration Tax-Free Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams, that had occurred in recent periods, the potential benefit to the Funds of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other comparable SEC-registered funds using rankings and ratings compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data provider. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

each Fund in light of its investment objective and policies, market conditions and credit and duration parameters. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Independent Trustees noted that for the one-year period ended May 31, 2011, the High Yield Municipal Fund’s performance placed it in the top half of its peer group. The Independent Trustees also noted that the Short Duration Tax-Free and Municipal Income Funds had each ranked in the bottom half of their respective peer groups. The Independent Trustees observed that each of the Funds had performance for multiple time periods that placed it in the bottom half of its respective peer group and that they had communicated their concerns to the Investment Adviser’s senior management. The Trustees also noted that they had received assurances from the Investment Adviser’s senior management that measures would continue to be taken to address the Funds’ performance.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under its respective Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history comparing each Fund’s expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the contractual management fees paid by the Municipal Income and Short Duration Tax-Free Funds, as well as Goldman Sachs’ undertakings to waive a portion of the distribution and service fees paid by the Short Duration Tax-Free Fund’s Class B and Class C Shares and to waive a portion of the transfer agency fees paid by the High Yield Municipal Fund’s Class A, Class B, Class C and Class IR Shares. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreements.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily	High Yield	Municipal	Short Duration
Net Assets	Municipal Fund	Income Fund	Tax-Free Fund

First $1 billion	0.55%	0.55%	0.40%
Next $1 billion	0.55%	0.50%	0.36%
Next $3 billion	0.50%	0.48%	0.34%
Next $3 billion	0.48%	0.47%	0.33%
Over $8 billion	0.47%	0.46%	0.32%

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit management fees (with respect to the Municipal Income and Short Duration Tax-Free Funds) and “other expenses” ratios (excluding certain expenses) (with respect to all of the Funds) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser was passing along savings to shareholders of the High Yield Municipal and Short Duration Tax-Free Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Conclusion
In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2012.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Divisionof Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $699.7 billion in assets under management as of September 30, 2011 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund

Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions & Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ending June 30, 2011 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

IRS Circular 230 Disclosure: Goldman Sachs does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties imposed on the relevant taxpayer. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of September 30, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 63405.MF.MED.TMPL/11/2011 TFFISAR11/26.1K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 7, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 7, 2011